SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[x] Preliminary proxy statement

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      FREEPORT McMoRan COPPER & GOLD INC.
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               (Name of Registrant as Specified in Its Charter)


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                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transactions applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)      Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(3)      Filing party:

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(4)      Date filed:

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PRELIMINARY COPY
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                      FREEPORT-McMoRan COPPER & GOLD INC.
                             One East First Street
                              Reno, Nevada 89501

                                                      ------------- ---, 1995

Dear Stockholder:

               On May 3, 1994, Freeport-McMoRan Inc. ("Freeport-McMoRan") announced that it was taking steps to effect the tax-free distribution to its common stockholders, on a pro-rata basis, of all of the Class B Common Stock of Freeport-McMoRan Copper & Gold Inc. (the "Company") which it owns at the time of such distribution (the "Distribution"). In anticipation of the Distribution, the Company proposes to make certain changes to its capital structure and corporate governance to ensure that the Distribution will be tax-free for federal income tax purposes. The Company also proposes to make certain additional changes to the Company's corporate governance to foster the Company's long-term growth as an independent corporation following the Distribution. Finally, the Company proposes to establish new stock option, stock-based award and cash bonus plans for its directors, officers and employees to become effective upon the Distribution.

               As further described in the enclosed Consent Solicitation Statement, the proposed Distribution results from significant changes in the businesses of Freeport-McMoRan and the Company over the past seven years. These changes were brought about by two world-class mineral discoveries in 1988, and management's decision to concentrate on the development and growth of these properties.

               The Company's current operating plan projects large capital expenditures over the next several years. The Board of Directors of the Company believes that the proposed Distribution will enable the Company to meet its substantial capital needs at a lower cost than any possible alternative and will provide the Company with flexibility with which to meet new opportunities through the use of equity financing or by attracting a joint venture partner for one or more projects. The Distribution will permit the managements of Freeport-McMoRan and the Company to make business decisions without being influenced by the competing financial needs of the other business.

               In order to complete the Distribution, the proposed actions by the Company require the consent of the holders of Common Stock of the Company. Consent of the holders of the Company's Common Stock is being sought for the approval of (1) a proposal (the "Merger Proposal") for the merger of FM Facilitating Company, Inc., a newly created, wholly owned Delaware subsidiary of the Company ("Facilitating"), into the Company (the "Merger") which will effect changes to the Company's capital structure and the voting rights of its Common Stock and Preferred Stock in order to permit the Distribution to be tax-free for federal income tax purposes and (2) a proposal (the "Corporate Governance Proposal") that the Company's Certificate of Incorporation be further amended to add certain corporate governance provisions, each as further described in the enclosed Consent Solicitation Statement.

               Under Delaware law and pursuant to the Company's certificate of incorporation, the Merger Proposal and the Corporate Governance Proposal are subject to approval of the registered holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting as a single class. However, even though not required by law or the Company's certificate of incorporation, the Board of Directors of the Company has determined that the registered holders of Class A Common Stock will also have a separate vote on each of the Merger Proposal and the Corporate Governance Proposal. Accordingly, each of the Merger Proposal and the Corporate Governance Proposal will not be adopted without the approval of at least a majority of the Class A Common Stock voted with respect to such Proposals (not including Class A Common Stock owned by Freeport-McMoRan or its affiliates).

               In addition, consents of the holders of Common Stock of the Company are being sought for approval of the following proposed Company benefit plans to become effective upon the Distribution: (1) an Adjusted Stock Award Plan, (2) a 1995 Stock Option Plan, (3) a 1995 Stock Option Plan for Non-Employee Directors, (4) an Annual Incentive Plan and (5) a 1995 Long-Term Performance Incentive Plan (collectively the "New Benefit Plan Proposals"), each as further described in the enclosed Consent Solicitation Statement. Each of the New Benefit Plan Proposals is subject to approval of the registered holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting as a single class. Since the Class B Common Stock constitutes ___% of the combined total of the Class A Common Stock and the Class B Common Stock and is held entirely by Freeport-McMoRan which intends to vote in favor of the New Benefit Plan Proposals, approval of such proposals is assured without the consent of any holders of Class A Common Stock.

               The period for solicitation of consents will terminate at 4:30 p.m., New York City time, on
  , 1995 and all consents must be submitted by such time. All holders of record of Common Stock of the Company at the close of business on , 1995 will be entitled to vote on the Proposals described in the enclosed Consent Solicitation Statement. To ensure that your consent will be taken into account, please complete, date and sign the enclosed consent form and return it promptly in the enclosed prepaid envelope.


                                 Very truly yours,


                                 James R. Moffett
                                 Chairman of the Board
                                 Freeport-McMoRan Copper & Gold Inc.




                      CONSENT SOLICITATION STATEMENT




                    FREEPORT-McMoRan COPPER & GOLD INC.
                           One East First Street
                            Reno, Nevada 89501




                                                         __________ __, 1995





         This Statement and the enclosed form of consent are being furnished to the holders of Common Stock of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation ("FCX" or the "Company"), in connection with a solicitation of consents by the Board of Directors of the Company to seven proposals (each, a "Proposal", and collectively, the "Proposals"). All seven Proposals are related to the plan of Freeport-McMoRan Inc. ("Freeport-McMoRan"), which currently owns all of the outstanding shares of the Company's Class B Common Stock, to distribute to its stockholders, on a tax-free basis, all of the Class B Common Stock it owns at the time of the distribution (the "Distribution"). The first two Proposals are as follows:

         (1) a proposal (the "Merger Proposal") for the merger of FM Facilitating Company, Inc., a newly created wholly owned Delaware subsidiary of the Company ("Facilitating"), into the Company (the "Merger"), which will effect changes to the Company's capital structure and the voting rights of its Common Stock and Preferred Stock in order to permit the Distribution to be tax-free for federal income tax purposes; and

         (2) a proposal (the "Corporate Governance Proposal") that the Company's certificate of incorporation (the "Certificate") following the Merger be further amended to add certain corporate governance provisions.

         In addition, consents of the holders of Common Stock of the Company are being sought for approval of proposals (collectively, the "New Benefit Plan Proposals") for the following Company benefit plans to become effective upon the Distribution (each, a "Plan"):

         (3)   an Adjusted Stock Award Plan;

         (4)   a 1995 Stock Option Plan;

         (5)   a 1995 Stock Option Plan for Non-Employee Directors;

         (6)   an Annual Incentive Plan; and

         (7)   a 1995 Long-Term Performance Incentive Plan.

         Each of the Proposals is further described herein.

         Under Delaware law and pursuant to the Certificate, the Merger Proposal and the Corporate Governance Proposal are subject to approval of the holders of a majority of Class A Common Stock and Class B Common Stock of the Company, voting as a single class. However, even though not required by law or the Certificate, the Board of Directors of the Company has determined that the holders of the Company's Class A Common Stock will have a separate vote with respect to each of the Merger Proposal and the Corporate Governance Proposal. Accordingly, each of the Merger Proposal and the Corporate Governance Proposal will not be adopted without the approval of at least a majority of the Class A Common Stock voted with respect to such Proposals (not including Class A Common Stock owned by Freeport-McMoRan or its affiliates).

         Notwithstanding adoption of the Merger Proposal by the stockholders of the Company, the Merger will not be consummated unless the management of the Company believes at the time that there is no inhibition to the completion of the Distribution. If adopted, the Merger Proposal is not subject to or contingent on adoption of the Corporate Governance Proposal. However, the Corporate Governance Proposal is subject to and contingent on adoption of the Merger Proposal and consummation of the Merger.

         Holders of the Company's Class A Common Stock will not have a separate vote with respect to the New Benefit Plan Proposals, and instead will vote with respect to each such Proposal as a single class with the holders of the Company's Class B Common Stock. Since the Class B Common Stock constitutes approximately ___% of the combined total of the Class A Common Stock and the Class B Common Stock and is held entirely by Freeport-McMoRan, which intends to vote in favor of the New Benefit Plan Proposals, approval of the New
Benefit Plan Proposals is assured without the consent of any other stockholder. The New Benefit Plan Proposals will not be effective unless and until the Distribution occurs.

         The period for solicitation of consents will terminate at 4:30 p.m., New York City time on __________ __, 1995 and all consents must be submitted by such time in order to be taken into account. All holders of record of Common Stock of the Company at the close of business on __________ __, 1995 (the "Record Date") will be entitled to vote on the Proposals described in this Consent Solicitation Statement. Stockholders are urged to review this Consent Solicitation Statement in its entirety.




                               TABLE OF CONTENTS


                                                                      Page

AVAILABLE INFORMATION.................................................. 1

SUMMARY................................................................ 2

      Merger Proposal.................................................. 2
      Corporate Governance Proposal.................................... 8
      New Benefit Plan Proposals....................................... 8
      Voting Procedure................................................. 9

MERGER PROPOSAL........................................................11

      General Background...............................................11
      Description of Capital Stock
         Prior to and Following the Merger.............................15
      Certain Additional Changes to the
         Certificate of Incorporation and
         By-Laws Resulting from the Merger.............................19
      Certain Federal Income Tax Consequences
         of the Merger.................................................20
      Management After Distribution....................................20

CORPORATE GOVERNANCE PROPOSAL..........................................28

      General Background...............................................28
      Supermajority Voting/Fair Price Requirements.....................30
      Limitations on Stockholder Action by
         Written Consent...............................................30
      Amendments to Certificate and By-Laws............................31

PROPOSAL FOR COMPANY ADJUSTED STOCK AWARD PLAN.........................31

PROPOSAL FOR COMPANY 1995 STOCK OPTION PLAN............................35

PROPOSAL FOR COMPANY 1995 STOCK OPTION PLAN
  FOR NON-EMPLOYEE DIRECTORS...........................................38

PROPOSAL FOR COMPANY ANNUAL INCENTIVE PLAN.............................42

PROPOSAL FOR COMPANY 1995 LONG-TERM PERFORMANCE
  INCENTIVE PLAN.......................................................46

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
  AND MANAGEMENT.......................................................51

      Stock Ownership of Directors and
         Executive Officers............................................51
      Stock Ownership of Certain Beneficial Owners.....................56
      Compliance with the Securities
        Exchange Act of 1934...........................................58
      Freeport-McMoRan Stock Ownership of Certain
         of its Beneficial Owners......................................58

INCORPORATION BY REFERENCE.............................................60

STOCKHOLDER PROPOSALS..................................................61


                             AVAILABLE INFORMATION

         Both the Company and Freeport-McMoRan are subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, file reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices at 7 World Trade Center, Suite 1300, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, except that copies of the exhibits may not be available at certain of the regional offices. In addition, reports and other material concerning the Company and Freeport-McMoRan can be inspected at the offices of The New York Stock Exchange at 20 Broad Street, New York, New York 10005. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. See "Information Incorporated by Reference".





                                   SUMMARY

         The following is a brief summary of information contained elsewhere in this Consent Solicitation Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information incorporated by reference or appearing elsewhere in this Consent Solicitation Statement and in the Annexes attached hereto. Stockholders are urged to read this Consent Solicitation Statement in its entirety.

Merger Proposal

         As a result of the Merger, the shares of Class A Common Stock of the Company (the "Class A Common Shares"), which at present vote as a single class with the shares of Class B Common Stock of the Company (the "Class B Common Shares", and collectively with the Class A Common Stock, the "Common Shares") for the election of all directors of the Company, will have the right to vote, together as a single class with the Preferred Stock of the Company outstanding immediately after the Merger (the "Preferred Shares"), for the election of 20% of the directors of the Company (the "20% Directors").(*) The Class A Common Shares will have no right to vote for any of the other directors. The Class A Common Shares will no longer be a series of Special Stock, but will be a separate class of Common Stock.

         In addition, the Class B Common Shares, which at present vote as a single class with the Class A Common Shares for the election of directors, will have the right to vote as a separate class for the election of 80% of the directors of the Company (the "80% Directors").(*) The Class B Common Shares will have no right to vote for any of the other directors. The Class B Common Shares will be a separate class of Common Stock.

         The Company currently has designated 88,600,000 Class A Common Shares, which are a series of Special Stock. The Company also currently has authorized 200,000,000 Class B Common Shares and 135,000,000 undesignated shares of Special Stock.

         As a result of the Merger, the Company's Certificate will be amended to authorize 211,800,000 Class A Common Shares and 211,800,000 Class B Common Shares. In the aggregate, the Certificate will authorize 423,600,000 Common Shares, which equals the current aggregate number of authorized and designated Class A Common Shares, authorized Class B Common Shares and authorized but undesignated shares of Special Stock. See "Merger Proposal -- Description of Capital Stock Prior to and Following the Merger".

         Each of the shares of the Company's 7% Convertible Exchangeable Special Preference Stock, par value $0.10 per share (the "Special Preference Shares"), which at present constitute a class of Special Stock, will be converted into shares of 7% Convertible Exchangeable Preferred Stock, par value $0.10 per share, of the Company (the "Convertible Exchangeable Preferred Shares"). Each Depositary Share which currently represents 2 16/17 Special Preference Shares will represent 0.05 of a Convertible Exchangeable Preferred Share, but the liquidation, dividend, redemption, conversion and exchange rights of each Depositary Share following the Merger will be identical to the existing Depositary Shares. The Convertible Exchangeable Preferred Shares will be a series of Preferred Stock and will not constitute Special Stock of the Company.

_________________
(*) The calculation of the number of directors which constitutes the "20% Directors" will be rounded downward, if necessary, to the nearest whole number. The calculation of the number of directors which constitutes the "80% Directors" will be rounded upward, if necessary, to the nearest whole number. Any such calculations also will not include any directors which holders of the Preferred Shares have the exclusive right to elect if the Company fails to pay dividends for a certain period of time.

         Finally, the Convertible Exchangeable Preferred Shares to be issued upon conversion in the Merger of the Special Preference Shares, as well as the currently outstanding shares of the Company's Step-Up Convertible Preferred Stock (the "Step-Up Preferred Shares"), Gold-Denominated Preferred Stock (the "Gold-Denominated Preferred Shares"), Gold-Denominated Preferred Stock, Series II (the "Gold-Denominated Preferred Series II Shares") and Silver-Denominated Preferred Stock (the "Silver-Denominated Preferred Shares"), which at present have no right to vote for the election of directors (unless the Company fails to pay dividends for a certain period of time), will have the right to vote, together as a single class with the Class A Common Shares, for the election of the 20% Directors. The Preferred Shares will not be entitled to participate in stockholder votes other than in connection with the election of directors or as required by law. The other rights of the outstanding shares of Preferred Stock will not be changed as a result of the Merger. See "Merger Proposal -- Description of Capital Stock Prior to and Following the Merger".

         The selected capitalization of the Company as of __________ __, 1995 and as adjusted to give effect to the Merger is shown in the following tables:


                  FCX Capitalization as of _________ __, 1995

                                                                Authorized                Outstanding
                                                                ----------                -----------





Class B Common Stock                                            200,000,000                141,522,891

Special Stock (1)
  Class A Common (2)                                             88,600,000                 64,430,440
  Special Preference (3)                                         26,400,000                 26,341,176
  Undesignated Special Stock                                    135,000,000                          0
                                                      ---------------------    -----------------------
Total Special Stock                                             250,000,000                 90,771,616

Preferred Stock
  Step-Up Convertible Preferred (4)                                 700,000                    700,000
  Gold-Denominated Preferred (5)                                    300,000                    300,000
  Gold-Denominated Preferred, Series II (6)                         215,279                    215,279
  Silver-Denominated Preferred (7)                                  119,000                    119,000
  Undesignated Preferred Stock                                   48,665,721                          0
                                                      ---------------------    -----------------------
Total Preferred Stock                                            50,000,000                  1,334,279


       FCX Capitalization After Giving Effect to the Merger Proposal

                                                                 Authorized                  Outstanding
                                                                 ----------                  -----------
Common Stock
  Class A Common                                                211,800,000                 64,430,440(8)
  Class B Common                                                211,800,000                141,522,891(8)
                                                      ---------------------    ------------------------
Total Common Stock                                              423,600,000                205,953,331

Preferred Stock
  Convertible Exchangeable Preferred (9)                            447,800                    447,800
  Step-Up Convertible Preferred (4)                                 700,000                    700,000
  Gold-Denominated Preferred (5)                                    300,000                    300,000
  Gold-Denominated Preferred, Series II (6)                         215,279                    215,279
  Silver-Denominated Preferred (7)                                  119,000                    119,000
  Undesignated Preferred Stock                                   48,217,921                          0
                                                      ---------------------    ------------------------
Total Preferred Stock                                            50,000,000                  1,782,079

___________________
(1)   The Board of Directors of the Company has the right to designate authorized and unissued shares of Special Stock as additional Class A Common Shares or as one or more additional series of capital stock.  The currently designated shares of Special Stock are 88,600,000
      Class A Common Shares and 26,400,000 Special Preference Shares.  See also notes (2) and
      (9) below.
(2)   In addition to the currently outstanding Class A Common Shares, additional Class A
      Common Shares have been authorized for issuance upon conversion of the Special Preference
      Shares (or if the Merger Proposal is adopted, the Convertible Exchangeable Preferred Shares)
      and upon conversion of the Step-Up Convertible Preferred Shares.  See also note (9) below.
(3)   The Special Preference Shares currently are represented by an aggregate of 8,956,000
      Depositary Shares, each representing 2 16/17 Special Preference Shares.  See also note (9)
      below.
(4)   The Step-Up Convertible Preferred Shares are represented by an aggregate of 14,000,000
      Depositary Shares, each representing 0.05 Step-Up Convertible Preferred Shares.
(5)   The Gold-Denominated Preferred Shares are represented by an aggregate of 6,000,000
      Depositary Shares, each representing 0.05 Gold-Denominated Preferred Shares.
(6)   The Gold-Denominated Preferred Series II Shares are represented by an aggregate of
      4,305,580 Depositary Shares, each representing 0.05 Gold-Denominated Preferred Series II
      Shares.
(7)   The Silver-Denominated Preferred Shares are represented by an aggregate of 4,760,000
      Depositary Shares, each initially representing 0.025 Silver-Denominated Preferred Shares.
(8)   Prior to the Merger, Freeport-McMoRan will exchange some Class B Common Shares that it owns into Class A Common Shares in connection with its recapitalization.  In addition,
      Freeport-McMoRan has in the past exchanged, and may prior to the Merger exchange, Class
      B Common Shares that it owns into Class A Common Shares for the purpose of making property dividends of Class A Common Shares to Freeport-McMoRan common stockholders.
      To the extent such exchanges are made, the number of outstanding Class B Common Shares will be decreased and the number of outstanding Class A Common Shares will be increased.
      Freeport-McMoRan will own all of the Class B Common Shares outstanding, constituting at least a majority of the Common Shares outstanding at the time of the Distribution.
(9)   If the Merger Proposal is adopted, the Convertible Exchangeable Preferred Shares will be represented by an aggregate of 8,956,000 Depositary Shares, each representing 0.05 of a
      Convertible Exchangeable Preferred Share.

         As indicated above, the changes effected by the Merger to the Company's capital structure and the voting rights of its Common Shares and Preferred Shares are designed to permit Freeport-McMoRan, which currently owns all of the outstanding Class B Common Shares, to distribute to its stockholders, on a tax-free basis for federal income tax purposes, all of the Class B Common Shares it owns at the time of Distribution. The Boards of Directors of the Company and of Freeport-McMoRan have determined that the Distribution would be in the best interests of the stockholders of both companies for a number of reasons. In the opinion of the Boards, the Distribution should improve the credit capacity and access of the Company to the public credit markets, reduce the costs of debt and equity financing for the companies, eliminate certain restrictive covenants in the companies' borrowing arrangements, better position the Company to enter into strategic joint ventures and allow the companies' management to make business decisions without being influenced by the competing financial needs of the other business. See "Merger Proposal -- General Background".

         The changes in voting power resulting from the Merger are designed to enable Freeport-McMoRan to have sufficient voting rights with respect to the Company in order to satisfy one of the prerequisites under the Internal Revenue Code of 1986, as amended (the "Code") for the Distribution to be tax-free for federal income tax purposes. Freeport-McMoRan has received a ruling from the Internal Revenue Service confirming this tax result (the "Private Letter Ruling"). The terms of the Proposals and the Distribution described herein are consistent with the terms of the Private Letter Ruling.

         In order to satisfy the requirements of the Internal Revenue Service for the granting of the Private Letter Ruling, the Company represented that there is no plan, intention or formal or informal understanding to change its capital structure to eliminate the two-tiered voting structure after the Distribution, and that there will be no change in the voting rights of its stock for five years, or a vote within five years to change such voting rights after five years. Accordingly, the separate classes will remain separate for at least five years after the Distribution and will be combined only upon the favorable vote thereafter of the holders of the Class A Common Shares and the Class B Common Shares, voting together as a single class.

         The Merger will not be consummated and the Distribution will not be made until Freeport-McMoRan recapitalizes or refinances certain of its existing indebtedness, including certain guarantees. Freeport-McMoRan has discussed with several potential investors, including institutional investors, possible transactions which would provide for the recapitalization or refinancing of its debt. However, no agreements have been reached with respect to any such transaction. It is anticipated that, in connection with the Distribution, the Company and P.T. Freeport Indonesia Company ("PT-FI"), a subsidiary of the Company, will enter into a five-year senior secured revolving credit facility in a principal amount of $750,000,000 with a syndicate of bank lenders. This facility, together with a related and separate facility of Freeport-McMoRan, will replace or constitute a modification of the existing Freeport-McMoRan credit facility under which PT-FI has a borrowing capacity of $550,000,000.

         The Merger will be effected pursuant to a Merger Agreement (the "Merger Agreement") between the Company and Facilitating, which will, in addition to providing for changes to the capital stock of the Company as described above, provide for the designation of the Board of Directors and executive officers of the Company upon the Merger. Following the Merger, the Company's Board of Directors will be expanded from eight members to twenty members, and will include all of its current directors (except one) and all of the current directors of Freeport-McMoRan. The Board will also be classified with three-year staggered terms. See "Merger Proposal -- Management After Distribution".

         The present executive officers of the Company are either employed or retained by Freeport-McMoRan or PT-FI. The services of those executive officers who are employed or retained by Freeport-McMoRan are provided to the Company pursuant to a Management Services Agreement among Freeport-McMoRan, the Company and PT-FI (the "Management Services Agreement"). Certain of such executive officers and senior management will provide services to McMoRan Oil & Gas Co. ("MOXY") and FM Properties Inc. ("FM Properties"), each of which is a former subsidiary of Freeport-McMoRan, and Freeport-McMoRan Resource Partners, Limited Partnership ("FRP"), an affiliate of Freeport-McMoRan, pursuant to a management services agreement between Freeport-McMoRan and MOXY, an administrative services agreement between Freeport-McMoRan and FM Properties and the Amended and Restated Agreement of Limited Partnership of FRP, as amended.

         Pursuant to the Management Services Agreement a substantial number of employees of Freeport-McMoRan also provide general executive, administrative, financial, accounting, legal, insurance, sales and certain other services to the Company and PT-FI. The Company currently does not directly employ any individuals. However, PT-FI currently has approximately 5,800 employees and has retained the services of approximately 9,000 contract workers for mining and exploration operations and other activities in Indonesia. In addition, Rio Tinto Minera, S.A. ("RTM"), a subsidiary of the Company, currently has approximately ________ employees engaged in smelting and other activities in Spain.

         The Company currently expects that the Management Services Agreement will remain in effect following the Distribution for a period not longer than one year. Prior to the termination of the Management Services Agreement, it is anticipated that a substantial number of persons, including certain existing officers and employees of Freeport-McMoRan, will become officers and/or employees of the Company or a wholly-owned subsidiary of the Company that may be established to provide services to the Company. Certain of such officers and employees may remain employed by, and/or officers of, Freeport-McMoRan.

         Following the Distribution, Freeport-McMoRan will retain its interests in the sulphur and agricultural minerals businesses. It will remain engaged in the business of mining and selling sulphur through its interest in FRP, a Delaware limited partnership, and in the business of mining, developing, producing and marketing phosphate fertilizers through its interest in and through FRP's interest in a joint venture partnership, IMC-Agrico Company ("IMC-Agrico").

         Although the Merger and the change in voting power effected thereby must be completed prior to the Distribution, the Merger will not be consummated unless the management of the Company believes at the time that there is no inhibition to the completion of the Distribution. It is anticipated that, in connection with the Distribution, Freeport-McMoRan and the Company will enter into an agreement defining their rights and obligations with respect thereto, including a covenant not to take any action which would or might reasonably be expected to adversely affect the tax-free nature of the Distribution.

Corporate Governance Proposal

         In addition to the Merger, the Board of Directors of the Company is also seeking the consent of the holders of the Class A Common Shares to several additional proposed amendments to the Company's Certificate related to corporate governance. These include a "fair price" provision requiring a higher percentage of stockholders than would otherwise be required to approve certain business combinations unless certain procedural and fair price requirements are satisfied; provisions limiting the right of stockholders to act by written consent; and a provision requiring a higher percentage of stockholders than would otherwise be required to amend, alter, change or repeal certain of the provisions of the Certificate.

         The purpose of the Corporate Governance Proposal is to make changes to the Company's Certificate to reduce the vulnerability of the Company to an unsolicited takeover proposal not deemed by the Board to be in the best interests of the stockholders. See "Corporate Governance Proposal".

         If adopted, the Corporate Governance Proposal is subject to and contingent on adoption of the Merger Proposal and consummation of the Merger.

New Benefit Plan Proposals

         The Board of Directors of the Company is also seeking stockholder approval of (i) three stock option and stock-based award plans which are described in more detail under "Proposal for Company Adjusted Stock Award Plan", "Proposal for Company 1995 Stock Option Plan" and "Proposal for Company 1995 Stock Option Plan for Non-Employee Directors", and (ii) two cash bonus plans which are described in more detail under "Proposal for Company Annual Incentive Plan" and "Proposal for Company 1995 Long-Term Performance Incentive Plan".

         As indicated above, a substantial number of employees at Freeport-McMoRan currently provide management and other services to the Company pursuant to the Management Services Agreement. Also, most of the executive officers of the Company are currently employees of Freeport-McMoRan. Freeport-McMoRan compensates these individuals and allocates appropriate portions of their compensation costs to the Company. Freeport-McMoRan also maintains option and incentive award plans to attract, retain and reward directors, officers and employees by allowing them to participate in the future success of Freeport-McMoRan, the Company and their subsidiary businesses, as a collective enterprise. Directors of the Company, and its executive officers and key management, currently participate in Freeport-McMoRan's option and incentive award plans. As a result, the Company has not had its own compensation policies or plans.

         Following the Distribution, the Company and Freeport-McMoRan will continue to share many directors and engage many of the same individuals as executive officers and in key management positions. However, because the Company anticipates that it will eventually employ its executive officers, key management and other personnel separately from Freeport-McMoRan, it intends to establish its own compensation policies. In order to attract, retain and reward its own directors, officers and employees, the Company believes that it is also appropriate to establish option and incentive award plans tied to the value of the Common Shares and to the future success of the Company's own separate businesses.

Voting Procedure

         If consents in the enclosed form are properly executed and returned, the Class A Common Shares represented thereby will be voted in accordance with the stockholders' directions. This Consent Solicitation Statement and the enclosed consent are being mailed to stockholders on or about __________ __, 1995. For the consent solicited hereby to be counted, the enclosed consent must be signed, dated and received by the Company prior to the Solicitation Termination Date, which will be __________ __, 1995, unless extended by the Company to a date no later than __________ __, 1995. Shares represented by duly executed consents will, in the absence of contrary directions, be voted for the approval of each of the proposals.

         Stockholders of record at the close of business on the Record Date will be entitled to vote on the Proposals. On the Record Date there were outstanding _____________ Class A Common Shares and _____________ Class B Common Shares. Each of the Class A Common Shares and the Class B Common Shares entitles the holder thereof to one vote on each of the Proposals.

         On the Record Date there were also outstanding __________ Special Preference Shares, __________ Step-Up Preferred Shares, ___________ Gold-Denominated Preferred Shares, ___________ Gold-Denominated Preferred Series II Shares and ___________ Silver-Denominated Preferred Shares. None of these shares have voting rights with respect to the Proposals, and consents are not being solicited from their holders.

         Under Delaware law and pursuant to the Certificate, adoption of each of the Merger Proposal and the Corporate Governance Proposal requires the approval of a majority of the outstanding Class A Common Shares and the outstanding Class B Common Shares, voting as a single class. Freeport-McMoRan, which owns a majority of the combined total of Class A Common Shares and Class B Common Shares, intends to vote in favor of such Proposals.

         However, although not required by law or the Certificate, the Board of Directors of the Company has determined that the Class A Common Shares will also have a separate vote on each of the Merger Proposal and the Corporate Governance Proposal. Accordingly, each of the Merger Proposal and the Corporate Governance Proposal will not be adopted without the approval of at least a majority of the Class A Common Shares voted with respect to such Proposals (not including Class A Common Shares owned by Freeport-McMoRan or its affiliates).

         Notwithstanding adoption of the Merger Proposal by the stockholders of the Company, the Merger will not be consummated unless the management of the Company believes at the time that there is no inhibition to the completion of the Distribution. If adopted, the Merger Proposal is not subject to or contingent on adoption of the Corporate Governance Proposal. However, the Corporate Governance Proposal is subject to and contingent on adoption of the Merger Proposal and consummation of the Merger.

         Each of the New Benefit Plan Proposals requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Class A Common Shares will not have a separate vote with respect to any of the New Benefit Plan Proposals. In addition, the New Benefit Plan Proposals will not be effective unless and until the Distribution occurs.

         Consents which are submitted may be revoked at any time before the Solicitation Termination Date by submission of a written revocation to the Secretary of the Company or by the due execution of a consent bearing a later date and the delivery of such later consent to the Secretary of the Company prior to the Solicitation Termination Date.

         The cost of the solicitation of consents is being borne by the Company. Copies of soliciting material will be furnished to brokerage houses, fiduciaries and other nominees as required for forwarding to the beneficial owners. The Company will reimburse such persons for their expenses in so doing. The Company has retained Georgeson & Co., Inc., Wall Street Plaza, New York, New York, to assist it in the solicitation of proxies. It is estimated that the fees for the services of that firm will be $ _______; the Company will also reimburse the firm for its reasonable out-of-pocket expense incurred in connection with providing the services. Further solicitation may be undertaken by mail, telegram, telephone and personal contact by directors, officers and other employees of the Company, without extra remuneration.

         Brokers who hold shares for the accounts of their clients may execute consents either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain proposals are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to execute consents on those items.

         Although the Merger will effect changes in the voting rights of its stockholders, no physical substitution of stock certificates will be required, but the existing certificates will thereafter represent the securities resulting from the Merger.

         However, upon consummation of the Merger, the Company will arrange with the depositary for the Special Preference Shares for replacement of stock certificates representing such shares with stock certificates representing the Convertible Exchangeable Preferred Shares. In addition, holders of Depositary Receipts formerly representing the Special Preference Shares (the "outstanding Depositary Receipts") will be permitted, at their option, to exchange such outstanding Depositary Receipts for new Depositary Receipts specifically describing the Convertible Exchangeable Preferred Shares, although no such exchange will be required in order for the outstanding Depositary Receipts to represent the Convertible Exchangeable Preferred Shares.



                              MERGER PROPOSAL

General Background

         On May 3, 1994, Freeport-McMoRan announced that it was taking steps to effect the tax-free distribution to its common stockholders, on a pro rata basis, of all of the Class B Common Shares of the Company which it owns at the time of such Distribution.

         The purpose of the Merger Proposal is to permit the Distribution to be made. Because of the prohibitive tax cost that would result if the Distribution were undertaken on a taxable basis, the Distribution is only practicable if it can be accomplished on a tax-free basis for federal income tax purposes. The proposed changes in the voting rights of the Class A and Class B Common Shares and the Preferred Shares are essential to satisfy the requirements for a tax-free distribution and, in the view of the Company and its advisors, represent the minimum changes in the voting power of the Common Shares and Preferred Shares that are necessary to achieve this result. The Distribution cannot occur unless the Merger Proposal is approved.

         The Board of Directors of the Company believes that the Distribution is in the best interests of the Company and its stockholders, and unanimously recommends that the holders of the Class A Common Shares give their consent to the Merger Proposal.

         The proposed Distribution results from significant changes in the businesses of Freeport-McMoRan and the Company over the past seven years. These changes were brought about by two world-class mineral discoveries in 1988 and management's decision to concentrate on the development and growth of these properties. Freeport-McMoRan has been active through subsidiaries in exploring for copper, gold and other minerals in Indonesia since 1967. The Company was organized in 1987 to hold Freeport-McMoRan's Indonesian property interests and first sold a minority stock interest to the public in May 1988. At the time of the offering, the common equity market value of the Company was less than one-quarter that of Freeport-McMoRan. Just seven years later, the common equity market value of the Company has grown almost twelve-fold so that its common equity market value is now almost double that of Freeport-McMoRan. The Company believes that it is one of only a few publicly-traded subsidiaries whose common equity market value exceeds that of its publicly-traded parent corporation. Because of the Company's ongoing capital needs and the potential for future conflicts between the capital needs and priorities of Freeport-McMoRan and the Company, Freeport-McMoRan believes that its continued majority control of the Company would increase the Company's cost of capital and could impede the Company's ability to raise capital, to continue growth and to develop its business opportunities.

         The significant growth in the common equity market value of the Company is due in large part to the discovery in 1988 by the Company's principal subsidiary, PT-FI, of the Grasberg mineral deposit in Irian Jaya, Indonesia. This deposit contains the world's largest proved gold reserve and the world's third largest copper reserve. Since the discovery, the Company has undertaken a substantial capital expenditure program to develop the Grasberg property. To date, it has invested over two billion dollars in its Indonesian operations.

         Over the same period, Freeport-McMoRan has evolved primarily into a holding company with two principal interests -- the stock in the Company and a
51.3% partnership interest in FRP.  FRP made a major sulphur discovery in the
Gulf of Mexico in 1988 and spent over $600 million constructing the Main Pass offshore production facility, which was completed in 1992.  In 1993, FRP transferred its other principal business -- the phosphate fertilizer business
- - - - -- to IMC-Agrico, a newly formed partnership with a subsidiary of IMC Global
Inc., in order to achieve substantial operating and administrative savings.
Freeport-McMoRan has sold or otherwise disposed of substantially all its other business assets to concentrate on the development of these two properties.

         The Company's development and growth are continuing at a rapid pace. PT-FI is currently expanding its production capacity from 66,000 metric tons per day ("MTPD") to 115,000 MTPD. This expansion project is expected to be completed by the second half of 1995 and will almost double annual production to approximately 1.1 billion pounds of copper and 1.5 million ounces of gold from the 1993 levels of 658 million pounds of copper and 787 thousand ounces of gold, respectively.

         The Company's copper, gold and silver reserves have grown substantially both through continued delineation of the Grasberg deposit and other existing mineral deposits and as a result of the Company's active exploration program. The Company's exploration activities are being pursued both within the area in which its current mines are located and within a 4.875 million acre exploration area covered by PT-FI's contract of work with the Government of the Republic of Indonesia and the adjacent 2.5 million acre exploration area covered by a contract of work entered into by the Company's subsidiary, P.T. IRJA Eastern Minerals Corporation ("P.T. IRJA"). Preliminary exploration within the exploration areas has indicated a number of promising targets, although no assurance can be given that any of these targets contains commercially exploitable mineral deposits. The contracts of work for PT-FI and P.T. IRJA contain provisions under which PT-FI and P.T. IRJA must progressively relinquish a portion of their rights to their respective contract of work area. In light of the relinquishment provisions, each company has implemented an active exploration program with a focus on identifying both what it believes to be the most promising exploration opportunities in its contract of work area as well as the areas that appear to it to hold the least promise.

         The Company anticipates that the ongoing capital expenditures required to develop its existing reserves, expand its milling and production capacity in line with its reserve base, continue its exploration activities and expand and develop its existing smelting capacity will require substantial and ongoing access to financing sources, including but not limited to bank credit facilities and the public and private securities markets. Estimated capital expenditures will be determined by the results of the Company's exploration activities and ongoing expansion programs. Estimated aggregate capital expenditures for 1994 and 1995 are in excess of $1 billion for the expansion to 115,000 MTPD of PT-FI's production capacity, ongoing capital maintenance expenditures and the expansion to 270,000 tons of metal per year of a smelter in Spain owned by RTM. [In addition, the Company recently announced that PT-FI and RTM have taken the lead role in developing a proposed smelter in Gresik, Indonesia to process 150,000 to 200,000 tons of copper per year.]

         The Distribution is designed to enable the Company to meet its substantial capital needs at a lower cost than any possible alternative. The transaction also will provide the Company with the flexibility to meet future growth and new opportunities through the use of equity financing or by attracting a joint venture partner for one or more projects.

         The Distribution will permit the managements of Freeport-McMoRan and the Company to make business decisions without being influenced by the competing financial needs of the other business. In addition, the separation of Freeport-McMoRan and the Company will allow the Company to avoid the cost and administrative expense of complying with burdensome unitary state tax laws. The Company has a limited presence in the United States and following the Distribution should be subject to tax only in one or two states based on its current business operations.

         The Merger Proposal is, therefore, being unanimously recommended by the Board of Directors of the Company because it will make possible the Distribution which is believed to be very advantageous to the Company.

         The Board of Directors also believes that, if the Merger Proposal is approved and the Merger is consummated, the resulting change in the voting rights of the holders of the Class A Common Shares may be advantageous to such holders.

         Holders of Class A Common Shares currently have limited effective voting rights. Because Freeport-McMoRan owns Common Shares having a majority of the aggregate votes entitled to be cast by all outstanding Class A and Class B Common Shares, it has (and has exercised), for all practical purposes, the power to elect all of the directors of the Company.

         However, following the Distribution, the Class B Common Shares will be widely dispersed among the thousands of current Freeport-McMoRan common stockholders, rather than owned and voted by a single controlling stockholder. Afterwards, Freeport-McMoRan will have no vote, and the holders of the Class A Common Shares will be free from the effect of an overriding controlling vote. The holders of the Class A Common Shares, in conjunction with the holders of the Preferred Shares, will be assured of the right to elect the 20% Directors.

         The changes resulting from the Merger, therefore, represent a necessary step toward effecting a transaction that may enhance the effective voting rights of the holders of the Class A Common Shares by freeing such holders from the controlling influence of Freeport-McMoRan.

Description of Capital Stock Prior to and Following the Merger

         As a result of the Merger, the Certificate of the Company will be amended. The following is a general description of the relative rights of holders of the Company's Common Shares and Preferred Shares prior to and following the Merger.

         Common Shares

         General. On the Record Date, the Company had outstanding ___________ shares of Class A Common Shares and ______________ shares of Class B Common Shares. On the Record Date, all authorized shares of Class B Common Shares were held by Freeport-McMoRan and all outstanding shares of Class A Common Shares were publicly held (except for _____________ shares of Class A Common Shares which were held by Freeport-McMoRan). Prior to the Merger, Freeport-McMoRan will exchange some Class B Common Shares that it owns into Class A Common Shares in connection with its recapitalization. In addition, Freeport-McMoRan has in the past exchanged, and may prior to the Merger exchange, Class B Common Shares that it owns into Class A Common Shares for the purpose of making property dividends of Class A Common Shares to Freeport-McMoRan common stockholders. To the extent such exchanges are made, the number of outstanding Class B Common Shares will be decreased and the number of outstanding Class A Common Shares will be increased. Freeport-McMoRan will own all of the Class B Common Shares, constituting at least a majority of the Common Shares outstanding at the time of the Distribution.

         The Class A Common Shares are listed on the NYSE and the Australian Stock Exchange; the Class B Common Shares are not currently listed on any securities exchange. In connection with the Distribution, the Company intends to list the Class B Common Shares on the NYSE and the Australian Stock Exchange.

         At present, the Company is authorized to issue an aggregate of 423,600,000 Class A Shares (a designated series of Special Stock), Class B Shares and shares of undesignated Special Stock. As a result of the Merger, the Company's Certificate will be amended to authorize 423,600,000 Common Shares and to eliminate the separate class of Special Stock. The Certificate will authorize 211,800,000 Class A Common Shares and 211,800,000 Class B Common Shares.

         At present, Class A Common Shares, together with Special Preference Shares, are classified as Special Stock of the Company. The Board of Directors currently has the power to fix various terms with respect to each series of Special Stock, including voting powers, designations, preferences and other rights, qualifications, limitations, restrictions and redemption, conversion or exchangeability provisions. Following the Merger, the Board of Directors will have the power to fix such terms only with respect to future issuances of Preferred Shares.

         On May 1, 1993, all provisions of Class A Common Shares that varied from those of Class B Common Shares ceased to have effect. After consummation of the Merger, the Class A Common Shares and the Class B Common Shares will continue to be identical in all respects, except as otherwise described below.

         Holders of Class A Common Shares and holders of Class B Common Shares will share ratably in any cash dividend declared by the Board of Directors with respect to Common Shares. Dividends consisting of shares of Class A Common Shares or Class B Common Shares may be paid only as follows:

         (i) shares of the Class A Common Shares may be paid only to holders of the Class A Common Shares, and shares of the Class B Common Shares may be paid only to holders of the Class B Common Shares; and

         (ii) shares will be paid proportionally with respect to each outstanding Class A Common Share or Class B Common Share.

         The declaration and amount of future dividends, if any, will depend upon appropriate action of the Board of Directors and economic and market factors which cannot be predicted.

         In the case of any reorganization or any consolidation of the Company with one or more other corporations or a merger of the Company with another corporation, each holder of a Class A Common Share will be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a Class B Common Share, and each holder of a Class B Common Share will be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a Class A Common Share, provided that, in any such transaction, holders of Class A Common Shares and holders of Class B Common Shares may receive different kinds of shares of stock if the only difference in such shares is the inclusion of voting rights which continue the special voting rights with respect to the election of directors as described below.

         In the event the Company is liquidated, holders of the Class A Common Shares and the Class B Common Shares will be entitled to receive on an equal per share basis the assets of the Company which are legally available for distribution, after payment of all debts and other liabilities and payment of dividends and liquidation preferences in respect of any other stock of the Company ranking senior to the Class A Common Shares and the Class B Common Shares as to such payments.

         Voting Rights. The Class A Common Shares and the Class B Common Shares currently vote as a single class.

         After consummation of the Merger, the holders of the Class A Common Shares and the Preferred Shares, voting together as a single class, will have the ability to elect the 20% Directors. Holders of the Class B Common Shares will have the ability to elect the 80% Directors. Holders of the Preferred Shares will not be entitled to participate in any stockholder votes other than in connection with the election of directors. For a description of the Company's Board of Directors upon consummation of the Merger, see "Merger Proposal -- Management After Distribution", below.

         Directors may be removed, with cause, by the holders of all classes of stock entitled to vote at an election of directors, voting together as a single class. Directors may not be removed without cause by stockholders. Vacancies in a directorship may be filled by the vote of the class or classes of shares that had previously elected the director creating that vacancy, or by the remaining directors or director elected by such class or classes.

         On all other matters subject to the vote of holders of Common Shares, after the consummation of the Merger, each Class A Common Share and each Class B Common Share will have one vote. Except for class votes as required by law and as described above, the Class A Common Shares and the Class B Common Shares will vote as a single class. There will be no cumulative voting.

         Upon consummation of the Merger, the Certificate will provide that the special voting rights of the Class A Common Shares and the Preferred Shares, on the one hand, and the Class B Common Shares, on the other hand, with respect to the election of directors may be eliminated by the favorable vote of a majority of the Class A Common Shares and Class B Common Shares present and voting at any annual or special meeting of stockholders of the Company, voting together. However, the Company has represented, in connection with the Private Letter Ruling, that there will be no change in the special voting rights of the Company's stock for five years after the Distribution, or a vote within the five years to change such special voting rights after five years. In addition, these representations provide that the Company has no plan, intention, or formal or informal understanding to change the Company's capital structure to eliminate the special voting rights.

         Preferred Shares

         General. On the Record Date, there were _______________ Preferred Shares and Special Preference Shares issued and outstanding, as described below. Following the Merger, the Company will be authorized to issue ________________ Preferred Shares. Based upon the number of authorized but unissued Preferred Shares and Special Preference Shares as of the Record Date, the number of authorized but unissued Preferred Shares immediately following the Merger is expected to be _________.

         Convertible Exchangeable Preferred Shares. On the Record Date, the Company had outstanding _______________ Special Preference Shares, a series of Special Stock. Upon consummation of the Merger, each Special Preference Share will be converted into 0.017 of a Convertible Exchangeable Preferred Share.
The Special Preference Shares at present do not vote for the election of directors. The Convertible Exchangeable Preferred Shares will be entitled to vote with the Class A Common Shares and other Preferred Shares, all as a single class, as described under "-- Common Shares", above, for the election of the 20% Directors. Holders of Convertible Exchangeable Preferred Shares will not be entitled to participate in any stockholder votes other than in connection with the election of directors. The Convertible Exchangeable Preferred Shares otherwise will have the same rights as the Special Preference Shares. However, because the Special Preference Shares will be converted into a smaller number of Convertible Exchangeable Preferred Shares, the Convertible Exchangeable Preferred Shares will have proportionately greater per share liquidation, dividend, redemption, conversion, exchange and other rights.
Each Depositary Share which currently represents 2 16/17 Special Preference Shares will represent 0.05 of a Convertible Exchangeable Preferred Share, but the liquidation, dividend, redemption, conversion, exchange and other rights of each Depositary Share following the Merger will be identical to those of an existing Depositary Share. The Convertible Exchangeable Preferred Shares will be a series of Preferred Stock and will not constitute Special Stock of the Company.

         Other Preferred Shares. On the Record Date there were outstanding _________ Preferred Shares, consisting of _______________ Step-Up Preferred Shares, _____________ Gold-Denominated Preferred Shares, __________________ Gold-Denominated Preferred Series II Shares and ___________________________ Silver-Denominated Preferred Shares. The Preferred Shares at present do not vote for the election of directors. Upon consummation of the Merger, each Preferred Share will be entitled to vote with the Class A Common Shares and other Preferred Shares (including the Convertible Exchangeable Preferred Shares), all as a single class, as described under "-- Common Shares", above, for the election of the 20% Directors. Holders of Preferred Shares will not be entitled to participate in any stockholder votes other than in connection with the election of directors. Each Depositary Share which represents a fraction of the corresponding series of Preferred Shares will represent the same fraction of Preferred Shares. The Preferred Shares following the Merger will otherwise be identical to the Preferred Shares prior to the Merger. The Preferred Shares following the Merger will also have rights relative to the Common Shares and the other Preferred Shares following the Merger which are identical to their current rights relative to the Common Shares and other Preferred Shares.

Certain Additional Changes to the Certificate of
Incorporation and By-Laws Resulting from the Merger

         Subject to the provisions described below, as a result of the Merger, the Company's Certificate will be amended to provide for a classified Board of Directors. These provisions may have the effect of discouraging certain types of transactions that involve an actual or threatened change of control of the Company. The proposed provisions of the Certificate are summarized below.
As a result of the Merger, the Company's By-Laws (the "By-Laws") will also be amended, although the terms of the By-Laws will remain substantially the same. Reference is made to the full text of the proposed Certificate, which is attached hereto as Annex I. The following summary is qualified in its entirety by such reference.

         The Certificate will provide that, subject to the rights to elect additional directors that may be granted exclusively to holders of any class or series of Preferred Shares, the number of directors shall be fixed from time to time by the directors, but may not consist of less than five persons. The Certificate further provides that the directors, other than those who may be elected solely by the holders of any class or series of Preferred Shares under specified circumstances (such as the failure to pay dividends), shall be classified, with respect to the time for which they severally hold office, into three director classes, as nearly equal in number as possible, and that one director class will be elected each year and serve for a three-year term. See "Merger Proposal -- Management After Distribution".

         The classification of directors will have the effect of making it more difficult for stockholders to change the composition of the Board. As a result, at least two annual meetings of stockholders may be required for the stockholders to change a majority of the directors, whether or not a majority of the Company's stockholders believes that such a change would be desirable.

         The Certificate also will provide that all vacancies on the Company's Board of Directors may be filled by a majority of the remaining directors elected by the same class or classes of stock that elected the director whose death, resignation or removal created the vacancy, even if the number of such remaining directors is less than a quorum. The Certificate also will provide that the Board may increase the number of directors and any newly-created directorship so created may be filled by the Board. The Board may be so enlarged only if, following such enlargement, 80% of the membership of such enlarged Board consists of directors elected by the holders of the Class B Common Shares (rounded upward, if necessary, to the nearest whole number and not including directors which holders of the Preferred Shares have the exclusive right to elect if the Company fails to pay dividends for a certain period of time).

         The Certificate also will provide that stockholders will not be permitted to call special meetings of stockholders or to require the Board of Directors to call a special meeting of stockholders, and a special meeting of stockholders may be called only by a majority of the entire Board of Directors, the Chairman of the Board, the Vice Chairman of the Board or the President. Such provisions are currently contained in the Company's By-Laws. Notwithstanding the foregoing general limitations, holders of Preferred Shares may have the right to call special meetings of stockholders if the Company fails to pay dividends for a certain period.

Certain Federal Income Tax Consequences of the Merger

         No income, gain or loss will be recognized by holders of the Common Shares, the Preferred Shares or the Special Preference Shares as a result of the Merger for federal income tax purposes. Subsequent to the Merger, each such holder's basis in the Common Shares and Preferred Shares will be its basis in the corresponding shares prior to the Merger.

Management After Distribution

         The Merger Agreement provides that, upon consummation of the Merger, the Board of Directors of the Company will consist initially of [twenty] members, divided into staggered classes. Each class of directors will serve for three years, with one class being elected each year. [Four of the directors named in the Merger Agreement, _______________, _______________, ______________ and _______________,] have been named on behalf of holders of the Class A Common Shares and the Preferred Shares [, and will have terms which initially expire at the first Annual Meeting of Stockholders to be held after the Merger or until their respective successors have been appointed]. Each of such persons is currently a non-employee director of the Company. [At the first Annual Meeting of Stockholders to be held after the Merger the holders of the Class A Common Shares and the Preferred Shares will have the opportunity to elect four directors, one of whose term will expire at the second Annual Meeting of Stockholders to be held after the Merger, one of whose term will expire at the third Annual Meeting of Stockholders to be held after the Merger and two of whose terms will expire at the fourth Annual Meeting of Stockholders to be held after the Merger]. The remaining [sixteen] directors have been named on behalf of holders of the Class B Common Shares. Of such directors, [__________, __________, __________, ___________ and
____________] have terms which expire at the first Annual Meeting of Stockholders to be held after the Merger or until their successors have been appointed; [__________, ___________, ___________, _____________, ___________
and ___________] have terms which expire at the second Annual Meeting of Stockholders to be held after the Merger or until their successors have been appointed and [___________, ___________, _____________, ___________ and
___________] have terms which expire at the third Annual Meeting of Stockholders to be held after the Merger or until their successors have been appointed. If any person who is expected to be a director upon consummation of the Merger becomes unavailable for any reason, the Board of Directors may provide a substitute nominee.

         Following the Merger and the Distribution, it is anticipated that James R. Moffett will serve as Chairman of the Board and Chief Executive Officer of the Company, Rene L. Latiolais will serve as Vice Chairman of the Board of the Company, George A. Mealey will serve as President and Chief Operating Officer of the Company, Richard C. Adkerson will serve as Executive Vice President and Chief Financial Officer of the Company, and Charles W. Goodyear will serve as Senior Vice President and Chief Investment Officer of the Company.

         Information About Directors. For each of the persons who is a director or who is expected to become a director as a result of the Merger, the following table shows, as of January 1, 1995, each such person's age, principal occupations and employment during the past five years, other directorships and positions with the Company, Freeport-McMoRan, PT-FI, FRP and MOXY, and the year in which each such person's term of office as a director of the Company began or is anticipated to begin. Except for Freeport-McMoRan, PT-FI and FRP, none of the organizations referred to in such table is an affiliate of the Company.


                                [TO BE UPDATED]

                                                                                                     Year
                                                                                                    Term of
                                                                                                   Office as
                                                                                                   Director
                                                                                                  of the
                                                      Principal Occupations,                      Company
                                                     Other Directorships and                      Began or
                                                   Positions with the Company,                      Will
           Name            Age                Freeport-McMoRan, PT-FI, FRP and MOXY                 Begin
______________________________________________________________________________________________________________________


Robert W. Bruce III         49   President, The Robert Bruce Management Co., Inc., investment         1995
                                   managers.  Managing Partner, Steamboat Group, until 1992.
                                   President and Chief Investment Officer of The Fund American
                                   Companies, Inc., insurance, until 1990 and Executive Vice
                                   President and Chief Investment Officer of such corporation until 1989.  Director of National Re Corporation.  Director of
                                   Freeport-McMoRan since 1989 and director of MOXY since
                                   1994.

Thomas B. Coleman           50   Managing Partner and Chief Executive Officer, International-         1995
                                   Matex Tank Terminals, bulk liquid storage.  Director of
                                   Freeport-McMoRan since 1987 and director of MOXY since
                                   1994.

William H. Cunningham       49   Chancellor of the University of Texas System.  President of the      1995
                                   University of Texas at Austin until 1992.  Director of
                                   Jefferson-Pilot Corporation, La Quinta Motor Inns, Inc. and
                                   each of the members of the Transamerica Fund Management
                                   Company group of mutual funds.  Director of
                                   Freeport-McMoRan since 1987 and director of MOXY since
                                   1994.

Robert A. Day               50   Chairman of the Board of Trust Company of the West. Director         1995
                                   of Abex Inc.  Director of Freeport-McMoRan since 1984 and
                                   director of MOXY since 1994.

Leland O. Erdahl            65   Consultant.  President and Chief Executive Officer of                1988
                                   Albuquerque Uranium Corp., producer and seller of uranium
                                   concentrates, until 1992.  President and Chief Executive
                                   Officer of Stolar Inc., mining industry services, products, and equipment, until 1991.  Director of Canyon Resources
                                   Corporation, Hecla Mining Company and Original Sixteen to
                                   One Mine, Inc.  Trustee of Freedom Investment Trusts I, II,
                                   and III.

William B. Harrison, Jr.    50   Vice Chairman of Chemical Banking Corporation and its                1995
                                   subsidiary, Chemical Bank.  Executive Vice President of
                                   Chemical Bank until 1990.  Director of Chemical Banking
                                   Corporation and Dillard Department Stores, Inc.  Director
                                   of Freeport-McMoRan since 1992 and director of MOXY
                                   since 1994.

Henry A. Kissinger          70   Chairman of the Board and Chief Executive Officer, Kissinger         1995
                                   Associates, Inc., international consultants and consultants to the Company and Freeport-McMoRan.  Director of American
                                   Express Company and CBS Inc.  Director of Freeport-
                                   McMoRan since 1988 and director of MOXY since 1994.

Bobby Lee Lackey            56   President and Chief Executive Officer of J.S. McManus                1995
                                   Produce Company, Inc., grower of vegetables and shipper of fruits and vegetables.  Director of Freeport-McMoRan since
                                   1987 and director of MOXY since 1994.

Rene L. Latiolais           51   Vice Chairman of the Board of the Company.  President, Chief         1993
                                   Operating Officer and member of the Office of the Chairman of Freeport-McMoRan.  President and Chief Executive Officer
                                   of FRP.  Commissioner of PT-FI.  Executive Vice President
                                   of Freeport-McMoRan until 1993.  Senior Vice President of
                                   Freeport-McMoRan until 1992.  Director of Freeport-
                                   McMoRan since 1993 and director of MOXY since 1994.

Gabrielle K. McDonald       51   Judge, International Criminal Tribunal for the Former                1995
                                   Yugoslavia, and Distinguished Visiting Professor of Law,
                                   Texas Southern University Thurgood Marshall School of Law.
                                   Visiting Professor of Law, St. Mary's University School of
                                   Law, and of counsel, Walker & Satterthwaite, law firm, until
                                   1993.  Shareholder, Matthews & Branscomb, law firm, until
                                   1991.  Director of Freeport-McMoRan since 1993 and director of MOXY since 1994.

George A. Mealey            60   President and Chief Executive Officer of the Company.                1988
                                   Executive Vice President and member of the Office of
                                   the Chairman of Freeport-McMoRan.  Director and
                                   Executive Vice President of PT-FI.

James R. Moffett            55   Chairman of the Board of the Company.  Chairman of the               1992
                                   Board, Chief Executive Officer and member of the Office of the Chairman of Freeport-McMoRan.  President
                                   Commissioner of PT-FI.  Co-Chairman of the Board of
                                   MOXY.  Director of Freeport-McMoRan since 1981 and
                                   director of MOXY since 1994.

George Putnam               67   Chairman of The Putnam Investment Management Company,                1995
                                   Inc. and of each of the members of the Putnam group of
                                   mutual funds.  Director of The Boston Company, Inc., Boston
                                   Safe Deposit and Trust Company, General Mills, Inc.,
                                   Houghton-Mifflin Company, Marsh-McLennan Companies
                                   Inc. and Rockefeller Group, Inc.  Director of
                                   Freeport-McMoRan since 1981 and director of MOXY since
                                   1994.

B.M. Rankin, Jr.            63   Private investor.  Consultant to Freeport-McMoRan.  Director         1995
                                   of Freeport-McMoRan since 1981 and director of MOXY
                                   since 1994.

Benno C. Schmidt            80   Senior Partner, J.H. Whitney & Co., private venture capital          1995
                                   investment firm.  Consultant to the Company and Freeport-
                                   McMoRan.  Managing  Partner of J.H. Whitney & Co. until
                                   1992.  Director of Genetics Institute, Inc., Gilead Sciences,
                                   Inc., Matrix  Pharmaceutical, Inc. and Vertex Pharmaceuticals
                                   Incorporated.  Mr. Schmidt was formerly a Director and
                                   Chairman of the Board of Vitarine Pharmaceuticals, Inc.,
                                   which filed a voluntary petition for bankruptcy under Chapter
                                   11 of the United States Bankruptcy Code with the United
                                   States Bankruptcy Court for the Southern District of New
                                   York on May 24, 1991.  Director of Freeport-McMoRan since
                                   1981 and director of MOXY since 1994.

Wolfgang F. Siegel          61   Senior Vice President of Kreditanstalt fur Wiederaufbau, a bank      1988
                                   owned by the Federal Republic of Germany (the "FRG") and
                                   the states comprising the FRG.

Elwin E. Smith              71   Sole proprietor of Elwin Smith International, consultants to         1988
                                   global industrial corporations.

Eiji Umene                  68   Executive Advisor of Nippon Steel Corporation.  Managing             1992
                                   Director of Nippon Steel Corporation and President of its
                                   subsidiary, Nippon Steel U.S.A., Inc., until 1989.  Director of Schlumberger Limited.

J. Taylor Wharton           55   Chairman of the Department of Gynecology at the University of        1995
                                   Texas M.D. Anderson Cancer Center.  Director of
                                   Freeport-McMoRan since 1992 and director of MOXY since
                                   1994.

Ward W. Woods, Jr.          51   President and Chief Executive Officer of Bessemer Securities         1995
                                   Corporation, private investment firm.  Director of BCP/Essex
                                   Holdings Inc., Boise Cascade Corporation, Essex Group, Inc.,
                                   Overhead Door Corporation and Stant Corporation.  Director
                                   of Freeport-McMoRan since 1981 and director of MOXY
                                   since 1994.

         Corporate Governance. The current Board of Directors of the Company, which held _______ meetings during 1994, has primary responsibility for directing the management of the business and affairs of the Company. The Board of Directors currently consists of eight members. Following the Merger the Board of Directors will consist of twenty members. To provide for effective direction and management of the Company's business, the Board of Directors has established committees of the Board of Directors, including the Audit Committee.

         The Audit Committee reviews the financial statements of the Company and exercises general oversight with respect to the activities of the Company's independent auditors and Controller and related matters. The Audit Committee met ________ during 1994. The Audit Committee currently consists of Mr. Erdahl as Chairman, and Messrs. Siegel, Smith and Umene, none of whom is an officer or an employee of the Company or any of its subsidiaries. The Board of Directors will determine the membership of the Audit Committee following the Merger. No member of the Audit Committee will be an officer or an employee of the Company or any of its subsidiaries.

         The Board of Directors of the Company plans to establish, in connection with the Merger, a Corporate Personnel Committee. The Corporate Personnel Committee will review and make recommendations to the Board of Directors with respect to management personnel policies, plans and programs and employee and officer compensation. The composition of the Corporate Personnel Committee will be determined by the Board of Directors. No member of the Corporate Personnel Committee will be an officer or an employee of the Company or any of its subsidiaries.

         The Board of Directors of the Company plans to establish, in connection with the Merger, a Nominating Committee. The Nominating Committee will make recommendations to the Board of Directors concerning the structure of the Board of Directors, corporate governance, and proposed new members of the Board of Directors and will nominate individuals to stand for election as directors. The Nominating Committee will consider recommendations by stockholders of the Company of potential nominees for election as directors. The Secretary of the Company will, upon request by any stockholder, furnish information concerning the procedures required in connection with such recommendations. The composition of the Nominating Committee will be determined by the Board of Directors. No member of the Nominating Committee will be an officer or an employee of the Company or any of its subsidiaries.

         Each of the present directors attended 75% or more of the 1994 meetings of the Board of Directors of the Company and of the committees on which he served during the period of his Board membership and committee service.

         The address of each current member of the Board of Directors is c/o Freeport-McMoRan Copper & Gold Inc., One East First Street, Reno, Nevada 89501. In connection with the Distribution, the Company intends to move its principal executive office to the existing headquarters of Freeport-McMoRan at 1615 Poydras Street, New Orleans, Louisiana 70112, which will thereafter serve as the address of each member of the Board of Directors.

         Each current director of the Company who is not an officer of the Company or any of its affiliated companies currently receives an annual fee of $25,000 for serving on the Board of Directors and any of the committees of the Board of Directors. Directors who are also officers of the Company or any of its affiliated companies are not entitled to an annual fee. The compensation arrangements for the directors of the Company after the Distribution will be determined by the Board of Directors.

         Executive Officers. At this time the Company does not employ any of its executive officers, nor does it directly compensate them for their services. The present executive officers of the Company are either employed or retained by Freeport-McMoRan or PT-FI.

         Pursuant to the Management Services Agreement, Freeport-McMoRan currently furnishes general executive, administrative, financial, accounting, legal, insurance, sales and certain other services to the Company and PT-FI (collectively, the "Company Group"). The services of all but one of the present executive officers of the Company and the services of certain officers and employees of PT-FI are currently provided to the Company Group under the Management Services Agreement. The Company and PT-FI have heretofore reimbursed Freeport-McMoRan at Freeport-McMoRan's cost, including allocated overhead, for such services. The Management Services Agreement also provides for the use of the services of certain of the Company Group's employees by Freeport-McMoRan and its subsidiaries on a similar cost reimbursement basis. All but one of the present executive officers of the Company are compensated exclusively by Freeport-McMoRan for their services to the Company Group. All the present executive officers of the Company are currently eligible to participate in certain Freeport-McMoRan benefit plans and programs. The total costs to Freeport-McMoRan for the present executive officers of the Company, including the costs borne by Freeport-McMoRan with respect to such plans and programs, are allocated to the Company, to the extent practicable, in proportion to the time spent by such executive officers on Company Group affairs. No other payment is made by the Company to Freeport-McMoRan for providing such compensation and benefit plans and programs to the present executive officers of the Company. The total amount charged by Freeport-McMoRan to the Company Group for all services under the Management Services Agreement was approximately $____________ in 1994.

         In recognition of the services of Hoediatmo Hoed as President Director of PT-FI, and to enhance the probability that such services will continue in the future, PT-FI made a non-interest bearing demand loan to Mr. Hoed in 1992. The balance, as of January 1, 1994, of the principal amount outstanding on such loan was $222,401. As additional compensation for services, PT-FI forgave in 1994 $25,663 of the principal amount of such loan. The balance, as of December 31, 1994, of the principal amount outstanding on such loan was $196,738.

         The Company currently expects that the Management Services Agreement will be terminated within one year following the Distribution, and thereafter the Company will not contract with Freeport-McMoRan for the services of the Company's executive officers and other key management personnel. The compensation arrangements for the Company's executive officers after the Distribution will be determined by the Corporate Personnel Committee of the Company's Board of Directors.

         Stock Option and Stock Incentive Unit Plans. Certain directors, executive officers and employees of Freeport-McMoRan and the Company have received awards under Freeport-McMoRan stock option and stock incentive unit plans for employees, officers and directors (collectively, the "FTX Stock Plans").

         The exercise or grant price of each stock option, stock appreciation right ("SAR") or stock incentive unit that has been granted under the FTX Stock Plans is not less than 100% of the market value of Freeport-McMoRan common stock on the date of grant, and the term of each such award generally is not greater than 10 years. The awards become exercisable generally over a four-year period or upon certain changes in control of Freeport-McMoRan.

         A stock incentive unit entitles the holder thereof to receive, upon exercise, a cash payment equal to the excess, if any, of the per share fair market value of Freeport-McMoRan common stock on the date of exercise over the exercise price of the stock incentive unit.

         Certain of the awards granted under the FTX Stock Plans contain a "tax-offset payment" feature whereby, upon exercise of the award, the holder is entitled to a cash payment in an amount approximately equal to the recipient's federal income tax liability arising in connection with such exercise and such payment. Also, certain of the awards granted under the FTX Stock Plans contain limited rights ("Limited Rights"), which generally entitle the holder to exercise such right within 90 days after certain tender offers, exchange offers and similar transactions related to Freeport-McMoRan and to receive upon exercise, for each share subject to such award, the excess of the highest per share price to be paid for Freeport-McMoRan common stock in such offer or transaction over the exercise price or grant price of such award.

         The FTX Stock Plans are administered by the Corporate Personnel Committee of the Freeport-McMoRan Board of Directors, which is composed of directors who are not employees of Freeport-McMoRan. Certain executive officers of the Company who are also employees or officers of Freeport-McMoRan after the Distribution will continue to be eligible for options and other awards under the FTX Stock Plans following the Distribution.

         Conversion of Stock Options and Other FTX Stock Plan Awards. Each option to purchase Freeport-McMoRan common stock (an "FTX Option") granted under any stock option plan of Freeport-McMoRan will be converted into an adjusted option to purchase Freeport-McMoRan common stock (the "Adjusted FTX Option") plus a new option to purchase Class B Common Shares (the "Company Option") granted under the Company Adjusted Stock Award Plan, which is described below, subject to stockholder approval of such plan. See "Proposal for Company Adjusted Stock Award Plan". Thus, each holder of an FTX Option will, after the Distribution, hold an Adjusted FTX Option and a Company
Option. The number of shares of Freeport-McMoRan common stock subject to the Adjusted FTX Option will be the same as the number of shares subject to the FTX Option, and the number of Class B Common Shares subject to the Company Option will be the number of Class B Common Shares that a holder of record of the number of shares of Freeport-McMoRan common stock subject to the FTX
Option would be eligible to receive in the Distribution. Company Options will not be exercisable for Class B Common Shares until ninety days following the Distribution. If any Company Options would expire before the one hundred and eightieth day following the Distribution, the period for their exercise will be automatically extended until and including the one hundred and eightieth day following the Distribution.

         The exercise price of each FTX Option will be allocated between the Adjusted FTX Option and the Company Option based on the relative fair market values of the Freeport-McMoRan common stock and the Class B Common Shares at the time of the Distribution. Each Adjusted FTX Option and Company Option will have the same remaining term and other terms and conditions and will be exercisable to the same extent (except as indicated above) as the FTX Option from which it was derived.

         Freeport-McMoRan SARs will be converted, in accordance with the procedures described above, into an adjusted Freeport-McMoRan SAR and a stock appreciation right relating to Class B Common Shares of the Company. Freeport-McMoRan stock incentive units will be converted, in accordance with the procedures described above, into an adjusted Freeport-McMoRan stock incentive unit and a stock incentive unit relating to Class B Common Shares of the Company. If the original FTX Option contains a Limited Right feature, the resultant Company Option will also contain a Limited Right feature relating to Class B Common Shares. If the FTX Option being converted contains a tax-offset payment right feature, the Company Option derived from such option will also have a tax-offset payment right feature.

            Performance Award Adjustments. Certain officers and employees of Freeport-McMoRan have been granted performance awards under the Long Term Performance Incentive Plan of Freeport-McMoRan, which is similar to the proposed 1992 Long-Term Performance Plan of the Company (the
"Long-Term Plan") hereinafter described in the proposal for shareholder approval of such Plan. Holders of such awards will be granted awards under the Long-Term Plan in connection with the Distribution that will have performance periods corresponding to the remaining performance periods of the Freeport-McMoRan performance awards held by such individuals, respectively, at the time of the Distribution.



                       CORPORATE GOVERNANCE PROPOSAL

General Background

         The Board of Directors of the Company is seeking the consent of the holders of the Class A Common Shares to several proposed provisions to the Company's Certificate and By-Laws in addition to the provisions that would be included in the Certificate solely as a result of the Merger (as described under "Merger Proposal -- Certain Additional Changes to the Certificate of Incorporation Resulting from the Merger", above). If approved, the Corporate Governance Proposal will provide for the inclusion in the Company's Certificate following the Merger of a "fair price" provision requiring a higher percentage of stockholders than would otherwise be required to approve certain business combinations unless certain procedural and fair price requirements are satisfied; a provision limiting the right of stockholders to act by written consent; and a provision requiring a higher percentage of stockholders than would otherwise be required to amend, alter, change or repeal certain of the provisions of the Certificate and By-Laws. These provisions are substantially similar to provisions contained in Freeport-McMoRan's certificate of incorporation, except that the minimum thresholds proposed by the Company are lower for stockholder actions.

         These provisions are designed in part to make it more difficult and time-consuming for certain persons to obtain control of the Company unless they pay a certain value to the Company's stockholders or to obtain majority control of the Board of Directors of the Company or otherwise bring a matter before stockholders without the Board's consent, and thus reduce the vulnerability of the Company to an unsolicited takeover proposal. These provisions are designed to enable the Company, particularly in the initial years of its existence as an independent company, to develop its business in a manner which will foster its long-term growth, with the threat of a takeover not deemed by the Board to be in the best interests of the Company and its stockholders, and the potential disruption entailed by such a threat, reduced to the extent practicable. Establishment of the Company as an independent company as a result of the Distribution would, absent these provisions, increase its vulnerability to such attempted takeovers. On the other hand, these provisions may have an adverse effect on the ability of stockholders to influence the governance of the Company.

         The Board of Directors of the Company believes that the independence of the Company is in the best interests of the Company and its stockholders, and unanimously recommends that the holders of Class A Common Shares give their consent to the Corporate Governance Proposal.

         If adopted, the Merger Proposal is not subject to or contingent on the adoption of the Corporate Governance Proposal. However, the Corporate Governance Proposal is subject to and contingent on adoption of the Merger Proposal and consummation of the Merger.

         The provisions that would be included in the Company's Certificate and By-Laws if the Corporate Governance Proposal is adopted are summarized below. Reference is made to the full text of proposed Certificate provisions, which are included as italicized items in Annex I attached hereto. The following summary is qualified in its entirety by such reference.

Supermajority Voting/Fair Price Requirements

         If the Corporate Governance Proposal is adopted, the Certificate will provide that, following the Distribution, the approval of the holders of 66 2/3% of the Common Shares is required to approve (a) any merger or consolidation of the Company or any of its subsidiaries with or into any person or entity, or any affiliate thereof (an "Interested Party"), who was within the two years prior to the relevant transaction a beneficial owner of 20% or more of the Common Shares or any series thereof, (b) any merger or consolidation of an Interested Party with or into the Company or any of its subsidiaries, (c) any sale, lease, pledge, transfer or other disposition of more than 10% of the fair market value of the assets of the Company or any of its subsidiaries in one or more transactions involving an Interested Party,
(d) the adoption of any plan or proposal for liquidation or dissolution of the Company proposed by or on behalf of any Interested Party, (e) the issuance or transfer by the Company or any of its subsidiaries of securities having a fair market value of $10,000,000 or more to any Interested Party or (f) any recapitalization, reclassification, merger or consolidation of the Company or any of its subsidiaries which would increase an Interested Party's voting power in the Company or such subsidiary; provided that the 66 2/3% voting requirement will not be applicable if (i) a majority of a vote of the Company's directors, which vote includes not less than a majority of the entire number of Continuing Directors (defined as a director, and any successor thereof, who is not an affiliate of an Interested Party and who was a member of the Board prior to the time the Interested Party involved in any of the foregoing transactions became an Interested Party) has approved the transaction, (ii) the transaction is between the Company and any of its subsidiaries or between any of its subsidiaries or (iii) the transaction is a merger or consolidation and the consideration to be received by the Company's stockholders is at least as high as the highest price per share paid by the Interested Party for the Common Shares on the date last acquired or during a period of two years prior thereto.

Limitations on Stockholder Action by Written Consent

         The Certificate and By-Laws will provide that any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting and may not be effected by written consent, unless action by such consent has been previously authorized by the Board of Directors.

Amendments to Certificate and By-Laws

         The affirmative vote of 66 2/3% or more of the Company's outstanding Common Shares will be required to amend, alter, change or repeal any of the foregoing provisions in the Certificate or By-Laws, provisions in the Certificate providing for a classified Board of Directors with staggered three-year terms, provisions in the Certificate relating to filling vacancies and increasing the size of the Board of Directors and provisions in the Certificate and By-Laws limiting the ability of stockholders to call special meetings of stockholders, as further described above. See "Merger Proposal -- Certain Additional Changes to the Certificate of Incorporation and By-Laws Resulting from the Merger".



              PROPOSAL FOR COMPANY ADJUSTED STOCK AWARD PLAN

         The Company is hereby seeking stockholder approval of the Freeport-McMoRan Copper & Gold Inc. Adjusted Stock Award Plan (the "Company Adjusted Stock Award Plan"). The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex II.

         The purpose of the Company Adjusted Stock Award Plan is to provide for the issuance of the Company stock options, SARs and stock incentive units described under "Merger Proposal -- Management After Distribution", above. No other awards will be made under the Company Adjusted Stock Award Plan.

         The maximum number of Class B Common Shares in respect of which awards may be granted under the Company Adjusted Stock Award Plan will be determined in accordance with the conversion procedures described under "Merger Proposal -- Management After Distribution", above. The Class B Common Shares to be delivered under the Company Adjusted Stock Award Plan will be made available from the authorized but unissued shares of Class B Common Shares or from treasury shares.

         The Company Adjusted Stock Award Plan will be administered by the Corporate Personnel Committee of the Board of Directors (the "Committee"), upon which no director who is an officer of the Company may serve. Current and former employees, officers and directors of Freeport-McMoRan who hold awards under the stock option and stock incentive unit plans of Freeport-McMoRan at the time of the Distribution are eligible to receive awards under the Company Adjusted Stock Award Plan. It is estimated that approximately [250] persons will receive awards under the Company Adjusted Stock Award Plan pursuant to the conversion of Freeport-McMoRan stock options, SARs and stock incentive units described below.

         Stock options, SARs and stock incentive units granted under the Company Adjusted Stock Award Plan will have the terms described herein under "Merger Proposal -- Management After Distribution". If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Class B Common Shares such that an adjustment is required to preserve the benefits intended under the Company Adjusted Stock Award Plan, then the Committee has discretion to (i) make equitable adjustments in the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof and
(ii) if appropriate, provide for the payment of cash to a participant.

         The Company Adjusted Stock Award Plan may be amended at any time by the Board of Directors of the Company, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company Adjusted Stock Award Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

         The number of securities underlying options, SARs, and stock incentive units to be granted under the Company Adjusted Stock Award Plan is dependent upon (i) the relative number of Class B Common Shares to be distributed in respect of each share of Freeport-McMoRan common stock in connection with the Distribution and (ii) the relative value of the Freeport-McMoRan common stock and Class B Common Shares at the time of the Distribution. The number of securities underlying options, SARs, and stock incentive units to be granted under the Company Adjusted Stock Award Plan and the dollar value of such awards, and the number of securities underlying options, SARs, and stock incentive units that would have been granted under such plan had it been in effect in any previous year and the dollar value of such awards, thus cannot be determined until the time of the Distribution in regard to any individual, including (i) the chief executive officer of the Company and each person who is expected to be one of the four most highly compensated executive officers of the Company (other than the chief executive officer) at the end of the fiscal year in which the Distribution occurs (collectively, the "Named Executive Officers"), (ii) all persons who are anticipated to be the executive officers of the Company immediately after the Distribution (the "Executive Officers"), (iii) all persons who are anticipated to be the directors of the Company immediately after the Distribution (the "Directors") and (iv) all persons other than the Executive Officers who are anticipated to be participants in any Plan immediately after the Distribution as a group, which include all persons other than the Executive Officers who are anticipated to be the employees of the Company immediately after the Distribution (the "Employees") and all persons other than the Executive Officers of the Company who are anticipated to be the officers of the Company immediately after the Distribution (the "Non-Executive Officers").

         Certain Federal Income Tax Consequences. When an optionee exercises an option other than an incentive stock option (a "non-qualified option"), the difference between the option price and any higher fair market value of the Class B Common Shares, generally on the date of exercise, will be ordinary income to the optionee (subject to withholding) and will be generally allowed as a deduction at that time for federal income tax purposes to the employer.

         Any gain or loss realized by an optionee on disposition of the Class B Common Shares acquired upon exercise of a non-qualified option will generally be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional federal income tax consequences to the employer. The optionee's basis in the Class B Common Shares for determining gain or loss on the disposition will be the fair market value of such Class B Common Shares determined generally at the time of exercise.

         When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within three months (one year for disability) after termination of employment by reason of retirement or death, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the Class B Common Shares acquired upon such exercise over the option exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the Class B Common Shares acquired upon exercise of the incentive stock option are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option exercise price of such Class B Common Shares will be long-term capital gain, but the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the Class B Common Shares are disposed of prior to the expiration of such periods (a "Disqualifying Disposition"), the excess of the fair market value of such Class B Common Shares at the time of exercise over the aggregate option exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the employer will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as the result of a Disqualifying Disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year for disability) after termination of employment, the federal income tax consequences are the same as described above for non-qualified stock options.

         Except as noted below, when a participant receives payment with respect to an award granted to him other than as described in the preceding paragraphs, the amount of cash and the fair market value of any securities received, net of any amount paid by the participant, will be ordinary income to such participant (subject to withholding) and will generally be allowed as a deduction at that time for federal income tax purposes to the employer.

         Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in Common Shares previously owned by the optionee rather than in cash.

         Section 162(m) of the Code may limit the deductibility of an executive's compensation in excess of $1,000,000 per year. The Company believes that taxable compensation arising in connection with awards under any Plan, as explained above, should be fully deductible to the employer for purposes of Section 162(m).

         Awards under any Plan that are granted, accelerated or enhanced upon the occurrence of a change of control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to
Section 280G, exceed the limitations contained therein. Such excess parachute payments will be nondeductible to the employer and subject the recipient of the payments to a 20% excise tax.

         The foregoing discussion summarizes the federal income tax consequences of the Company Adjusted Stock Award Plan, the Company Stock Plan and the Company Directors Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences of participation in such Plans.

         This Proposal requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Board of Directors of the Company unanimously recommends that the holders of the Class A Common Shares approve the Company Adjusted Stock Award Plan.



                PROPOSAL FOR COMPANY 1995 STOCK OPTION PLAN

         The Company is hereby seeking stockholder approval of the Freeport-McMoRan Copper & Gold Inc. 1995 Stock Option Plan (the "Company Stock Plan"). The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex III.

         The purpose of the Company Stock Plan is to motivate and reward key personnel by giving them a proprietary interest in the Company's continued success.

         The maximum number of Class B Common Shares in respect of which awards may be granted under the Company Stock Plan is 10,000,000. No individual may receive in any year awards under the Company Stock Plan that relate to more than 1,750,000 Class B Common Shares. Class B Common Shares subject to awards that are forfeited or cancelled will again be available for awards. The Class B Common Shares to be delivered under the Company Stock Plan will be made available from the authorized but unissued shares of Class B Common Shares or from treasury shares.

         The Company Stock Plan will be administered by the Committee, upon which no director who is an officer of the Company may serve. Officers and key employees of the Company and its existing or future subsidiaries, and officers and employees of any entity with which the Company has contracted to receive executive or management services and who provide services to the Company under such arrangement, in each case who can make substantial contributions to the successful performance of the Company, are eligible to participate in the Company Stock Plan. The Committee may delegate to certain executive officers of the Company the power to make awards to eligible persons who are not executive officers or directors of the Company, subject to limitations to be established by the Committee. It is anticipated that the Committee's determinations of which eligible individuals will be granted awards and the terms thereof will be based on each individual's present and potential contribution to the success of the Company and its subsidiaries. It is estimated that approximately [7,750] persons will initially be eligible for awards under the Company Stock Plan; however, it is anticipated that only about [140] persons will participate in the Company Stock Plan.

         Stock options, stock appreciation rights and limited rights may be granted under the Company Stock Plan at the discretion of the Committee. Options granted under the Company Stock Plan may be either non-qualified options or incentive stock options. Only employees of the Company and its subsidiaries will be eligible to receive incentive stock options. Stock appreciation rights and limited rights may be granted in conjunction with or unrelated to other awards and, if in conjunction with an outstanding option or other award, may be granted at the time of such award or thereafter, at the exercise price of such other award. The Committee has discretion to fix the exercise price of such options, stock appreciation rights and limited rights at a price not less than 100% of the fair market value of the underlying Class B Common Shares at the time of grant thereof (or at the time of grant of the related award in the case of a stock appreciation right or limited right granted in conjunction with an outstanding award), except that this limitation on the Committee's discretion does not apply in the case of awards granted in substitution for outstanding awards previously granted by an acquired company or a company with which the Company combines. The Committee has broad discretion as to the terms and conditions upon which options and stock appreciation rights are exercisable, but under no circumstances will an option, a stock appreciation right or a limited right have a term exceeding 10 years after the date of grant.

         The option exercise price may be satisfied in cash or, in the discretion of the Committee, by exchanging Class B Common Shares owned by the optionee or by a combination of cash and Class B Common Shares. The ability to pay the option exercise price in Class B Common Shares would permit an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment; however, it is expected that the Committee's policy will be to require any stock tendered in payment of the exercise price to be in certificated form and to have been held by the exercising optionee for such time as is sufficient to avoid any adverse accounting consequence to the Company resulting from the permitting of stock-for-stock exercises.

         Upon the exercise of a stock appreciation right with respect to a Class B Common Share, a participant would be entitled to receive, for each such share subject to the right, the excess of the fair market value of such share on the date of exercise over the exercise price of such right. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or Class B Common Shares or a combination thereof.

         Limited rights generally are exercisable only during a period beginning not earlier than one day and ending not later than ninety days after the expiration date of any tender offer, exchange offer or similar transaction which results in any person or group becoming the beneficial owner of more than 40% of all classes and series of the Company's stock outstanding, taken as a whole, that have voting rights with respect to the election of directors of the Company (not including Preferred Shares which may be issued in the future that have the right to elect directors only if the Company fails to pay dividends). Upon the exercise of a limited right granted under the Company Stock Plan, a participant would be entitled to receive, for each Class B Common Share subject to such right, the excess, if any, of the highest price paid in or in connection with such transaction over the grant price of the limited right.

         The Company Stock Plan also authorizes the Committee to grant to participants awards of Class B Common Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, the value of Class B Common Shares ("Other Stock-Based Awards"). The Committee has discretion to determine the participants to whom Other Stock-Based Awards are to be made, the times at which such awards are to be made, the size of such awards and all other conditions of such awards, including any restrictions, deferral periods or performance requirements. The provisions of the Other Stock-Based Awards will be subject to such rules and regulations as the Committee determines at the time of grant.

         Any award under the Company Stock Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents or other cash payments in addition to or in lieu of such award, all as the Committee determines.

         If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Class B Common Shares such that an adjustment is required in order to preserve the benefits intended under the Company Stock Plan, then the Committee has discretion to (i) make equitable adjustments in (a) the number and kind of shares that may be the subject of future awards under the Company Stock Plan and (b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof and (ii) if appropriate, provide for the payment of cash to a participant.

         No award may be granted under the Company Stock Plan after the fifth anniversary of the effective date of the Company Stock Plan.

         The Company Stock Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Exchange Act.

         The Company Stock Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code. For a description of certain federal income tax consequences of awards under the Company Stock Plan, see "Proposal for Company Adjusted Stock Award Plan -- Certain Federal Income Tax Consequences", above.

         As the receipt of awards under the Company Stock Plan is entirely in the discretion of the Committee, the number of awards that will be granted in the future or that would have been received during the previous fiscal year had the Company Stock Plan been in effect cannot be determined.

         This Proposal requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Board of Directors of the Company unanimously recommends that the holders of the Class A Common Shares approve the Company Stock Plan.



                  PROPOSAL FOR COMPANY 1995 STOCK OPTION
                      PLAN FOR NON-EMPLOYEE DIRECTORS

         The Company is hereby seeking stockholder approval of the Freeport-McMoRan Copper & Gold Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Company Directors Plan"). The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex IV.

         The purpose of the Company Directors Plan is to align more closely the interests of the Company's non-employee directors with that of the Company's stockholders by providing for the automatic grant of stock options to such directors in accordance with the terms of the Company Directors Plan.

         The maximum number of Class B Common Shares in respect of which options may be granted under the Company Directors Plan is 2,000,000. Class B Common Shares subject to options that are forfeited or cancelled will again be available for awards. The Class B Common Shares to be delivered under the Company Directors Plan will be made available from the authorized but unissued Class B Common Shares or from treasury shares.

         The Company Directors Plan will be administered by the Committee; however, the Committee will have no discretion to determine the timing, exercise price or amount of options granted under the Company Directors Plan or to modify the class of individuals eligible for awards under the Company Directors Plan.

         All directors of the Company who are not employees or officers of the Company or any of its affiliated companies and who are not employees or officers of any entity with which the Company has contracted to receive executive or management services will be Eligible Directors under the Company Directors Plan. It is estimated that there will initially be 17 Eligible Directors. The Company Directors Plan provides that, on the first day of the first month following the month in which the Distribution occurs, and on the anniversary of such date in each subsequent year through 2004, each Eligible Director on such date will receive a grant of options to purchase 10,000 Class B Common Shares.

         Options granted under the Company Directors Plan will be non-qualified options. The exercise price of options granted under the Company Directors Plan will be 100% of the fair market value of the underlying shares of Class B Common Shares on the date of grant. Each option will become exercisable in 25% annual increments beginning on the first anniversary of the date of grant, and will have a term of 10 years after the date of grant. Upon retirement from service as a director, a retiring director's options that were exercisable on the date of retirement or could have become exercisable within one year after such date will remain exercisable until the earlier of (i) the third anniversary of the date of such retirement or (ii) the expiration date of the option.

         The option exercise price may be satisfied in cash or by exchanging Class B Common Shares owned by the optionee. Each option granted under the Company Directors Plan will provide for a cash payment by the Company to the optionee upon exercise of the option in whole or in part. Such payment is calculated pursuant to a formula in the Company Directors Plan and is intended to compensate the optionee fully for any federal income tax liability incurred as a result of such exercise and the receipt of such payment.

         In the event of the payment of any dividend payable in Class B Common Shares, or in the event of any subdivision or combination of such Common Shares, the number of shares that may be purchased under the Company Directors Plan and the number of shares subject to each option granted under the Company Directors Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any outstanding option (whether or not then exercisable) will be increased or decreased proportionately, as the case may be, without change in the aggregate exercise price. In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company's assets are sold to another entity not affiliated with the Company, any holder of an option, whether or not then exercisable, will be entitled to receive (unless the Company takes such alternative action as may be necessary to preserve the economic benefit of the option for the optionee) on the effective date of any such transaction, in cancellation of such option, an amount in cash equal to the excess, if any, of the fair market value on the effective date of any such transaction of the shares underlying such option over the aggregate exercise price thereof.

         No award may be granted under the Company Directors Plan after the tenth anniversary of the effective date of the Company Directors Plan.

         The Company Directors Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16 of the Exchange Act. In addition, the provisions of the Company Directors Plan relating to the amount, timing and exercise price of options granted under the Company Directors Plan may not be amended more often than once every six months.

         The Company Directors Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code. For a description of certain federal income tax consequences of options under the Company Directors Plan, see "Proposal for Company Adjusted Stock Award Plan -- Certain Federal Income Tax Consequences", above.

         The following table sets forth information with respect to the benefits or amounts under the Company Directors Plan, as proposed to be approved, that would have been received in 1994 by or allocated in 1994 to (i) each of the Directors who is not an Executive Officer and (ii) all Directors who are not Executive Officers as a group if the Company Directors Plan, as proposed to be approved, had been in effect in 1994. None of the Named Executive Officers, Non-Executive Officers or Employees of the Company nor any associate of any Director or Executive Officer is anticipated to be eligible to participate in the Company Directors Plan. No person who is not identified in the following table is anticipated to receive more than 5% of the awards that may be granted under the Company Directors Plan.


                             New Plan Benefits

                    Company 1995 Stock Option Plan for
                          Non-Employee Directors
                     -----------------------------------

                                                          Number of Securities
Name and Position                      Dollar Value ($)   Underlying Options
- - - - ------------------------------------   ----------------   ---------------------

Robert W. Bruce III, Director                (a)                         10,000
Thomas B. Coleman, Director                  (a)                         10,000
William H. Cunningham, Director              (a)                         10,000
Robert A. Day, Director                      (a)                         10,000
Leland O. Erdahl, Director                   (a)                         10,000
William B. Harrison, Jr., Director           (a)                         10,000
Henry A. Kissinger, Director                 (a)                         10,000
Bobby Lee Lackey, Director                   (a)                         10,000
Gabrielle K. McDonald, Director              (a)                         10,000
George Putnam, Director                      (a)                         10,000
B.M. Rankin, Jr., Director                   (a)                         10,000
Benno C. Schmidt, Director                   (a)                         10,000
Wolfgang F. Siegel, Director                 (a)                         10,000
Elwin E. Smith, Director                     (a)                         10,000
Eiji Umene, Director                         (a)                         10,000
J. Taylor Wharton, Director                  (a)                         10,000
Ward W. Woods, Jr., Director                 (a)                         10,000
Non-Executive Officer Director Group         (a)                        170,000

______________________
(a) The respective dollar value of each stock option to be granted under the Company Directors Plan depends upon the fair market value of Class B Common Shares at the time of the exercise of such stock option and is thus not determinable at this time.

         This Proposal requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Board of Directors of the Company unanimously recommends that the holders of the Class A Common Shares approve the Company Directors Plan.



                PROPOSAL FOR COMPANY ANNUAL INCENTIVE PLAN

         The Company is hereby seeking stockholder approval of the Freeport-McMoRan Copper & Gold Inc. Annual Incentive Plan. The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex V.

         The purpose of the proposed Annual Incentive Plan (the "Annual Plan") is to provide annual cash incentive bonuses for senior executives of the Company whose performance in fulfilling the responsibilities of their positions can have a major impact on the Company's profitability and future growth.

         Officers or employees of the Company or any of its subsidiaries (including officers or employees who are also directors) are eligible to receive awards. In addition, holders of performance awards under the long term performance incentive plan of Freeport-McMoran will be eligible to receive transaction performance units described below.
It is estimated that approximately [7,750] persons will be eligible to receive awards; however, it is anticipated that only about ten persons will participate in the Annual Plan. Awards will be made by the Committee, which will consist of not fewer than two members of the Board of Directors of the Company, each of whom is expected to qualify as an "outside director" for purposes of meeting the requirements for performance-based compensation under Section 162(m) of the Code. See "-- Certain Federal Income Tax Consequences", below.

         Awards will be made for any year and will be paid in cash the following year unless and to the extent that a participant has made an effective election to defer payment for up to ten years after such individual's termination of services with the Company and certain affiliates and related entities of the Company. Generally, unpaid deferred amounts will accrue interest at a rate that is equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A. or at such other rate as determined by the Committee.

         The Annual Plan provides that the amount of any award made by the Committee with respect to any year to a "Covered Officer" (as defined in the Annual Plan) will be equal to a specified percentage of "Net Cash Provided by Operating Activities" (as defined in the Annual Plan) for such year, although the Committee retains the discretion to reduce or eliminate the amount of any such award to any "Covered Officer". The definition of "Covered Officer" provided in the Annual Plan is intended generally to include all "covered employees" as defined in Section 162(m) of the Code. See "-- Certain Federal Income Tax Consequences", below.

         The Annual Plan provides as a guideline that the aggregate amount of all awards granted for any particular calendar year should not exceed 2 1/2% of "Net Cash Provided by Operating Activities" for such year (the "Plan Funding Amount"). For awards relating to 1995, the Plan Funding Amount will be determined with respect to that portion of Net Cash
Provided by Operating Activities for such year that is earned subsequent to the Distribution. The Annual Plan also limits the maximum annual aggregate amount of possible awards to "Covered Officers" made under the Annual Plan to the Plan Funding Amount. The Plan Funding Amount is allocated among "Covered Officers" as follows: the Chief Executive Officer - 35%; the Chief Operating Officer - 20%; the Chief Financial Officer - 20%; the Chief Investment Officer - 15% and the Vice Chairman of the Board or, if there is no such individual, any other Covered Officer - 10%; however, the Committee has the discretion to reduce or eliminate all or any portion of such awards to "Covered Officers".

         No awards will be made with respect to any calendar year if the average of the "Return on Investment" (as defined in the Annual Plan) for such year and each of the four preceding calendar years, after giving effect to any amounts awarded or credited with respect to such prior years and the amounts that would have been so awarded or credited in such year, is less than 6%.

         The Annual Plan may be terminated at any time, in whole or in part, and may be amended from time to time by the Board or, upon delegation, by the Committee. No such amendment or termination is permitted, however, to affect adversely any awards previously made to a participant and deferred by such participant pursuant to the Annual Plan.

         The adoption of the Annual Plan, as proposed, does not preclude the Company from adopting or continuing in effect other compensation arrangements, which may be either generally applicable or applicable only in specific cases.

         Certain Federal Income Tax Consequences. Amounts received by participants are required to be recognized as ordinary income by such participants (subject to withholding), and the Company is generally entitled to a corresponding deduction at that time; however, Section 162(m) of the Code limits tax deductions for executive compensation under certain circumstances. The deduction restrictions relate to the compensation of "covered employees" as defined in Section 162(m), which are the chief executive officer and the four other highest paid executive officers of the Company for the previous fiscal year. Under Section 162(m), certain performance-based compensation will be tax deductible without regard to the limitation imposed by Section 162(m) if the compensation is paid upon the achievement of preestablished performance goals and the material terms of the arrangements are approved by stockholders of the taxpaying corporation.

         The Board of Directors of the Company believes that the Annual Plan is structured such that amounts paid thereunder should qualify as performance-based compensation for purposes of Section 162(m) and thus will be fully deductible.

         The Annual Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

         The following table sets forth information about the approximate benefits or amounts under the Annual Plan, as proposed to be approved, that would have been allocated with respect to 1994 to (i) each of the Named Executive Officers, (ii) all Executive Officers as a group, (iii) all Directors who are not Executive Officers as a group and (iv) all persons other than the Executive Officers who are anticipated to be the participants in the Annual Plan immediately after the Distribution as a group (which includes all Employees and all Non-Executive Officers) if the Annual Plan, as proposed to be approved, had been in effect in 1994.


                             New Plan Benefits

                       Company Annual Incentive Plan

                                                                    Dollar Value ($)       Number of Units
Name and Position                                                       (a)                   (b)
- - - - ---------------------------------------------------------------    -------------------    -----------------

James R. Moffett, Chairman of the Board and Chief                          $                              0
  Executive Officer                                                -------------------

Rene L. Latiolais, Vice Chairman of the Board                              $                              0
                                                                   -------------------
George A. Mealey, President and Chief Operating                            $                              0
  Officer                                                          -------------------

Richard C. Adkerson, Executive Vice President and                          $                              0
  Chief Financial Officer                                          -------------------

Charles W. Goodyear, Senior Vice President and                             $                              0
  Chief Investment Officer                                         -------------------

Executive Group                                                                    (c)                    0

Non-Executive Officer Director Group (d)                                            0                     0

Non-Executive Officer Employee Group                                               (c)                    0

________________________
(a) The amounts of awards that may be granted under the Annual Plan in 1995 will be determined by reference to "Net Cash Provided by Operating Activities" for 1995 and are thus not determinable at this time. The amounts set forth in this column of this table are the approximate maximum amounts of awards that would have been allocated with respect to 1994 if the Annual Plan had been in effect in 1994 and if the Committee had determined to award the maximum amount possible under the Annual Plan to each of the "Covered Officers" as defined therein.

(b) No units will be awarded under the Annual Plan.

(c) The members of the referenced group are subject to change and the amounts of awards that may be granted to persons other than "Covered Officers" are not precisely specified in the Annual Plan; thus these benefits or amounts for the referenced group are not determinable.

(d) The Directors who are not Executive Officers are not eligible to participate in the Annual Plan.

         This Proposal requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Board of Directors of the Company unanimously recommends that the holders of the Class A Common Shares approve the Company Annual Plan.



      PROPOSAL FOR COMPANY 1995 LONG-TERM PERFORMANCE INCENTIVE PLAN


         The Company is hereby seeking stockholder approval of the Freeport-McMoRan Copper & Gold Inc. 1995 Long-Term Performance Incentive Plan (the "Long-Term Plan"). The following summary of such plan is qualified in its entirety by reference to the complete text thereof, which is attached hereto as Annex VI.

         The purpose of the Long-Term Plan is to provide incentive awards based on long-term performance for senior executives of the Company whose performance in fulfilling the responsibilities of their positions can have a major impact on the Company's profitability and future growth.

         Officers or employees of the Company or any of its subsidiaries (including officers or employees who are also directors) are eligible to be granted performance awards. In addition, holders of performance awards under the 1992 Long-Term Performance Incentive Plan of Freeport-McMoRan will be eligible to receive transition awards of performance units described below. It is estimated that approximately [7,750] persons will be eligible to receive performance awards; however, it is anticipated that only about thirty persons will participate in the Long-Term Plan. Performance awards will be made by the Committee, which will consist of not fewer than two members of the Board of Directors of the Company, each of whom is expected to qualify as an "outside director" for purposes of meeting the requirements for performance-based compensation under Section 162(m) of the Code. See "Proposal for Company Annual Incentive Plan -- Certain Federal Income Tax Consequences", above. A participant may hold more than one outstanding performance award at any time.

         A performance award consists of a number of performance units, which are credited to a performance award account. Each such account is credited, as of December 31 of each year, with an amount equal to the "Annual Earnings Per Share" or "Net Loss Per Share", as defined in the Long-Term Plan, of the Company's Common Shares for each performance unit then credited to such account. With respect to 1995, credits will relate only to Company earnings after the Distribution. With respect to any performance award account established in connection with any performance award granted after December 31, 1995, the balance in the account is paid to the participant in cash as soon as practicable after December 31 of the third year following the date of grant, unless the participant's employment or service with the Company or a "Related Entity", as defined in the Long-Term Plan to include Freeport-McMoRan and certain of its affiliates or former affiliates, terminates prior to that date.

         Special rules apply to the duration of the performance period applicable to performance units covered by grants during calendar year 1995. As indicated below, the number of performance units covered by the performance award granted to each "Covered Officer" (as defined in the Long-Term Plan) during calendar year 1995 will exceed the number of performance units available for award to such individual in later years. Conversely, as set forth in Schedule A to Annex VI attached hereto ("Schedule A"), the performance periods applicable to such excess performance units have been shortened. The corresponding balance in each performance award account attributable to each series of such excess performance units will be paid to the participant in cash as soon as practicable after the applicable "Award Valuation Date" set forth in Schedule A, unless the participant's employment or service with the Company or a Related Entity terminates prior to the applicable date. Transition awards similar to those awards described in Schedule A for "Covered Officers" may be granted to all holders of Freeport-McMoRan performance awards under the 1992 Long-Term Performance Incentive Plan of Freeport-McMoRan on the date of the Distribution in adjustment of such Freeport-McMoRan awards.

         If a participant's employment with the Company or a Related Entity terminates or if a participant ceases to provide services to the Company or a Related Entity prior to December 31 of the third year following the date of grant (or, if earlier, the last day of the applicable performance period for performance units granted during calendar year 1995) for any reason other than death, disability or retirement (and other than within two years of a change in control of the Company), the balances in such participant's performance award accounts are forfeited. If such termination or cessation is as a result of an event other than a "Discharge for Cause", as defined in the Long-Term Plan, the Committee has, however, the discretion to determine that, as a result of special mitigating circumstances, no forfeiture will occur. If such termination of employment or cessation of services is by virtue of death, disability or retirement, or is within two years following a change in control, performance award account balances will be paid to such participant as soon as practicable after December 31 of the year in which such termination or cessation occurs. In addition, notwithstanding the foregoing, the Committee may pay a supplemental amount to a former participant, determined as if the term of a performance period applicable to any portion of a performance award of such former participant had been extended for up to an additional three years after the date of termination of such participant's employment with the Company or a Related Entity or after the date such participant ceased to provide services to the Company, its subsidiaries or a Related Entity.

         Under the Long-Term Plan, the Committee may suspend the making of any or all credits that would otherwise have been made to performance award accounts belonging to all or certain participants. The Committee may determine that account balances will bear interest during any such suspension period.

         A participant may elect to defer for up to ten years the payment of all or a portion of any amount to which he has become entitled. Unpaid deferred amounts will accrue interest at a rate that is equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A. or at such other rate as determined by the Committee.

         The number of performance units outstanding at any time under the Long-Term Plan may not exceed 3,000,000, subject to adjustment as described below. Performance units that have been forfeited, or in respect of which payment has been made or deferred, as provided in the Long-Term Plan, are no longer considered to be outstanding under the Long-Term Plan and may be re-granted. No performance awards may be granted under the Long-Term Plan after December 31, 1999.

         The Long-Term Plan may be terminated at any time, in whole or in part, and may be amended from time to time by the Board or, upon delegation, by the Committee. No such amendment or termination is permitted, however, to affect adversely the amounts credited to the performance award account of a participant with respect to performance awards previously made to such participant.

         The adoption of the Long-Term Plan, as proposed, does not preclude the Company from adopting or continuing in effect other compensation arrangements, which may be either generally applicable or applicable only in specific cases.

         The Long-Term Plan provides that the Committee will, from time to time in its sole discretion, determine which officers and employees will be granted performance awards under the Long-Term Plan and the number of performance units covered by such performance awards; however, with respect to any performance award made by the Committee in any year to a "Covered Officer" (as defined in the Long-Term Plan), the Long-Term Plan specifies the number of performance units to be covered by such performance award in any such year. With respect to performance awards granted to "Covered Officers" after December 31, 1995, such specified annual numbers are, respectively, 110,000 for the Chief Executive Officer, 65,000 for the Chief Operating Officer, 35,000 for the Vice Chairman of the Board and 30,000 for any other "Covered Officer" of the Company. The definition of "Covered Officer" provided in the Long-Term Plan is intended generally to include all "covered employees" as defined in Section 162(m). See "Proposal for Company Annual Incentive
Plan -- Certain Federal Income Tax Consequences", above.

         With respect to performance awards granted to "Covered Officers" during 1995, the number of performance units covered by such performance awards will consist of several series of transition performance units which in the aggregate will be 400,000 for the Chief Executive Officer, 160,000 for the Chief Operating Officer, 230,000 for the Vice Chairman of the Board, and 120,000 for each other Covered Officer, subject to adjustment as described below. The "Award Valuation Dates" applicable to the various series of transition awards are set forth in Schedule A to Annex VI.

         The Long-Term Plan provides that, upon effectiveness of the Plan, the number of performance units to be granted as transition awards, as well as the number of performance units available for grant under the Long-Term Plan, will be adjusted to reflect the ratio of the average number of Common Shares outstanding in 1995 to the average number of shares of common stock of Freeport-McMoRan outstanding in 1994.

         The Long-Term Plan permits the Committee to make adjustments to "Net Income", "Annual Earnings Per Share" or "Net Loss Per Share" (as such terms are defined in the Long-Term Plan) as it deems appropriate in its judgment when making credits or payments in respect of performance awards under the Long-Term Plan. The Committee is prohibited, however, from making such adjustments to payments with respect to performance awards of, or credits to performance award accounts of, any "Covered Officers", if the effect of any such adjustment would be to increase the amount credited or paid to a Covered Officer under the Plan.

         "Annual Earnings Per Share" with respect to any year is defined, for purposes of the Long-Term Plan, as the result obtained by dividing net income (or net loss) of the Company and its consolidated subsidiaries for such year as well as the minority interests' share in the net income or net loss of the Company's consolidated subsidiaries for such year by the average number of issued and outstanding Common Shares during such year.
         The Board of Directors of the Company believes that the Long-Term
Plan is structured such that amounts paid thereunder should qualify as performance-based compensation for purposes of Section 162(m) of the Code and thus will be fully deductible. See "Proposal for Company Annual Incentive
Plan -- Certain Federal Income Tax Consequences", above. The Long-Term Plan is not subject to any provision of ERISA and is not qualified under Section
401(a) of the Code.

         The following table sets forth information about the benefits or amounts under the Long-Term Plan, as proposed to be approved, that would have been received with respect to 1994 by or allocated with respect to 1994 to (i) each of the Named Executive Officers, (ii) all Executive Officers as a group,
(iii) all Directors who are not Executive Officers as a group and (iv) all persons other than the Executive Officers who are anticipated to be the participants in the Long-Term Plan immediately after the Distribution as a group (which includes all Employees and all Non-Executive Officers) if the Long-Term Plan, as proposed to be approved, had been in effect in 1994.


                             New Plan Benefits

                    Company 1995 Long-Term Performance
                              Incentive Plan

                                                                     Dollar Value ($)       Number of Units
Name and Position                                                       (a)                    (b)
- - - - ----------------------------------------------------------------    -------------------    ------------------

James R. Moffett, Chairman of the Board and Chief                                   (a)            110,000
  Executive Officer

Rene L. Latiolais, Vice Chairman of the Board                                       (a)             35,000

George A. Mealey, President and Chief Operating                                     (a)             65,000
  Officer

Richard C. Adkerson, Executive Vice President and                                   (a)             30,000
  Chief Financial Officer

Charles W. Goodyear, Senior Vice President and Chief                                (a)             30,000
  Investment Officer

Executive Group                                                                     (a)                   (c)

Non-Executive Officer Director Group (d)                                             0                     0

Non-Executive Officer Employee Group                                                (a)                   (c)

________________________
(a) The amounts of payments that may be made with respect to performance awards that may be granted under the Long-Term Plan in 1995 will be determined by reference to "Annual Earnings Per Share" or "Net Loss Per Share" for 1995, 1996, 1997, and 1998 and are thus not determinable at this time. Similarly, the amounts of payments that would be made with respect to performance awards that would have been granted in 1994 if the Long-Term Plan had been in effect in 1994 would be determined by reference to "Annual Earnings Per Share" or "Net Loss Per Share" for 1994, 1995, 1996 and 1997 and would thus not be determinable at this time.

(b) The numbers of units set forth in this column of this table are the maximum numbers of performance units that would have been granted in 1994 in accordance with the terms of the Long-Term Plan if the Committee had awarded in 1994 the maximum number of performance units possible under the Long-Term Plan to each of the "Covered Officers" as defined therein in any year other than 1995, exclusive of the adjustment indicated above to reflect the ratio of the average number of Common Shares outstanding in 1995 to the average number of shares of common stock of Freeport-McMoRan outstanding in 1994. As indicated above, several series of "Transition Awards" may be granted with respect to 1995 only.

(c) The members of the referenced group are subject to change and the amounts of performance units that may be granted to persons other than "Covered Officers" are not precisely specified in the Long-Term Plan; thus these benefits or amounts for the referenced group are not determinable.

(d) The Directors who are not Executive Officers are not eligible to participate in the Long-Term Plan.


         This proposal requires the approval of a majority of the Class A Common Shares and the Class B Common Shares, voting as a single class. The Board of Directors of the Company unanimously recommends that the holders of the Class A Common Shares approve the Company Long-Term Plan.



                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Directors and Executive Officers

         According to information furnished by each of the individuals who will serve as Directors or Executive Officers of the Company (including an officer of PT-FI who is deemed by the Company to be an executive officer of the Company for purposes of federal securities laws) following the Distribution, the number of Class A Common Shares and shares of Freeport-McMoRan common stock ("Freeport-McMoRan Shares") beneficially owned by each of them as of December 31, 1994, was as follows:


                                [TO BE UPDATED]

                         Number of Class
                         A Common Shares    Number of Freeport-McMoRan Shares
Name of Individual or     Beneficially           Beneficially Owned (a)
   Identity of Group        Owned (a)
- - - - ------------------------------------------------------------------------------
Richard C. Adkerson               5,503    (b)        192,651    (b)(c)(d)
Robert W. Bruce III                   0                25,132    (c)
Thomas B. Coleman                11,760    (e)         65,097    (c)(e)
William H. Cunningham                 0                36,905    (c)
Robert A. Day                   909,426    (f)         35,451    (c)(f)
Leland O. Erdahl                 11,578    (g)              0
Charles W. Goodyear                   0               188,597    (c)(d)(h)
William B. Harrison, Jr.              0                 4,200    (i)
Henry A. Kissinger                    0                30,020    (c)
Bobby Lee Lackey                      0                38,107    (c)(j)
Rene L. Latiolais                 4,000               517,590    (c)(d)
Gabrielle K. McDonald                 0                     0
George A. Mealey                 16,000               254,799    (c)(d)
James R. Moffett                 56,712    (k)      3,313,162    (c)(d)(k)
George Putnam                 1,947,775    (l)      2,047,608    (c)(l)
B.M. Rankin, Jr.                 41,912    (m)        886,041    (c)(m)
Benno C. Schmidt                      0               718,382    (c)
Wolfgang F. Siegel                    0                     0
Elwin E. Smith                   34,271    (n)            934
Eiji Umene                            0                     0
J. Taylor Wharton                 2,965    (o)         31,484    (o)
Ward W. Woods, Jr.                    0                95,865    (c)
27 Directors and
Executive Officers as a
group, including those
persons named above           3,116,712    (p)      8,990,542    (p)

- - - - -----------------------------
(a) Except as otherwise noted, the individuals referred to have sole voting and investment power with respect to such Shares. With the exceptions of Mr. Day (who beneficially owns 1.4% of the outstanding Class A Common Shares), Mr. Moffett (who beneficially owns 2.3% of the outstanding Freeport-McMoRan Shares), and Mr. Putnam (who beneficially owns 3.0% of the outstanding Class A Common Shares and 1.5% of the outstanding Freeport-McMoRan Shares), each of the individuals referred to holds less than 1% of the outstanding Class A Common Shares and Freeport-McMoRan Shares, respectively.

(b) Includes 5,503 Class A Common Shares held in trust for the benefit of Mr. Adkerson, 724 Freeport-McMoRan Shares that may be acquired upon the conversion of 6.55% Convertible Subordinated Notes due January 15, 2001 of Freeport-McMoRan ("Freeport-McMoRan Notes") held in trust for the benefit of Mr. Adkerson, 2,682 Freeport-McMoRan Shares that may be acquired upon the conversion of Zero Coupon Convertible Subordinated Debentures due 2006 of Freeport-McMoRan ("Freeport-McMoRan Debentures") held in trust for the benefit of Mr. Adkerson, and 90 Freeport-McMoRan Shares that may be acquired upon the conversion of Freeport-McMoRan
      Notes held in trust for the benefit of the former spouse of Mr. Adkerson.

(c) Includes Freeport-McMoRan Shares that could be acquired within sixty days after December 31, 1994, upon the exercise of options granted pursuant to Freeport-McMoRan stock option plans, as follows: Mr. Adkerson, 186,420 Freeport-McMoRan Shares; Mr. Bruce, 15,132 Freeport-McMoRan Shares; Mr. Coleman, 35,465 Freeport-McMoRan Shares; Mr. Cunningham, 35,465 Freeport-McMoRan Shares; Mr. Day, 30,343 Freeport-McMoRan Shares; Mr. Goodyear, 186,420 Freeport-McMoRan Shares; Mr. Kissinger, 25,220 Freeport-McMoRan Shares; Mr. Lackey, 35,465 Freeport-McMoRan Shares; Mr. Latiolais, 332,426 Freeport-McMoRan Shares; Mr. Mealey, 229,386 Freeport-McMoRan Shares; Mr. Moffett, 1,764,434 Freeport-McMoRan Shares; Mr. Putnam, 35,465 Freeport-McMoRan Shares; Mr. Rankin, 35,465 Freeport-McMoRan Shares; Mr. Schmidt, 35,465 Freeport-McMoRan Shares; Mr. Woods, 35,465 Freeport-McMoRan Shares; all Directors and Executive Officers as a group (20 persons), 3,359,000 Freeport-McMoRan Shares.

(d) Includes Freeport-McMoRan Shares held by the trustee under the Freeport-McMoRan Employee Capital Accumulation Program, as follows: Mr. Adkerson, 2,735 Freeport-McMoRan Shares; Mr. Goodyear, 2,113 Freeport-McMoRan Shares; Mr. Latiolais, 15,191 Freeport-McMoRan Shares; Mr. Mealey, 9,513 Freeport-McMoRan Shares; Mr. Moffett, 21,293 Freeport-McMoRan Shares; all Directors and Executive Officers as a group (8 persons), 77,093 Freeport-McMoRan Shares.

(e) Includes 11,760 Class A Common Shares and 27,762 Freeport-McMoRan Shares held by three trusts established for the benefit of Mr. Coleman's three daughters with respect to which Mr. Coleman holds sole voting and investment power but with respect to which he disclaims beneficial ownership.

(f) Includes 909,426 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares held by accounts and funds managed by affiliates of a corporation of which Mr. Day is the chief executive officer and in which he is a stockholder. Mr. Day has shared voting and investment power with respect to such Shares but disclaims beneficial ownership thereof. Mr. Day is a beneficiary of a trust that holds 600,000 Freeport-McMoRan Shares. Mr. Day has no voting or investment power with respect to such Shares and disclaims beneficial ownership thereof.

(g) Includes a total of 1,100 Class A Common Shares and a total of 2,478 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares held in retirement accounts for the benefit of Mr. Erdahl.

(h) Includes 64 Freeport-McMoRan Shares held in a retirement trust for the benefit of Mr. Goodyear.

(i)   Includes 1,200 Freeport-McMoRan Shares owned by Mr. Harrison's wife.

(j) Includes 1,434 Freeport-McMoRan Shares held in a retirement trust for the benefit of Mr. Lackey and 364 Freeport-McMoRan Shares held for the benefit of Mr. Lackey by the custodian under the Freeport-McMoRan Automatic Stock Purchase Plan.

(k) Includes a total of 30,102 Class A Common Shares and 85,140 Freeport-McMoRan Shares held for the benefit of two trusts created by Mr. Moffett for the benefit of his two children, who are adults. An Executive Officer and another individual, as co-trustees of the two trusts, have sole voting and investment power with respect to such Shares held for the benefit of such trusts but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such Shares held for the benefit of such trusts. Includes a total of 26,610 Class A Common Shares and 214,648 Freeport-McMoRan Shares held for the benefit of a trust with respect to which Mr. Moffett and an Executive Officer, as co-trustees of such trust, have sole voting and investment power but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such Shares held for the benefit of such trust. Includes a total of 88,000 Freeport-McMoRan Shares held for the benefit of a trust created by Mr. Moffett for the benefit of an educational fund and his two children, who are adults. An Executive Officer and another individual, as co-trustees of such trust, have sole voting and investment power with respect to such Freeport-McMoRan Shares held for the benefit of such trust but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such Freeport-McMoRan Shares held for the benefit of such trust.

(l) Includes 1,342,730 Class A Common Shares and 1,560,500 Freeport-McMoRan Shares held by mutual funds with respect to which Mr. Putnam holds shared voting and investment power but with respect to which he disclaims beneficial ownership. Includes 605,045 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares, 222,847 Freeport-McMoRan Shares that may be acquired upon the conversion of $4.375 Convertible Exchangeable Preferred Stock of Freeport-McMoRan ("Freeport-McMoRan Preferred Stock"), and 207,858 Freeport-McMoRan Shares that may be acquired upon the conversion of Freeport-McMoRan Debentures held by such mutual funds with respect to which Mr. Putnam holds shared voting and investment power but with respect to which he disclaims beneficial ownership. Includes 3,230 Freeport-McMoRan Shares held by a charitable trust with respect to which Mr. Putnam holds as co-trustee shared voting and investment power but with respect to which he disclaims beneficial ownership. Includes 2,200 Freeport-McMoRan Shares held by a trust with respect to which Mr. Putnam holds as co-trustee shared voting and investment power but with respect to which he disclaims beneficial ownership. Includes 2,000 Freeport-McMoRan Shares held by a trust with respect to which Mr. Putnam holds as trustee sole voting and investment power.

(m) Includes 3,304 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares. Includes 32,000 Class A Common Shares and 348,372 Freeport-McMoRan Shares with respect to which Shares Mr. Rankin has under a power of attorney sole voting and investment power but with respect to which he disclaims beneficial ownership. Includes 6,608 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares with respect to which Mr. Rankin has under powers of attorney sole voting and investment power but with respect to which he disclaims beneficial ownership.

(n) Includes 21,200 Class A Common Shares held for the benefit of a trust of which Mr. Smith is the sole beneficiary. Also includes 1,652 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares and 2,219 Class A Common Shares that may be acquired upon the conversion of Special Preference Shares held in such trust.
      As the trustee of such trust, Mr. Smith has sole voting and investment power with respect to such Shares held for the benefit of such trust.

(o) Includes 420 Class A Common Shares held in a retirement trust for the benefit of Mr. Wharton, 2,385 Class A Common Shares and 8,930 Freeport-McMoRan Shares held by Mr. Wharton's wife, 160 Class A Common Shares held in a retirement trust for the benefit of Mr. Wharton's wife, and a total of 4,736 Freeport-McMoRan Shares held by Mr. Wharton as custodian for his daughters. Includes Freeport-McMoRan Shares held by the custodian under the Freeport-McMoRan Automatic Stock Purchase Plan as follows: 4,192 Freeport-McMoRan Shares for the benefit of Mr. Wharton, 3,392 Freeport-McMoRan Shares for the benefit of Mr. Wharton's wife, and a total of 1,940 Freeport-McMoRan Shares for the benefit of Mr. Wharton as custodian for his daughters.

(p) See notes (b) through (o) above. Includes 8,420 Class A Common Shares and 1,516 Freeport-McMoRan Shares held in trust for the benefit of one of the Executive Officers, a total of 2,180 Class A Common Shares and 92 Freeport-McMoRan Shares held by or in trust for the benefit of the spouse of such Executive Officer as to which beneficial ownership is disclaimed, and a total of 13,210 Class A Common Shares and 1,000 Freeport-McMoRan Shares held by such Executive Officer as custodian as to which beneficial ownership is disclaimed. These total numbers represent approximately 4.8% of the outstanding Class A Common Shares and approximately 6.3% of the outstanding Freeport-McMoRan Shares, respectively.

Stock Ownership of Certain Beneficial Owners

            According to information furnished by the person known to the Company to be a beneficial owner of more than 5% of the Class A Common Shares, the number of Class A Common Shares beneficially owned by such person as of December 31, 1994, was as follows:

                                [TO BE UPDATED]

                                         Number of Class
                                         A Common Shares
                                          Beneficially        Percent
     Name and Address of Person               Owned           of Class
- - - - ----------------------------------------------------------------------------
J.P. Morgan & Co. Incorporated            10,526,768(a)        16.4%
60 Wall Street
New York, New York 10260

________________________
(a) J.P. Morgan & Co. Incorporated has sole voting power as to 6,545,848 of such Class A Common Shares, shared voting power as to 99,360 of such Class A Common Shares, sole investment power as to 10,402,208 of such Class A Common Shares, and shared investment power as to 124,560 of such Class A Common Shares. Of such 10,526,768 Class A Common Shares, 384,896 may be acquired upon the conversion of Special Preference Shares and 116,665 may be acquired upon the conversion of Step-Up Preferred Shares.

            As of the Record Date, all 141,522,891 Class B Common Shares and __________ Class A Common Shares were owned by Freeport-McMoRan. Thus, as of the Record Date, Freeport-McMoRan, which has its principal executive offices at 1615 Poydras Street, New Orleans, Louisiana 70112, owned directly ____________, or approximately ___%, of all the outstanding Common Shares. Freeport-McMoRan has sole voting and investment power with respect to all the Common Shares held of record by it.

            According to information furnished by the person known to the Company to be a beneficial owner of more than 5% of the Step-Up Preferred Shares, the number of Depositary Shares representing Step-Up Preferred Shares beneficially owned by such person as of December 31, 1994, was as follows:

                                [TO BE UPDATED]

                                          Number of
                                          Depositary
                                            Shares
                                         Representing
                                           Step-Up
                                          Preferred
                                            Shares
                                         Beneficially      Percent
     Name and Address of Person             Owned          of Class
- - - - ----------------------------------------------------------------------

The TCW Group, Inc.                      1,101,000(a)        7.9%
865 South Figueroa Street
Los Angeles, California 90017

________________________
(a) The TCW Group, Inc. has sole voting and investment power as to all 1,101,000 Depositary Shares.

            No person is known by the Company to be a beneficial owner of more than 5% of any other equity security of the Company.

Compliance with the Securities Exchange Act of 1934

            According to (i) the Forms 3 and 4 and any amendments thereto filed pursuant to Section 16(a) of the Exchange Act ("Section 16") and furnished to the Company during 1994 by persons subject to Section 16 at any time during 1994 with respect to securities of the Company ("Company Section 16 Insiders"), (ii) the Forms 5 with respect to 1994 and any amendments thereto filed pursuant to Section 16 and furnished to the Company by Company Section
16 Insiders and (iii) the written representations from Company Section 16 Insiders that no Form 5 with respect to the securities of the Company was required to be filed by such Company Section 16 Insider, respectively, with respect to 1994, no Company Section 16 Insider failed to file altogether or timely any Forms 3, 4 or 5 required by Section 16 with respect to the securities of the Company or to disclose on such Forms transactions required to be reported thereon.

            As a consequence of the voting rights conferred upon the Preferred Shares pursuant to the Merger, persons who beneficially own the Preferred Shares after the Merger may be subject to certain disclosure requirements and trading limitations under the Exchange Act. Beneficial owners of more than 5% of the Preferred Shares will be subject to the disclosure requirements and other provisions of Section 13 of the Exchange Act and the rules promulgated thereunder with respect to such Preferred Shares. Beneficial owners of more than 10% of the Preferred Shares will be subject to the disclosure requirements, trading limitations and other provisions of Section 16 of the Exchange Act and the rules promulgated thereunder with respect to such Preferred Shares. Holders of Preferred Shares who may beneficially own more than 5% of the Preferred Shares after the Merger should consult their legal advisor to determine whether and the extent to which such Exchange Act provisions may apply.

Freeport-McMoRan Stock Ownership of Certain of its Beneficial Owners

            Upon the Distribution, Freeport-McMoRan will distribute all the Class B Common Shares to the holders of Freeport-McMoRan Shares on a pro-rata basis. According to information furnished by each of the persons known to the Company to be a beneficial owner of more than 5% of Freeport-McMoRan Shares, the number of Freeport-McMoRan Shares beneficially owned by each of them as of December 31, 1994, was as follows:


                              [TO BE UPDATED]

                                               Number of
                                        Freeport-McMoRan Shares
                                             Beneficially            Percent
    Name and Address of Person                   Owned               of Class
- - - - ------------------------------------------------------------------------------
Delaware Management Company, Inc.                   8,667,138(a)          6.2%
1818 Market Street
Philadelphia, Pennsylvania 19103
Oppenheimer Group, Inc.                            24,600,880(b)         17.6%
Oppenheimer Tower
World Financial Center
New York, New York 10281
The Capital Group, Inc.                            13,365,490(c)          9.4%
333 South Hope Street
Los Angeles, California 90071

________________________
(a)      Delaware Management Company, Inc. has sole voting power as to
         6,007,400 of such Freeport-McMoRan Shares, sole investment power as to 8,517,138 of such Freeport-McMoRan Shares, shared voting power as to 51,700 of such Freeport-McMoRan Shares, and shared investment power as to 150,000 of such Freeport-McMoRan Shares.

(b) Oppenheimer Group, Inc. has, indirectly through subsidiaries, shared voting and investment power as to all 24,600,880 Freeport-McMoRan
         Shares. Oppenheimer Group, Inc. disclaims beneficial ownership of all 24,600,880 Freeport-McMoRan Shares.

(c) The Capital Group, Inc. has, indirectly through five subsidiaries, sole voting power as to 6,108,580 of such Freeport-McMoRan Shares and sole investment power as to all 13,365,490 Freeport-McMoRan Shares.
         Of such 13,365,490 Freeport-McMoRan Shares, 849,220 may be acquired upon the conversion of Freeport-McMoRan Preferred Stock, 393,400 may be acquired upon the conversion of Freeport-McMoRan Notes, and 517,840 may be acquired upon the conversion of Freeport-McMoRan
         Debentures. The Capital Group, Inc. disclaims beneficial ownership of all 13,365,490 Freeport-McMoRan Shares.


                        INCORPORATION BY REFERENCE

               This Consent Solicitation Statement incorporates by reference the Company's Annual Report on Form 10-K for the fiscal year ended December
31, 1993, the Company's quarterly reports on Form 10-Q for the quarters ended
March 31, June 30 and September 30, 1994, the Company's Current Reports on
Form 8-K dated January 7, 1994 (as amended by the Company's Form 8-K/A dated
April 6, 1994), January 12, 1994, March 2, 1994 (as amended by the Company's
Form 8-K/A dated April 6, 1994) and September 29, 1994, as filed by the
Company with the Commission under the Exchange Act. All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Consent Solicitation Statement and prior to the Merger shall be deemed to be incorporated by reference into this Consent Solicitation
Statement and to be a part hereof from the date of filing of such documents.

               Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein
(or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

               All information appearing in this Consent Solicitation
Statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference.

               Copies of the above documents (excluding exhibits) may be obtained upon request without charge from the Company, 1615 Poydras Street, New Orleans, Louisiana 70112 (telephone (504) 582-4000), attention: Michael C.
Kilanowski, Jr., Secretary.


                           STOCKHOLDER PROPOSALS


                       If any stockholder of the Company would like to present a proposal for action at the Company's 1995 Annual Meeting of Stockholders and wishes to have such proposal included in the proxy materials for such meeting, such proposal must be received in writing by the Secretary, Freeport-McMoRan Copper & Gold Inc., 1615 Poydras Street, New Orleans,
Louisiana 70112, no later than ____________, 1995.


               Stockholders are urged to forward their consents without delay.
A prompt response will be greatly appreciated.





                                                                  ANNEX I



                         CERTIFICATE OF INCORPORATION
                                      OF
                      FREEPORT-McMoRan COPPER & GOLD INC.



         FIRST:  The name of the corporation is Freeport-McMoRan Copper & Gold
Inc.

         SECOND: The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is the Corporation Trust Company.

         THIRD: The nature of the business or purposes to be conducted or promoted are:

         (a) To enter into, maintain, operate and carry on the business of mining in all its branches in the United States of America and in any other part of the world, and to quarry, mine, pump, extract, remove and otherwise produce, and to grind, treat, concentrate, smelt, refine, dress and otherwise prepare, produce, buy, sell and in every way deal in and with minerals, ores, concentrates and other mineral and chemical substances of all kinds, metallic and nonmetallic, including, but without in any way limiting the generality of the foregoing, antimony, barite, chromium, coal, cobalt, copper, gas, gold, iron, lead, molybdenum, nickel, oil, potash, salt, silica, sand, silver, sulphur, tantalum, tin, titanium, tungsten, uranium, zinc, and ores and concentrates thereof.

         (b) To purchase, locate, denounce or otherwise acquire, take, hold and own, and to assign, transfer, lease, exchange, mortgage, pledge, sell or otherwise dispose of and in any manner deal with and contract with reference to, mines, wells, mining claims, mining rights, mineral lands, mineral leases, mineral rights, royalty rights, water rights, timber lands, timber and timber rights, and real and personal property of every kind, and any interest therein, in the United States of America or in any other country, to prospect, explore, work, exercise, develop, manage, operate and turn the same to account, and to engage in mining, geological, economic, feasibility, development, and other studies in the United States of America or in any other country.

         (c) To make, manufacture, treat, process, produce, buy, sell and in every way deal in and with minerals, ores, concentrates and chemicals of every description, organic or inorganic, natural or synthetic, in the form of raw materials, intermediate or finished products and any other related products and substances whatsoever related thereto or of a like or similar nature or which may enter into the manufacture of any of the foregoing or be used in connection therewith, and derivatives and by-products derived from the manufacture thereof and products to be made therefrom and generally without limitation by reference of the foregoing, all other products and substances of every kind, character and description.

         (d) To engage in any lawful act or activity, whether or not related to the foregoing, for which corporations may be organized under the General
Corporation Law of Delaware.

         FOURTH: (a) Authorized Stock. The total number of shares of capital stock that the corporation shall have authority to issue is 473,600,000 shares, consisting of 50,000,000 shares of Preferred Stock, par value $0.10 per share, 211,800,000 shares of Class A Common Stock, par value $0.10 per share, and 211,800,000 shares of Class B Common Stock, par value $0.10 per share. The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock". Of the authorized number of shares of Preferred Stock, 447,800 of such shares shall be a series of Preferred
Stock designated as "7% Convertible Exchangeable Preferred Stock"; 700,000 of such shares shall be a series of Preferred Stock designated as "Step-Up
Convertible Preferred Stock"; 300,000 of such shares shall be a series of Preferred Stock designated as "Gold-Denominated Preferred Stock"; 215,279 of such shares shall be a series of Preferred Stock designated as "Gold-Denominated Preferred Stock, Series II"; and 119,000 of such shares shall be a series of Preferred Stock designated as "Silver-Denominated
Preferred Stock" (collectively referred to herein as the "Existing Preferred
Stock").

               (b)  Common Stock.  The Class A Common Stock and the Class B
Common Stock shall be identical in all respects, except as otherwise expressly provided herein, and the relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of Class A Common Stock and Class B
Common Stock shall be as follows:

               (1) Cash or Property Dividends. Subject to the rights and preferences of the Preferred Stock as set forth in any resolution or resolutions of the Board of Directors providing for the issuance of such stock pursuant to Section (c) of this Article FOURTH, and except as otherwise provided for herein, the holders of Class A Common Stock and Class B Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such equal per share amounts as the Board of Directors may from time to time determine.

               (2) Stock Dividends. If at any time a dividend is to be paid in shares of Class A Common Stock or shares of Class B Common Stock
         (a "stock dividend"), such stock dividend may be declared and paid only as follows: only Class A Common Stock may be paid to holders of Class A Common Stock and only Class B Common Stock may be paid to holders of Class B Common Stock, and whenever a stock dividend is paid, the same rate or ratio of shares shall be paid in respect of each outstanding share of Class A Common Stock and Class B Common
         Stock.

               (3) Stock Subdivisions and Combinations. The corporation shall not subdivide, reclassify or combine stock of either class of Common Stock without at the same time making a proportionate subdivision or combination of the other class.

               (4) Voting. Voting power shall be divided between the classes and series of stock as follows:

                     (A)  Subject to Section (b)(4)(B) of this Article
         FOURTH, with respect to the election of directors, holders of Class A Common Stock and holders of Voting Preferred Stock (as defined below), voting together, shall be entitled to elect that number of directors which constitutes 20% of the authorized number of members of the Board of Directors (or, if such 20% is not a whole number, then the nearest lower whole number of directors that is closest to 20% of such membership). Each share of Class A
         Common Stock and each share of Voting Preferred Stock shall have one vote in the election of such directors. Subject to Section
         (b)(4)(B) of this Article FOURTH, holders of Class B Common Stock shall be entitled to elect the remaining directors. Each share of Class B Common Stock shall have one vote in the election of such directors. For purposes of this Section (b)(4) and Section (b)(5) of this Article FOURTH, references to the authorized number of members of the Board of Directors (or the remaining directors) shall not include any directors which the holders of any shares of Preferred Stock have the exclusive right to elect as granted in accordance with Section (c)(6) of this Article FOURTH. For purposes of this Section (b)(4), "Special Voting Rights" means the different voting rights of the holders of Class A Common Stock, holders of Class B Common Stock and holders of Voting Preferred
         Stock with respect to the election of the applicable percentage of the authorized number of members of the Board of Directors as described in this Section (b)(4)(A). The "Voting Preferred Stock" means (i) each series of the Existing Preferred Stock, in each case so long as such series remains outstanding and (ii) any other series of Preferred Stock upon which the right to vote for directors pursuant to this Section (b)(4) has been conferred in accordance with Section (c)(6) of this Article FOURTH.

                     (B)  In the event that a majority of the shares of Class A
         Common Stock and Class B Common Stock present and voting at any annual or special meeting of stockholders of the corporation are voted to eliminate the Special Voting Rights, then Section (b)(4)(A) of this Article FOURTH shall have no further force or effect, and thereafter holders of Common Stock and holders of Voting Preferred Stock, voting together, shall be entitled to elect all members of the Board of Directors.

                     (C) Any director may be removed, with cause, by a vote of the holders of Class A Common Stock, holders of Class B Common
         Stock, and holders of Voting Preferred Stock, voting together.

                     (D) Except as otherwise specified herein, the holders of Class A Common Stock and holders of Class B Common Stock (i) shall in all matters not otherwise specified in this Section (b)(4) or Section
         (b)(5) of this Article FOURTH vote together (including, without limitation, with respect to increases or decreases in the authorized number of shares of any class of Common Stock), with each share of Class A Common Stock and Class B Common Stock having one vote, and
         (ii) shall be entitled to vote as separate classes only when required by law to do so under mandatory statutory provisions that may not be excluded or overridden by a provision in the certificate of incorporation or as provided herein.

                     (E) Except as set forth in this Section (b)(4) or Section (b)(5) of this Article FOURTH, the holders of Class A Common
         Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class B
         Common Stock is issued and outstanding, and the holders of Class B
         Common Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class A Common Stock is issued and outstanding.

               (5)  Vacancies; Increases or Decreases in Size of the Board of
         Directors. Any vacancy in the office of a director created by the death, resignation or removal of a director elected by (or appointed on behalf of) the holders of a class or classes of stock may be filled by a vote of holders of such class of stock, or if applicable, classes of stock, voting together, unless the Special Voting Rights have been eliminated in accordance with Section (b)(4)(B) of this Article FOURTH. Notwithstanding anything in this Section (b)(5) or
         Section (b)(4) of this Article FOURTH to the contrary, any vacancy in the office of a director may also be filled by the vote of the majority of the directors (or the sole remaining director) elected by (or appointed on behalf of) the same class or classes of stock that elected that director (or on behalf of which that director was appointed) whose death, resignation or removal created the vacancy, unless there are no such directors or the Special Voting Rights have been eliminated in accordance with Section (b)(4)(B) of this Article
         FOURTH, in which case such vacancy may be filled by the vote of the majority of the directors or by the sole remaining director, regardless, in each instance, of any quorum requirements set out in the by-laws. Any director elected by some or all of the directors or by the stockholders to fill a vacancy shall hold office for the remainder of the full term of the director whose vacancy is being filled and until such director's successor shall have been elected and qualified unless removed and replaced pursuant to Section
         (b)(4)(C) of this Article FOURTH and this Section (b)(5). The Board may increase the number of directors and any newly-created directorship so created may be filled by the Board, provided that (unless the Special Voting Rights have been eliminated in accordance with Section (b)(4)(B) of this Article FOURTH) the Board may be so enlarged by the Board only to the extent that 20% (or, if such 20% is not a whole number, then the nearest lower whole number of directors that is closest to 20%) of the authorized number of members of the enlarged Board consists of directors elected by (or appointed on behalf of) the holders of Class A Common Stock and Voting Preferred
         Stock. Any director elected (or appointed) in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created and until such director's successor shall have been elected and qualified unless removed and replaced pursuant to Section
         (b)(4)(C) of this Article FOURTH and this Section (b)(5). No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors established pursuant to Article FIFTH so as to maintain the number of directors in each class as nearly equal as possible.

               (6) Merger or Reorganization. In case of any reorganization or any consolidation of the corporation with one or more other corporations or a merger of the corporation with another corporation, each holder of a share of Class A Common
         Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class B Common
         Stock, and each holder of a share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property
         (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class A Common
         Stock; provided that, in any such transaction, the holders of shares of Class A Common Stock and the holders of shares of Class
         B Common Stock may receive different kinds of shares of stock if the only difference in such shares is the inclusion of voting rights which continue the Special Voting Rights.

               (7) Liquidation. In the event of any liquidation, dissolution or winding up of the corporation, the holders of the Class A
Common Stock and Class B Common Stock shall participate equally per share in any distribution to stockholders, without distinction between classes.

               (c) Preferred Stock. The Preferred Stock may be divided into and issued in series. The Board of Directors is hereby expressly authorized, at any time or from time to time, to divide any or all of the shares of the Preferred Stock into series, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations or restrictions, of the series so established, to the fullest extent now or hereafter permitted by the laws of the State of Delaware, including, but not limited to, the variations between the different series in the following respects:

               (1)  The distinctive serial designation of such series;

               (2) The annual dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

               (3) The redemption price or prices, if any, for shares of such series and the terms and conditions on which such shares may be redeemed;

               (4) The sinking fund provisions, if any, for the redemption or purchase of shares of such series;

               (5) The preferential amount or amounts payable upon shares of such series in the event of the voluntary or involuntary liquidation of the corporation;

               (6)  The voting rights of shares of such series;

               (7) The terms and conditions, if any, upon which shares of such series may be converted and the class or classes or series of shares of the corporation into which such shares may be converted; and

               (8) Such other terms, limitations and relative rights and preferences, if any, of shares of such series as the Board of Directors may, at the time of such resolutions, lawfully fix and determine under the laws of the State of Delaware.

               All shares of the Preferred Stock shall be of equal rank with each other, regardless of series.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the 7% Convertible Exchangeable
Preferred Stock shall be as set forth in Exhibit A attached hereto.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the Step-Up Convertible
Preferred Stock shall be as set forth in Exhibit B attached hereto.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the Gold-Denominated Preferred
Stock shall be as set forth in Exhibit C attached hereto.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the Gold-Denominated Preferred
Stock, Series II shall be as set forth in Exhibit D attached hereto.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the Silver-Denominated
Preferred Stock shall be as set forth in Exhibit E attached hereto.

               (d) General. (1) Except as otherwise required by law and except for such voting powers with respect to the election of directors as are provided for herein for the Existing Preferred Stock or as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, the holders of any such series of Preferred Stock shall have no voting power whatsoever. Subject to such restrictions as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, any amendment to the Certificate of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the Common
Stock of the corporation irrespective of the provisions of Section 242(b)(2) of Delaware General Corporation Law.

               (2) No holder of stock of any series or class of stock of the corporation shall as such holder have under this Certificate of Incorporation any preemptive or preferential right of subscription to any stock of any series or class of stock of the corporation or to any obligations convertible into stock of the corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof.

               (3) Except as otherwise stated in this Certificate of Incorporation, the corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common Stock or of Preferred Stock for such consideration, not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders. The
Board of Directors may provide for payment therefor to be received by the corporation in cash, property or services rendered. Any and all such shares of Common Stock or Preferred Stock the issuance of which has been so authorized, and for which consideration so fixed by the Board of Director has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

         FIFTH: (a) Subject to such rights to elect additional directors under specified circumstances as may be granted to holders of any shares of the Preferred Stock pursuant to the provisions of Article FOURTH, the number of directors of the corporation shall be fixed from time to time by the Board of Directors but shall not be less than five. The directors, other than those who may be elected solely by the holders of any class or series of Preferred Stock, if any, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors, one class ("Class I") to hold office initially for a term expiring at the first annual meeting of stockholders to be held after the date this Certificate of Incorporation is initially filed with the Delaware Secretary of State
(the ``Initial Filing Date''), another class ("Class II") to hold office initially for a term expiring at the second annual meeting of stockholders to be held after the Initial Filing Date, and another class ("Class
III") to hold office initially for a term expiring at the third annual meeting of stockholders to be held after the Initial Filing Date, with the members of each class to hold office until their successors are elected and qualified. Directors elected by a class of stock, or if applicable, classes of stock voting together, shall be divided as evenly as possible, as determined by the Board of Directors, among Class I, Class II and Class III. Notwithstanding the foregoing, each Director initially appointed on behalf of the Class A Common Stock and Existing Preferred
Stock, shall hold office initially for a term expiring at the first annual meeting of stockholders to be held after the Initial Filing Date. Subject to the immediately preceding sentence, at each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

               (b) Notwithstanding any other provision of this certificate of incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of 66 2/3% or more of the outstanding shares of Common Stock shall be required to amend, alter, change or repeal this Article FIFTH.(1)

         SIXTH:(2) (a) Subject to such rights to act by written consent under specified circumstances as may be granted to holders of any shares of the Preferred Stock pursuant to the provisions of Section (c) of Article
FOURTH, no action that is required or permitted to be taken by the stockholders of the corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the corporation.

               (b) Subject to such rights to call special meetings of stockholders under specified circumstances as may be granted to holders of any shares of the Preferred Stock pursuant to the provisions of Section (c) of Article FOURTH, special meetings of the stockholders may be called only by the Chairman of the Board, the Vice Chairman of the Board or the President of the corporation, or at the request in writing or by vote of a majority of the Board of Directors, and not by any other persons. Any request for a special meeting made by the Board of Directors shall state the purpose or purposes of the proposed meeting.

               (c) Notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of 66 2/3% or more of the outstanding shares of Common Stock shall be required to amend, alter, change or repeal this Article SIXTH.

         SEVENTH:   In furtherance and not in limitation of the powers
conferred by law, (a) the Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the corporation in any manner not inconsistent with the laws of the State of Delaware or the certificate of incorporation of the corporation, subject to the power of the stockholders to adopt, amend or repeal the by-laws or to limit or restrict the power of the Board of Directors to adopt, amend or repeal the by-laws, and (b) the corporation may in its by-laws confer powers and authorities upon its Board of Directors in addition to those conferred upon it by statute.

         EIGHTH:(3)  The affirmative vote of the holders of not less than 66
2/3% of the outstanding shares of Common Stock shall be required for the approval or authorization of any Business Combination; provided, however, that

               (a) the Board of Directors of the corporation by affirmative vote which shall include not less than a majority of the entire number of Continuing Directors (1) has approved in advance the acquisition of those outstanding shares of Common Stock which caused the Interested Party to become an Interested Party or (2) has approved the Business Combination;

               (b) the Business Combination is solely between the corporation and one or more other corporations all of the common stock of each of which other corporations is owned directly or indirectly by the corporation or between two or more of such other corporations; or

               (c) the Business Combination is a merger or consolidation and the cash and/or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock in the Business Combination is at least equal to the highest price per share (after giving effect to appropriate adjustments for any recapitalizations and for any stock splits, stock dividends and like distributions) paid by the Interested
         Party in acquiring any shares of Common Stock on the date when last acquired or during a period of two years prior thereto.

               (d)  For purposes of this Article EIGHTH:

               (1) The terms "affiliate" and "associate" shall have the respective meanings assigned to those terms in Rule 12b-2 under the Securities Exchange Act of 1934, as such Rule was in effect at [insert date of amendment].

               (2) A person shall be deemed to be a "beneficial owner" of any Common Stock

                     (A) which such person or any of its affiliates or associates beneficially owns, directly or indirectly; or

                     (B) which such person or any of its affiliates or associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or has the right to vote pursuant to any agreement, arrangement or understanding; or

                     (C) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Common Stock.

               (3) The term "Business Combination" shall mean (A) any merger or consolidation of the corporation or a subsidiary of the corporation with or into an Interested Party, (B) any merger or consolidation of an Interested Party with or into the corporation or a subsidiary, (C) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or any Substantial Part of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, in which an Interested Party is involved, (D) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Party, (E) the issuance or transfer (in one transaction or a series of transactions) by the corporation or a subsidiary of the corporation to an Interested Party of any securities of the corporation or such subsidiary, which securities have a fair market value of $10,000,000 or more, or (F) any recapitalization, reclassification, merger or consolidation involving the corporation or a subsidiary of the corporation that would have the effect of increasing, directly or indirectly, the Interested
         Party's voting power in the corporation or such subsidiary.

               (4) The term "Interested Party" shall mean and include (A) any individual, corporation, partnership, trust or other person or entity which, together with its affiliates and associates, is (or with respect to a Business Combination was within two years prior thereto) a beneficial owner of shares aggregating 20% or more of the outstanding Common Stock or any class thereof, and (B) any affiliate or associate of any such individual, corporation, partnership, trust or other person or entity. For the purposes of determining whether a person is an Interested Party the number of shares deemed to be outstanding shall include shares deemed beneficially owned through application of subclause (B) of the foregoing clause (2) but shall not include any other shares of Common Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

               (5) The term "Substantial Part" shall mean more than 10% of the fair market value of the total assets of the particular corporation.

               (6) The term "Continuing Director" shall mean a director who is not an affiliate of an Interested Party and who was a member of the Board of Directors of the corporation immediately prior to the time that the Interested Party involved in a Business
         Combination became an Interested Party, and any successor to a Continuing Director who is not such an affiliate and who is nominated to succeed a Continuing Director by a majority of the Continuing Directors in office at the time of such nomination.

               (7) For the purposes of Section (c) of this Article EIGHTH, the term "other consideration to be received" shall include without limitation Common Stock retained by its existing public stockholders in the event of a Business Combination in which the corporation is the surviving corporation.

               (e) The provisions of this Article EIGHTH shall be construed liberally to the end that the consideration paid to holders whose Common Stock is acquired by an Interested Party in connection with a Business Combination to which Section (c) of this Article EIGHTH is applicable shall be not less favorable than that paid to holders of such Common Stock prior to such Business Combination. Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Party from any fiduciary duties or obligations imposed by law, nor shall anything herein be deemed to supersede any vote of holders of any series or class of stock other than Common Stock that shall be required by law, by or pursuant to this certificate of incorporation or by the by-laws of the corporation.

               (f) Notwithstanding any other provisions of this certificate of incorporation or the by-laws of the corporation and notwithstanding the fact that a lesser percentage may be specified by law, this certificate of incorporation or the by-laws of the corporation, the affirmative vote of the holders of 66 2/3% or more of the shares of the outstanding Common Stock shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article EIGHTH.

         NINTH:   (a) A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware General
Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

         (b) The corporation shall indemnify any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by applicable law. The determination as to whether such person has met the standard required for indemnification shall be made in accordance with applicable law.

               Expenses incurred by such a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article NINTH.

         (c) The provisions of this Article NINTH shall be deemed to be a contract between the corporation and each person who serves as such director, officer, employee or agent of the corporation in any such capacity at any time while this Article NINTH is in effect. No repeal or modification of the foregoing provisions of this Article NINTH nor, to the fullest extent permitted by law, any modification of law shall adversely affect any right or protection of a director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

               The foregoing indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any applicable law, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         TENTH:   The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
________________
     1 Section (b) of Article FIFTH will only be included in the
Certificate of Incorporation following the Merger if the Corporate
Governance Proposal described in the Consent Solicitation Statement is adopted.

     2 Article SIXTH will only be included in the Certificate of Incorporation following the Merger if the Corporate Governance Proposal described in the Consent Solicitation Statement is adopted. If the Corporate Governance Proposal is not adopted and this Article is consequently omitted, subsequent Articles hereto will be renumbered accordingly.

     3 Article EIGHTH will only be included in the Certificate of Incorporation following the Merger if the Corporate Governance Proposal described in the Consent Solicitation Statement is adopted. If the Corporate Governance Proposal is not adopted and this Article is consequently omitted, subsequent Articles hereto will be renumbered accordingly.



EXHIBIT A -  TERMS OF THE 7% CONVERTIBLE EXCHANGEABLE
                   PREFERRED STOCK

EXHIBIT B - TERMS OF THE STEP-UP CONVERTIBLE PREFERRED STOCK

EXHIBIT C - TERMS OF THE GOLD-DENOMINATED PREFERRED STOCK

EXHIBIT D - TERMS OF THE GOLD-DENOMINATED PREFERRED STOCK,
                  SERIES II

EXHIBIT E - TERMS OF THE SILVER-DENOMINATED PREFERRED STOCK



                                                                     EXHIBIT A







                                     TERMS

                                      OF

                  7% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                          (Par Value $0.10 Per Share)

                                      OF

                     FREEPORT-McMoRan COPPER & GOLD INC.






               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the corporation's 7%
Convertible Exchangeable Preferred Stock are as set forth below:

               1. Designation. (a) 448,800 shares of Preferred Stock of the corporation are hereby constituted as a series of Preferred Stock designated as "7% Convertible Exchangeable Preferred Stock" (hereinafter called "this
Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative. The Board of Directors is authorized to increase or decrease (but not below the number of shares of this Series then outstanding) the number of shares of this Series.

               (b) Shares of this Series which have been redeemed, converted into Class A Common Stock, exchanged into Debentures (as hereinafter defined), as hereinafter provided, or purchased by the corporation shall be canceled, and shall revert to authorized but unissued Preferred Stock undesignated as to series, and may be reissued as a part of this Series or may be reclassified and reissued as part of a new or existing series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

               2. Dividends. (a) The holders of shares of this Series shall be entitled to receive, but only out of funds legally available therefor, cash dividends as hereinafter provided. Such dividends shall be paid when, as and if declared by the Board of Directors on the first day of February, May, August and November in each year (each such date being referred to herein as a "Dividend Payment Date") to holders of record on the record date determined by the Board of Directors in advance of the payment of each particular dividend.
Such dividends shall be cumulative from the date of original issuance of the shares of this Series.

               (b) So long as any shares of this Series shall be outstanding, the corporation shall not, unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of any other class or series of Preferred Stock (including the Gold-Denominated Preferred Stock, the Gold-Denominated Preferred Stock, Series II, the Silver-Denominated
Preferred Stock and the Step-Up Convertible Preferred Stock) and any other class or series of stock of the corporation ranking, as to dividends, on a parity with the shares of this Series (the shares of any other class or series of Preferred Stock and any other class or series of stock of the corporation ranking as to dividends, on a parity with the shares of this Series being herein referred to as "Parity Dividend Stock"), (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, the Class A Common Stock of the corporation, the Class
B Common Stock of the corporation or any other stock of the corporation ranking junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation (the
Class A Common Stock, the Class B Common Stock and any such other stock being herein referred to as "Junior Stock"), other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, or (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock. For purposes of this Section 2, if any depositary shares have been issued with respect to any series of stock, actions with respect to such depositary shares, including acquisition of and payments on or with respect to such depositary shares, shall be regarded as actions with respect to such series of stock.

               (c) If the funds available for the payment of dividends are insufficient to pay in full the dividends payable on all outstanding shares of this Series and shares of Parity Dividend Stock, the total available funds to be paid in partial dividends on the shares of this Series and shares of Parity
Dividend Stock shall be divided among this Series and the Parity Dividend
Stock in proportion to the aggregate amounts of dividends accrued and unpaid with respect to this Series and the Parity Dividend Stock. Accruals of dividends shall not bear interest.

               3.  Dividend Rate.  The Dividend Rate on the shares of this
Series for each Dividend Period shall be $[35.00] per annum.  The term
"Dividend Period", as used herein, means, with respect to any Dividend Payment
Date, the period commencing on the day following the immediately preceding
Dividend Payment Date to and including such Dividend Payment Date.

               4. Redemption. (a) The shares of this Series shall not be redeemable prior to August 1, 1995. On and after that date, the corporation may, at its option, redeem the shares of this Series, in whole or in part, at any time or from time to time, upon notice given as hereinafter specified, at the following redemption prices per share if redeemed during the twelve month period commencing on August 1 of the years indicated:

               Year                      Price
- - - - ----------------------------------    ------------

               1995                    $[524.50]
               1996                     [521.00]
               1997                     [517.50]
               1998                     [514.00]
               1999                     [510.50]
               2000                     [507.00]
               2001                     [503.50]


and at $[500.00] per share thereafter, plus, in each case, an amount equal to all accrued and unpaid dividends on the shares being redeemed to and including the date fixed for such redemption. Notwithstanding any provision of this
Section 4 to the contrary, any accrued and unpaid dividends in respect of shares of this Series to be redeemed shall be payable to the holder of record of such shares, as determined on the relevant record date.

               (b) Notice of redemption shall be mailed by the corporation by first class mail, postage prepaid, not less than 30 nor more than 60 days before the date fixed for redemption, to each transfer agent for the shares of this Series to be redeemed and to each holder of record of such shares addressed to such holder at his address shown on the registry books of the corporation. Such notice of redemption shall set forth the date fixed for redemption, the number of shares of this Series to be redeemed and, if less than all of the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder, the applicable redemption price and the place or places (including a place in the Borough of Manhattan, The City of New York) at which stockholders may obtain payment of such redemption price plus accrued dividends upon the surrender of the certificates representing their shares. Failure to mail such notice, or any defect therein or in the mailing thereof, to any particular holder shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed from any other holder.

               (c) If less than all the outstanding shares of this Series are to be redeemed, the number of shares of this Series to be redeemed and the method of effecting such redemption, whether by lot or pro rata, shall be as determined by the Board of Directors.

               (d) At any time after a notice of redemption has been given in the manner prescribed herein and prior to the date fixed for redemption, the corporation may deposit in trust, with a bank or trust company identified in the notice of redemption having capital, surplus and undistributed profits aggregating at least $50,000,000, an aggregate amount of funds sufficient for such redemption (including dividends accrued on the shares of this Series called for redemption to the date fixed for redemption) for immediate payment in the appropriate amounts upon surrender of certificates for such shares.
Any interest accrued on such funds shall be paid to the corporation from time to time. Such deposit in trust shall be irrevocable, except that any funds deposited by the corporation which shall not be required for the redemption for which they were deposited because of the exercise of rights of conversion subsequent to the date of deposit shall be returned to the corporation forthwith, and any funds deposited by the corporation which are unclaimed at the end of two years from the date fixed for such redemption shall be paid over to the corporation upon its request, and upon such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the appropriate amount.

               (e) From and after the date fixed for redemption (unless the corporation shall default in making payment of the amount payable upon such redemption), whether or not certificates for shares so called for redemption have been surrendered by the holders thereof as described below, dividends on the shares of this Series so called for redemption shall cease to accrue, and from and after the date of the deposit of trust funds for the redemption of shares of this Series in accordance with the provisions of Section 4(d) hereof, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the amount payable upon such redemption and, up to the close of business on the date fixed for such redemption, the right to convert such shares as set forth in Section 7 hereof) shall cease and terminate. Upon surrender in accordance with the notice of redemption of the certificates for any shares of this Series so redeemed (properly endorsed or assigned for transfer if the Board of Directors shall so require and the notice shall so state), the holder thereof shall be entitled to receive payment of the redemption price plus an amount equal to all accrued and unpaid dividends as aforesaid. If less than all of the shares represented by any such surrendered certificate are redeemed, the corporation shall execute and deliver to the holder thereof, or to his written order, a certificate or certificates representing the unredeemed shares.

               (f) In no event shall the corporation redeem less than all the outstanding shares of this Series and shares of any other series of stock of the corporation ranking, as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series ("Parity Stock") pursuant to this
Section 4 unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of such Parity Stock.

               (g) In connection with any redemption of shares of this Series, the corporation may enter into an agreement with one or more investment bankers or other purchasers for the purchase of the shares to be redeemed from the holders thereof and the conversion of such purchased shares into shares of Class A Common Stock as provided in Section 7 hereof. Such agreement shall provide that the amount to be paid by such purchasers to the holders of the shares of this Series to be redeemed shall not be less than the redemption price for such shares together with all accrued and unpaid dividends thereon to and including the date fixed for redemption and may provide further that such amount be deposited in trust, on or before the close of business on the date fixed for redemption, with a bank or trust company designated by the corporation meeting the requirements set forth in Section
4(d) hereof. Notwithstanding anything to the contrary contained in this Section, the obligation of the corporation to pay the redemption price of the shares of this Series to be redeemed, together with accrued and unpaid dividends thereon to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any shares of this Series to be redeemed that have not been duly surrendered for conversion by the holders thereof may, at the option of the corporation, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in this subsection (g) or in Section 7 hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment of the above amount as aforesaid.

               (h) For purposes of this Section 4, "accrued and unpaid dividends" in respect of any share of this Series shall mean an amount computed at the Dividend Rate for this Series from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon. The amount accrued subsequent to the most recent
Dividend Period shall be computed by dividing the quarterly dividend payment by the actual number of days in the uncompleted quarter, and thereafter multiplying this figure by the number of days in such quarter up to and including the date to which dividends are to be accrued.

               5. Voting Rights. (a) Except for the voting rights described below and except as otherwise required by law, the holders of shares of this Series shall not be entitled to vote on any matter or to receive notice of, or to participate in, any meeting of the stockholders of the corporation.

               (b) The shares of this Series shall be entitled to vote with respect to the election of directors in accordance with Sections I(A)(4) and II(B)(2) of Article FOURTH of the certificate of incorporation.

               (c) Whenever dividends payable on shares of this Series shall be in default in an aggregate amount equal to or exceeding six full quarterly dividends on all shares of this Series at the time outstanding, the number of directors then constituting the Board of Directors of the corporation shall be increased by two, and holders of shares of this Series shall, in addition to any other voting rights, have the right, voting separately as a class together with holders of all other series of stock of the corporation ranking on a parity with shares of this Series either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (such other series of stock being herein referred to as "Other Voting Stock"), to elect such two additional directors. In such case, the Board of Directors will be increased by two directors, and the holders of Preferred Stock of such series (either alone or with the holders of Other Voting Stock) will have the exclusive right as members of such class, as described above, to elect two directors at the next annual meeting of stockholders. Whenever such right of the holders of shares of this Series shall have vested, such right may be exercised initially either at a special meeting of such holders as provided in Section 5(d) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings. The right of the holders of shares of this Series to vote together as a class with the holders of shares of any Other Voting Stock shall continue until such time as all dividends accrued on outstanding shares of this Series to the Dividend Payment
Date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the right of the holders of shares of this Series so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default of the character mentioned above.

               (d) At any time when the right of the holders of shares of this Series to elect directors as provided in Section 5(c) hereof shall have vested, and if such right shall not already have been initially exercised, a proper officer of the corporation, upon the written request of holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding, addressed to the Secretary of the corporation, shall call a special meeting of the holders of shares of this Series and of such Other Voting Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such officer). If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States of America, addressed to the Secretary of the corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the corporation, and such meeting may be called by such person so designated upon the same form of notice as is required for annual meetings of stockholders and shall be held at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such person).
Any holder of shares of this Series so designated shall have access to the registry books of the corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subsection 5(d). Notwithstanding anything to the contrary contained in this subsection 5(d), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders of the corporation.

               (e) At any meeting held for the purpose of electing directors at which holders of shares of this Series shall have the right, voting together as a class with holders of shares of any Other Voting Stock to elect directors as provided in Section 5(c) hereof, the presence, in person or by proxy, of the holders of 33 1/3% of the aggregate number of shares of this Series and shares of such Other Voting Stock at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of directors pursuant to such Section 5(c). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of this Series and shares of such Other Voting Stock shall not prevent the election of the directors to be elected otherwise than pursuant to Section 5(c) hereof and
(ii) in the absence of a quorum, either of the shares of this Series and shares of such Other Voting Stock or of any other shares of stock of the corporation, or both, a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

               (f) During any period when the holders of shares of this Series shall have the right to vote together as a class with the holders of shares of any Other Voting Stock for directors as provided in Section 5(c) hereof, (i) the directors so elected by such holders shall continue in office until their successors shall have been elected by such holders or until termination of the rights of such holders to vote as a class for directors and
(ii) any vacancies in the Board of Directors shall be filled only by a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. Immediately upon termination of the right of holders of this Series and any Other Voting Stock to vote as a class for directors, (i) the term of office of the directors so elected shall terminate and (ii) the number of directors shall be such number as may be provided for in the by-laws of the corporation irrespective of any increase pursuant to the provisions of Section 5(c) hereof.

               (g) In addition to any other vote required by law, the corporation shall not change the preferences, rights or limitations with respect to this Series, if such action would materially adversely affect the interests of the holders thereof, without the affirmative vote or consent of the holders of at least two-thirds of the aggregate number of shares of this Series at the time outstanding, voting as a separate class; provided, that nothing herein contained shall require such a class vote in connection with any increase in the total number of authorized shares of Common Stock (or any series thereof) or Preferred Stock (or any series thereof), or the creation, authorization or issuance of any Junior Stock or any series of stock of the corporation ranking, as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, prior to or on a parity with the shares of this Series; provided, further, that no such vote of the holders of shares of this Series shall be required if, at or prior to the time when the actions described in this subsection 5(g) shall become effective, provision is made in accordance with Section 4 hereof for the redemption of all shares of this Series at the time outstanding.

               6. Preference upon Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any stock of the corporation ranking senior to the shares of this Series as to such payments, the holders of shares of this Series shall be entitled to receive, out of the remaining net assets of the corporation, the amount of $[500.00] in cash for each share of this Series, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to or set apart for the holders of any Junior Stock. If, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any stock of the corporation ranking senior to the shares of this Series as to such payments, the remaining net assets of the corporation are not sufficient to pay to the holders of shares of this Series the full amount of their preference set forth above, then the remaining net assets of the corporation shall be divided among and paid to the holders of shares of this Series, holders of shares of any other class or series of Preferred Stock and holders of shares of any stock of the corporation on a parity with this Series as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation ratably per share in proportion to the full per share amounts to which they respectively are entitled. For purposes of this subsection (a) and Section
6(b) hereof, a consolidation or merger of the corporation with one or more other corporations or the sale of all or substantially all of the assets of the corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

               (b) Subject to the rights of the holders of shares of any series or class of stock ranking prior to this Series and of the holders of shares of any stock of the corporation ranking on a parity as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, after payment shall have been made in full to the holders of this Series as provided in Section 6(a) hereof and this subsection
(b), the holders of any Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and shares of this Series shall not be entitled to share therein.

               7. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Section 7, at the option of the holder thereof, each share of this Series may, at any time (unless shares of this Series shall be called for redemption, then, with respect to shares of this Series so called, until and including, but, if the corporation shall not default in making payment of the amount payable on such redemption, not after, the close of business on the date fixed for redemption), be converted into a number of fully paid and nonassessable shares of Class A Common Stock equal to the quotient obtained by dividing $[500.00] by the Conversion Price (as hereinafter defined) in effect at the Date of Conversion (as hereinafter defined).

               (b) In order to exercise the conversion privilege, any holder of shares of this Series to be converted shall surrender such shares to the corporation at any time during usual business hours at the place or places
(including a place in the Borough of Manhattan, The City of New York) maintained for such purpose, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the certificate representing shares of this Series, that the holder elects to convert such shares. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Class A Common Stock shall be issued. Shares of this Series surrendered for conversion shall (if so required by the corporation) be properly endorsed or assigned for transfer by the holder or his attorney duly authorized in writing. The holders of shares of this Series at the close of business on any record date for the payment of dividends on such shares will be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof or the corporation's default in the payment of the dividend due on such Dividend Payment Date. Shares of this Series surrendered for conversion during the period from the close of business on any record date for the payment of dividends on such shares to the opening of business on the corresponding Dividend Payment Date (except shares called for redemption on a redemption date during the period from such record date to and including the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of this Series on a record date for the payment of dividends on such shares who converts such shares on a Dividend Payment Date will receive the dividend payable on such shares by the corporation on such date, and the converting holder need not include a payment in the amount of any such dividend upon surrender of such shares for conversion. As promptly as practicable after the receipt of such notice and the surrender of such shares of this Series as aforesaid, the corporation shall, subject to the provisions of Section 10 hereof, issue and deliver at such place or places referred to in this subsection (b) to such holder, or on his written order, a certificate or certificates for the number of full shares of Class A Common Stock issuable on such conversion of shares of this Series in accordance with the provisions of this Section 7, and cash, as provided in Section 7(c) hereof, in respect of any fraction of a share of Class A Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called, the "Date of Conversion") on which such notice shall have been received by the corporation and such shares of this Series shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares of Class A Common Stock represented thereby; provided, that any such surrender on any date when the registry books of the corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such registry books are open, but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such shares of this Series shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of the shares of this Series represented by a certificate surrendered for conversion, the corporation shall execute, and deliver to the holder thereof, or on his written order, a certificate or certificates representing the shares of this Series which the holder has not elected to convert into shares of Class A Common Stock. No payment or adjustment shall be made for dividends accrued on the shares of this Series converted as provided in this Section 7 or for dividends or distributions accrued on any Class A Common Stock.

               (c)  No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of shares of this Series.  If more than one share of this Series shall be surrendered for conversion at one time by the same holder, the number of full shares of Class A Common Stock which shall be issuable upon conversion of such shares shall be computed on the basis of
the aggregate number of shares of this Series surrendered for conversion.   If
any fraction of a share of Class A Common Stock would, except for the provisions of this subsection (c), be issuable on the conversion of any shares of this Series, the corporation shall make payment in lieu thereof in an amount of United States dollars equal to the value of such fraction computed on the basis of the closing price of the Class A Common Stock as reported on the Composite Tape for New York Stock Exchange - Listed Stocks (or if the Class
A Common Stock is not listed or admitted to trading on such exchange on the
Date of Conversion, then on the principal national or regional securities exchange on which the Class A Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national or regional securities exchange, then as reported by the National Association of
Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) on the last Trading Day (as hereinafter defined) prior to the Date of Conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if the
Class A Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the highest bid and lowest asked prices as reported by the National Association of Securities
Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) (any such last sale price being herein referred to as the "Last Sale Price").  If on such Trading Day the Class A Common Stock is not quoted by any such organization, the fair value of such Class A Common
Stock on such day, as determined by the Board of Directors, shall be used.
For the purpose of this subsection (c), the term "Trading Day" shall mean each
Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

               (d) The Conversion Price per share of Class A Common Stock issuable upon conversion of shares of this Series (herein called the "Conversion Price") shall initially be $[o] as of _______________, 1994. The
Conversion Price shall be subject to adjustment from time to time as follows:

                     (i) In case the corporation shall (1) pay a dividend or make a distribution in shares of Class A Common Stock, (2) subdivide its outstanding shares of Class A Common Stock into a greater number of shares or (3) combine its outstanding shares of Class A Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock which he would have owned or have been entitled to receive immediately following such action had such shares been converted immediately prior thereto. An adjustment made pursuant to this subsection (d)(i) shall become effective immediately, except as provided in subsection (d)(v) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                     (ii) In case the corporation shall issue rights, warrants or options to all holders of Class A Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Class A Common Stock at a price per share less than the Recent
               Market Price per share (as determined pursuant to subsection
               (d)(iv) below) of the Class A Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                           (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

                           (2) the numerator shall be (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Recent Market Price (determined by multiplying such total number of shares by the exercise price of such rights, warrants or options and dividing the product so obtained by such Recent Market Price), and of which

                           (3) the denominator shall be (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of additional shares of Class A Common Stock which are so offered for subscription or purchase.

               Such adjustment shall become effective immediately, except as provided in subsection (d)(v) below, after the record date for the determination of holders entitled to receive such rights, warrants or options.

                     (iii) In case the corporation shall distribute to substantially all holders of Class A Common Stock evidences of indebtedness, equity securities (including equity interests in the corporation's Subsidiaries (as hereinafter defined)) other than Class A Common Stock, or other assets (other than cash dividends paid out of earned surplus of the corporation or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year), or shall distribute to substantially all holders of Class A Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (d)(ii) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying:

                           (1) the Conversion Price in effect immediately prior to the date of such distribution by a fraction, of which

                           (2) the numerator shall be the Recent Market Price per share (as determined as provided in subsection
                     (d)(iv) below) of the Class A Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, and described in a resolution of the Board of Directors filed with the transfer agent for the shares of this Series) of the portion of the assets, evidences of indebtedness and equity securities so distributed or of such subscription rights or warrants applicable to one share of Class A Common Stock, and of which

                           (3)  the denominator shall be such Recent Market
                     Price per share of the Class A Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (d)(v) below, after the record date for the determination of stockholders entitled to receive such distribution. As used herein, the term
                     "Subsidiary" means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by the corporation or (ii) any partnership of which more than 50% of the partnership interests are owned by the corporation or any Subsidiary.

                     (iv)  For purposes of any computation under subsections
               (d)(ii) and (d)(iii) above, the Recent Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Class A Common
               Stock for the five consecutive Trading Days commencing not more than 20 Trading Days before and ending not later than the earliest of the date in question and the date before the "ex" date with respect to the issuance or distribution requiring such computation. If on any such Trading Day the Class A
               Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in Section 7(c) hereof, the fair value of the Class A Common Stock on such day, as determined by the Board of Directors, shall be used. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Class A Common Stock trades regular way on the principal national securities exchange on which the Class A
               Common Stock is listed or admitted to trading (or, if not so listed or admitted, on NASDAQ or a similar organization if NASDAQ is no longer reporting trading information) without the right to receive such issuance or distribution.

                     (v) In any case in which this subsection (d) shall require that an adjustment be made immediately following a record date, the corporation may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the corporation shall, with respect to any shares of this Series converted after such record date and before such adjustment shall have become effective (1) defer paying any cash payment pursuant to Section 7(c) hereof or issuing to the holder of shares of this Series the number of shares of Class A Common Stock issuable upon conversion in excess of the number of shares of Class A Common Stock issuable thereupon only on the basis of the Conversion Price prior to adjustment and (2) not later than five business days after such adjustment shall have become effective, pay to such holder the appropriate cash payment pursuant to Section 7(c) hereof and issue to such holder the additional shares of Class A Common
               Stock and other capital stock of the corporation issuable on such conversion.

                     (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, that any adjustments which by reason of this subsection (d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                     (vii) Whenever the Conversion Price is adjusted as herein provided, the corporation shall promptly (1) file with the transfer agent for the shares of this Series a certificate of an officer of the corporation (an "Officer's Certificate") setting forth the Conversion Price after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the calculations on which the adjustment is based, which certificate shall be conclusive evidence of the correctness of such adjustment and (2) mail or cause to be mailed a notice of such adjustment to each holder of shares of this Series at his address as the same appears on the registry books of the corporation.

Notwithstanding anything in this Section 7 to the contrary, the corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 7, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, distribution of securities convertible into or exchangeable for stock, or distribution of assets (other than cash dividends) hereafter made by the corporation to its stockholders shall not be taxable.

               (e)  In case of any reclassification or change of outstanding shares of Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the corporation with, or merger of the corporation into, any other Person, or any merger of another Person into the corporation (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or any sale or transfer of all or substantially all of the assets of the corporation, the corporation, or the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall make effective provision in the articles or certificate of incorporation, providing that the holder of each share of this Series then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer, by a holder of the number of shares of Class A Common Stock into which such shares of this Series might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock of the corporation (i) is not a Person with which the corporation consolidated or into which the corporation merged or which merged into the corporation or to which such sale or transfer was made, as the case may be ("constituent
Person"), or an Affiliate (as hereinafter defined) of a constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock of the corporation held immediately prior to such reclassification, change, consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised
("non-electing share"), then for the purpose of this subsection (e) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per
share by a plurality of the non-electing shares).   Such articles or
certificate of incorporation shall provide for adjustments which, for events subsequent to the effective date of such articles or certificate of incorporation, shall be as nearly equivalent as may be practicable to the adjustments provided for herein.  The above provisions of this subsection (e)
shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or transfers.

               For the purpose of this subsection (e), the term "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof, and the term "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of the definition of "Affiliate", the term "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               (f) The corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares of Class
A Common Stock to provide for the conversion of the shares of this Series from time to time outstanding as such shares of this Series are presented for conversion.

               (g)  The corporation covenants that all shares of Class A Common
Stock which may be issued upon conversion of shares of this Series will upon issue be duly and validly issued, fully paid and nonassessable by the corporation and except as provided in Section 10 hereof free from all taxes, liens and charges with respect to the issue thereof.

               8.  Exchange.  (a)  The shares of this Series are exchangeable in whole, but not in part, at the option only of the corporation on any
Dividend Payment Date for the corporation's 7% Convertible Subordinated
Debentures Due 2007 issued under the Subordinated Indenture dated as of July
21, 1992, as amended (the "Indenture"), between the corporation and Chemical
Bank, as trustee, (the "Debentures"); provided that on or prior to the date of exchange the corporation shall have paid to or declared and set aside for payment to the holders of outstanding shares of this Series all accrued and unpaid dividends on shares of this Series through the Exchange Date (as hereinafter defined).  The holders of shares of this Series will be entitled to receive $[500.00] principal amount of Debentures in exchange for each share of this Series held by them at the time of exchange.  The corporation will mail to each holder of record of the shares of this Series written notice of its intention to exchange not less than 30 nor more than 60 days prior to the date fixed for the exchange (the "Exchange Date").  Each such notice shall state:
(i) the Exchange Date, (ii) the place or places where certificates for shares of this Series are to be surrendered for exchange into Debentures and (iii)
that dividends on the shares of this Series to be exchanged will cease to accrue on the Exchange Date.  Prior to giving notice of intention to exchange, the corporation shall execute and deliver with a bank or trust company selected by the corporation an Indenture in substantially the form filed as an exhibit to the Registration Statement on Form S-3 (Registration No. 33-45787)
filed with the Securities and Exchange Commission (the "Commission") on
February 18, 1992, as amended as declared effective by the Commission on June
26, 1992 referred to above with such changes as may be required by law or
usage.   The corporation will cause the Debentures to be authenticated on the
Dividend Payment Date on which the exchange is effective, and will pay interest on the Debentures at the rate and on the dates specified in such
Indenture from the Exchange Date.

               (b) The corporation will not give notice of its intention to exchange under Section 8(a) hereof unless it shall file at the place or places
(including a place in the Borough of Manhattan, The City of New York) maintained for such purpose an opinion of counsel (who may be an employee of the corporation) to the effect that (i) the Indenture has been duly authorized, executed and delivered by the corporation, has been duly qualified under the Trust Indenture Act of 1939 (or that such qualification is not necessary) and constitutes a valid and binding instrument enforceable against the corporation in accordance with its terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject to such other qualifications as are then customarily contained in opinions of counsel experienced in such matters), (ii) the Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for the shares of this Series, will constitute valid and binding obligations of the corporation entitled to the benefits of the Indenture (subject as aforesaid), (iii) neither the execution nor delivery of the Indenture or the Debentures nor compliance with the terms, conditions or provisions of such instruments will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or agreement or instrument, known to such counsel to which the corporation or any of its Subsidiaries is a party or by which it or any of them is bound, or any decree, judgment, order, rule or regulation, known to such counsel, of any court or governmental agency or body having jurisdiction over the corporation and such Subsidiaries or any of their properties, and (iv) the Debentures have been duly registered for such exchange with the Securities and Exchange
Commission under a registration statement that has become effective under the Securities Act of 1933 (the "Act") or that the exchange of the Debentures for the shares of this Series is exempt from registration under the Act.

               (c) If notice has been mailed as aforesaid, from and after the Exchange Date (unless the corporation shall default in issuing Debentures in exchange for shares of this Series or in making or providing for the payment of accrued and unpaid dividends on the outstanding shares of this Series to the Exchange Date) dividends on the shares of this Series shall cease to accrue, and such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation shall cease and terminate. Upon surrender in accordance with said notice of the certificates for shares of this Series so exchanged (properly endorsed or assigned for transfer if the Board of Directors shall so require and the notice shall so state), such shares shall be exchanged by the corporation into Debentures as aforesaid.

               9.  Notice of Certain Events.  In case:

               (a) the corporation shall declare a dividend (or any other distribution) payable to the holders of Class A Common Stock (otherwise than cash dividends paid out of the earned surplus of the corporation or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year, and dividends payable in Class A Common Stock); or

               (b) the corporation shall authorize the granting to the holders of Class A Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

               (c) the corporation shall authorize any reclassification or change of the Class A Common Stock (other than a subdivision or combination of its outstanding shares of Class A Common Stock or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger or share exchange to which the corporation is a party and for which approval of any stockholders of the corporation is required, or the sale or conveyance of all or substantially all the property or business of the corporation; or

               (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the corporation; then, the corporation shall cause to be filed at the place or places maintained for the purpose of conversion of shares of this Series as provided in Section 7(b) hereof, and shall cause to be mailed to each holder of shares of this Series, at his address as it shall appear on the registry books of the corporation, as promptly as possible but in any event at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (i) a record is expected to be taken for the purpose of such dividend, distribution, rights or warrants, or if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) such reclassification, change, consolidation, merger, share exchange, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, share exchange, sale, transfer, conveyance, dissolution, liquidation or winding-up.

               10. Taxes. The corporation will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of (a) certificates for shares of this Series on redemption of less than all of the shares represented by any certificate for such shares surrendered for redemption or (b) certificates for shares of Class A Common
Stock on conversion of shares of this Series pursuant to Section 7 hereof;
provided, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of certificates for shares of this Series or Class A Common Stock, as the case may be, in a name other than that of the holder of shares of this Series to be redeemed or converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid. The corporation extends no protection with respect to any other taxes imposed in connection with such redemption or conversion of shares of this Series.

               11. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights and powers other than as set forth herein and other than any which may be provided by law.

               12. Miscellaneous. Capitalized terms which are defined in this Exhibit are defined only for the purposes of this Exhibit, and not for the purposes of other Exhibits to the certificate of incorporation. Unless otherwise indicated, section references contained in this Exhibit refer to the corresponding sections of this Exhibit.


                                                                     EXHIBIT B







                                   TERMS

                                    OF

                    STEP-UP CONVERTIBLE PREFERRED STOCK
                        (Par Value $0.10 Per Share)

                                    OF

                    FREEPORT-McMoRan COPPER & GOLD INC.






            The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the corporation's Step-Up
Convertible Preferred Stock are as set forth below:

            1. Designation. (a) 700,000 shares of Preferred Stock of the corporation are hereby constituted as a series of Preferred Stock designated as "Step-Up Convertible Preferred Stock" (hereinafter called "this Series").
Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative. The Board of Directors is authorized to increase or decrease (but not below the number of shares of this Series then outstanding) the number of shares of this Series.

            (b)  Shares of this Series which have been converted into Class A
Common Stock of the corporation, redeemed for cash, Class A Common Stock or a combination thereof, as hereinafter provided, or purchased by the corporation shall be canceled, and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series, and may be reissued as a part of this Series or may be reclassified and reissued as part of a new or existing series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

            2. Dividends. (a) The holders of shares of this Series shall be entitled to receive, but only out of funds legally available therefor, cash dividends as hereinafter provided. Such dividends shall be paid when, as and if declared by the Board of Directors on the first day of February, May, August and November in each year (each such date being referred to herein as a "Dividend Payment Date") to holders of record on the record date determined by the Board of Directors in advance of the payment of each particular dividend.
Such dividends shall be cumulative from the date of original issuance of the shares of this Series.

            (b) So long as any shares of this Series shall be outstanding, the corporation shall not, unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of any other class or series of Preferred Stock (including the Gold-Denominated Preferred Stock, the Gold-Denominated Preferred Stock, Series II, the Silver-Denominated
Preferred Stock and the 7% Convertible Exchangeable Preferred Stock) and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series (the shares of any other class or series of Preferred Stock and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series being herein referred to as "Parity Dividend Stock"), (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, the Class A Common Stock of the corporation, Class B
Common Stock of the corporation or any other stock of the corporation ranking junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation (the
Class A Common Stock, the Class B Common Stock and any such other stock being herein referred to as "Junior Stock"), other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, or (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock. For purposes of this Section 2, if any depositary shares have been issued with respect to any series of stock, actions with respect to such depositary shares, including acquisition of and payments on or with respect to such depositary shares, shall be regarded as actions with respect to such series of stock.

            (c) If the funds available for the payment of dividends are insufficient to pay in full the dividends payable on all outstanding shares of this Series and shares of Parity Dividend Stock, the total available funds to be paid in partial dividends on the shares of this Series and shares of Parity
Dividend Stock shall be divided among this Series and the Parity Dividend
Stock in proportion to the aggregate amounts of dividends accrued and unpaid with respect to this Series and the Parity Dividend Stock. Accruals of dividends shall not bear interest.

            3. Dividend Rate. The Dividend Rate on the shares of this Series for the period from the date of original issue thereof to and including August
1, 1996, shall be $25.00 per annum per share and for each Dividend Period thereafter shall be $35.00 per annum per share. The term "Dividend Period", as used herein, means, with respect to any Dividend Payment Date, the period commencing on the day following the immediately preceding Dividend Payment
Date to and including such Dividend Payment Date.

            4. Redemption. (a) The shares of this Series shall not be redeemable prior to August 1, 1996. On and after that date, the corporation may, at its option, redeem the shares of this Series, in whole or in part, at any time or from time to time, as set forth herein, subject to the provisions described below.

            (b)(i)  The shares of this Series may be redeemed for Class A
Common Stock, at the option of the corporation, at any time on or after August
1, 1996 and prior to August 1, 1999 only if, for 20 Trading Days within any period of 30 consecutive Trading Days, including the last Trading Day of such period, the Current Market Price of the Class A Common Stock on each of such 20 Trading Days exceeds 125% of the Conversion Price in effect on such Trading
Day. In order to exercise this redemption option, the corporation must issue a press release announcing the redemption (the "Press Release") prior to the opening of business on the third Trading Day after the condition in the preceding sentence has been met but in no event prior to August 1, 1996. The
Press Release shall announce the redemption and set forth the number of shares of this Series which the corporation intends to redeem. The corporation may redeem shares of this Series pursuant to this Section subsection(b) only if the Class A Common Stock is listed or admitted to trading on a national or regional securities exchange in the United States or reported by the National
Association of Securities Dealers Automated Quotation System ("NASDAQ").

            (ii) Upon redemption of shares of this Series by the corporation in accordance with Section 4(b)(i) hereof on the date specified in the notice to holders required under Section 4(b)(iii) hereof (the "Redemption Date"), each share of this Series so redeemed shall be redeemed for a number of shares of Class A Common Stock equal to $500.00 divided by the Conversion Price as of the opening of business on the Redemption Date. The Redemption Date shall be selected by the corporation, shall be specified in the notice of redemption and shall be not less than 15 days or more than 60 days after the date on which the corporation issues the Press Release.

            Upon any redemption of this Series for Common Stock pursuant to this subsection (b), the corporation shall pay any accrued and unpaid dividends for any Dividend Period ending on or prior to the Redemption Date.
If a Redemption Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of shares of this Series at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend
Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. In the case of any Redemption Date occurring prior to the record date for the November 1, 1996 Dividend Payment Date, the holders of the shares of this Series to be redeemed on such Redemption Date shall be entitled to any accrued and unpaid dividends through August 1, 1996 but not thereafter. Except as provided above, the corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of this Series called for redemption under this subsection (b) for Class A Common
Stock or on the shares of Class A Common Stock issued upon such redemption.

            (iii) If the corporation elects to redeem shares of this Series pursuant to Section 4(b)(i) hereof, notice of such redemption shall be given not more than four Business Days after the date on which the corporation issues the Press Release, to each holder of record of the shares to be redeemed. Such notice shall be provided by first class mail, postage prepaid, at such holder's address as the same appears on the stock records of the corporation, and shall state, as appropriate: (1) the Redemption Date; (2) the number of shares of this Series (expressed in one-twentieths of a share of this Series) to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares (expressed in one-twentieths of a share of this Series) to be redeemed from such holder; (3) the number of shares of Class A Common Stock to be issued with respect to each one-twentieth of a share of this Series; (4) the place or places at which certificates for such shares are to be surrendered for certificates representing shares of Class A Common Stock; and (5) the date on which dividends on the shares to be redeemed shall cease to accrue as provided herein. Failure to mail such notice, or any defect therein or in the mailing thereof, to any particular holder shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed from any other holder.

            At the close of business on the Redemption Date, each holder of shares of this Series to be redeemed (unless the corporation defaults in the delivery of the shares of Class A Common Stock or cash payable on such Redemption Date) shall be deemed to be the record holder of the number of shares of Class A Common Stock into which such shares of this Series are to be redeemed, regardless of whether such holder has surrendered the certificates representing such holder's shares of this Series that have been redeemed. As promptly as practicable after the surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the corporation shall so require and the notice shall so state), such shares shall be exchanged for certificates of shares of Class A Common Stock and any cash (without interest thereon) for which such shares have been redeemed.

            (c)(i) At any time on or after August 1, 1999, the shares of this Series may be redeemed, in whole or in part, at the option of the corporation at a redemption price of $500.00 per share, plus an amount equal to all accrued and unpaid dividends to and including the date fixed for redemption.
The corporation may, except as provided below, pay the redemption price in cash, Class A Common Stock or any combination thereof; provided that the corporation may elect to pay the redemption price in whole or in part in Class
A Common Stock only if the Class A Common Stock is listed or admitted to trading on a national or regional securities exchange in the United States or reported by NASDAQ; and provided, further that any accrued and unpaid dividends must be paid in cash.

            (ii) At least 15 days but no more than 60 days prior to the date fixed for the redemption of the shares of this Series in accordance with
Section 4(c)(i) hereof (the "Call Date"), a written notice will be mailed to each holder of record (and each beneficial owner to the extent required by law) of shares of this Series to be redeemed, notifying such holder of the corporation's election to redeem such shares, stating the Call Date, stating the corporation's election with respect to whether the payment of the redemption price is to be made in cash, Class A Common Stock or a combination thereof, and calling upon such holder to surrender to the corporation on the Call Date at the place designated in such notice the certificate or certificates representing the shares called for redemption. On or after the Call Date, each holder of shares of this Series to be redeemed must present and surrender his certificate or certificates for such shares to the corporation at the place designated in such notice and thereupon the redemption price of such shares, in the manner elected by the corporation, will be paid and/or delivered to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate will be canceled. Except as provided in Section
4(c)(iv) hereof, the corporation may not change the form of consideration (or components or percentages of components thereof) to be paid by the corporation in respect of such redemption once the corporation has given, or caused to be given, the applicable redemption notice. At the close of business on the Redemption Date, each holder of shares of this Series to be redeemed (unless the corporation defaults in the delivery of the shares of Class A Common Stock or cash payable on such Redemption Date) shall be deemed to be the record holder of the number of shares of Class A Common Stock into which such shares of this Series are to be redeemed, regardless of whether such holder has surrendered the certificates representing such holder's shares of this Series that have been redeemed, dividends on the shares of this Series so redeemed shall cease to accrue, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as holders of shares of this Series shall cease and terminate.

            (iii) If the corporation elects to pay the redemption price by the delivery of Class A Common Stock, in whole or in part, the number of shares to be delivered in respect of the specified percentage of the redemption price to be paid in Class A Common Stock shall be equal to the dollar amount of such specified percentage of the redemption price divided by the Market Price of a share of Class A Common Stock.

            (iv)  If the Market Price of the Class A Common Stock is less than
90 per cent of the Weighted Average Price of the Class A Common Stock over the five Trading Days immediately prior to the date of the notice of redemption provided for in Section 4(c)(ii) hereof, the corporation, at its option, may elect to pay the entire redemption price on such Call Date in cash, rather than in whole or in part with the shares of Class A Common Stock specified in the notice of redemption; provided that, if the corporation so elects to pay the entire redemption price in cash, the payment thereof shall be deferred until as of the tenth Business Day following publication of the notice of such election (the "Adjourned Call Date"), and in such event the corporation shall pay, in addition to the redemption price, all accrued and unpaid dividends on the shares of this Series to be redeemed through the Adjourned Call Date.
Upon determination of the actual number of shares of Class A Common Stock issuable in accordance with the foregoing provisions, the corporation will publish such determination (and, if it is entitled to and so elects, notification of any exercise of the election provided for in the preceding sentence, of the Adjourned Call Date) promptly in The Wall Street Journal or another daily newspaper of national circulation.

            (d) No fractional shares or scrip representing fractions of shares of Class A Common Stock shall be issued upon redemption of this Series.
Instead of any fractional interest in a share of Class A Common Stock that would otherwise be deliverable upon the redemption of a share of this Series, the corporation shall pay to the holder of such share an amount in cash
(computed to the nearest cent) based upon the Market Price of Class A Common
Stock. If more than one share shall be surrendered for redemption at one time by the same holder, the number of full shares of Class A Common Stock issuable upon redemption thereof shall be computed on the basis of the aggregate number of shares of this Series so surrendered.

            (e)  The corporation covenants that any shares of Class A Common
Stock issued upon redemption of this Series shall be duly and validly issued, fully paid and non-assessable, shall be issued from its authorized but unissued shares and, except as provided in Section 9 hereof, will be free from all taxes, liens and charges with respect to the issue thereof. The corporation shall endeavor to list the shares of Class A Common Stock required to be delivered upon redemption of this Series, prior to such redemption, upon each national securities exchange, if any, upon which the outstanding Class A
Common Stock is listed at the time of such delivery. The corporation shall endeavor to take any action necessary to ensure that any shares of Class A
Common Stock issued upon the redemption of this Series are freely transferable and not subject to any resale restrictions under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities or blue sky laws.

            (f) If less than all the outstanding shares of this Series are to be redeemed, the number of shares of this Series to be redeemed and the method of effecting such redemption, whether by lot or pro rata, shall be as determined by the Board of Directors.

            (g) At any time after a notice of redemption has been given in the manner prescribed herein with respect to a redemption in which the corporation has elected to pay the redemption price in whole in cash, and prior to the date fixed for redemption, the corporation may deposit in trust, with a bank or trust company identified in the notice of redemption having capital, surplus and undistributed profits aggregating at least $50,000,000, an aggregate amount of funds sufficient for such redemption (including dividends accrued on the shares of this Series called for redemption to the date fixed for redemption) for immediate payment in the appropriate amounts upon surrender of certificates for such shares. Any interest accrued on such funds shall be paid to the corporation from time to time. Such deposit in trust shall be irrevocable, except that any funds deposited by the corporation which shall not be required for the redemption for which they were deposited because of the exercise of rights of conversion subsequent to the date of deposit shall be returned to the corporation forthwith, and any funds deposited by the corporation which are unclaimed at the end of two years from the date fixed for such redemption shall be paid over to the corporation upon its request, and upon such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the appropriate amount.

            (h) From and after the date fixed for redemption (unless the corporation shall default in making payment of the amount payable upon such redemption), whether or not certificates for shares so called for redemption have been surrendered by the holders thereof as described below, dividends on the shares of this Series so called for redemption shall cease to accrue, and from and after the date of the deposit of trust funds for the redemption of shares of this Series in accordance with the provisions of Section 4(g) hereof, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the amount payable upon such redemption and, up to the close of business on the date fixed for such redemption, the right to convert such shares as set forth in Section 7 hereof) shall cease and terminate. Upon surrender in accordance with the notice of redemption of the certificates for any shares of this Series so redeemed (properly endorsed or assigned for transfer if the corporation shall so require and the notice shall so state), the holder thereof shall be entitled to receive payment of the redemption price plus an amount equal to all accrued and unpaid dividends as aforesaid. If less than all of the shares represented by any such surrendered certificate are redeemed, the corporation shall execute and deliver to the holder thereof, or to his written order, a certificate or certificates representing the unredeemed shares.

            (i) In no event shall the corporation redeem less than all the outstanding shares of this Series and shares of any other series of stock of the corporation ranking, as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series ("Parity Stock") pursuant to this
Section 4 unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of such Parity Stock.

            (j) In connection with any redemption of shares of this Series solely for cash, the corporation may enter into an agreement with one or more investment bankers or other purchasers for the purchase of the shares to be redeemed from the holders thereof and the conversion of such purchased shares into shares of Class A Common Stock as provided in Section 7 hereof. Such agreement shall provide that the amount to be paid by such purchasers to the holders of the shares of this Series to be redeemed shall not be less than the redemption price for such shares together with all accrued and unpaid dividends thereon to and including the date fixed for redemption and may provide further that such amount be deposited in trust, on or before the close of business on the date fixed for redemption, with a bank or trust company designated by the corporation meeting the requirements set forth in Section
4(g) hereof.  Notwithstanding anything to the contrary contained in this
Section 4, the obligation of the corporation to pay the redemption price of the shares of this Series to be redeemed, together with accrued and unpaid dividends thereon to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any shares of this Series to be redeemed that have not been duly surrendered for conversion by the holders thereof may, at the option of the corporation, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in this subsection (j) or in Section 7 hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment of the above amount as aforesaid.

            (k) Definitions. For purposes of this Section 4, the following terms shall have the meanings indicated:

                  (i) "accrued and unpaid dividends" in respect of any share of this Series shall mean an amount computed at the Dividend Rate for this Series from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon. The amount accrued subsequent to the most recent Dividend Period shall be computed by dividing the quarterly dividend payment by the actual number of days in the uncompleted quarter, and thereafter multiplying this figure by the number of days in such quarter up to and including the date to which dividends are to be accrued.

                  (ii) "Business Day" shall mean any day other than a Saturday or Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

                  (iii) "Conversion Price" shall have the meaning set forth in, and shall be subject to adjustment from time to time as provided in, Section 7(d) hereof.

                  (iv)  "Current Market Price" in respect of the Class A
            Common Stock means the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported in the composite transactions for the New York Stock Exchange or, if such security is not listed or admitted for trading on the New York Stock Exchange, on the principal national or regional securities exchange in the United
            States on which the Class A Common Stock is listed or admitted to trading, or if the Class A Common Stock is not listed or admitted to trading on a national or regional securities exchange in the United States, on the National Market System of NASDAQ or, if the Class A Common Stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ, or if bid and asked prices for such security on such day shall not have been reported through NASDAQ or by the National Quotation Bureau Incorporated, the average of the bid and asked prices on such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the corporation.

                  (v) "Market Price" means the Weighted Average Price of a share of Class A Common Stock over the five Trading Day period ending on the third Business Day prior to the applicable
            Redemption Date or Call Date (or, if such third Business Day is not a Trading Day, on the last Trading Day prior to such Business
            Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days and ending on such Redemption Date or Call Date, of any event described in Section 7(d) hereof.

                  (vi) "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange, or if such securities are not listed or admitted for trading on the New York Stock Exchange, on the principal national or regional securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national or regional securities exchange, on the National Market System of NASDAQ, or if such securities are not quoted on such National
            Market System, in the applicable securities market in which the securities are traded.

                  (vii)  "Weighted Average Price" of a share of Class A Common
            Stock on any Trading Day or over any period of Trading Days means the weighted average per share sale price for all sales of shares of Class A Common Stock on such Trading Day or during such period, as the case may be (or, if the information necessary to calculate such weighted average per share sale price is not reported, the average of the high and low sale prices or, if no sales prices are reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) as reported in the composite transactions for the New York
            Stock Exchange, or if the Class A Common Stock is not listed or admitted to trading on such Exchange, as reported in the composite transactions for the principal national or regional securities exchange in the United States on which the Class A Common Stock is listed or admitted to trading, or if the Class A Common Stock is not listed or admitted to trading on a United States national or regional securities exchange, as reported by NASDAQ or by the National Quotation Bureau Incorporated; provided that, in the absence of such quotations, the corporation shall be entitled to determine the Weighted Average Price on the basis of such quotations as it considers appropriate.

            5. Voting Rights. (a) Except for the voting rights described below and except as otherwise required by law, the holders of shares of this Series shall not be entitled to vote on any matter or to receive notice of, or to participate in, any meeting of the stockholders of the corporation. Each share of Preferred Stock of this Series will be entitled to one vote on matters which holders of such series are entitled to vote.

            (b) The shares of this Series shall be entitled to vote with respect to the election of directors in accordance with Sections I(A)(4) and II(B)(2) of the Article FOURTH of the certificate of incorporation.

            (c) Whenever dividends payable on shares of this Series shall be in default in an aggregate amount equal to or exceeding six full quarterly dividends on all shares of this Series at the time outstanding, the number of directors then constituting the Board of Directors of the corporation shall be increased by two, and holders of shares of this Series shall, in addition to any other voting rights, have the right, voting separately as a class together with holders of all other series of stock of the Company ranking on a parity with shares of this Series either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (such other series of stock being herein referred to as "Other Voting Stock"), to elect such two additional directors. In such case, the Board of Directors will be increased by two directors, and the holders of shares of this Series (either alone or with the holders of Other Voting Stock) will have the exclusive right as members of such class, as described above, to elect two directors at the next annual meeting of stockholders. Whenever such right of the holders of shares of this Series shall have vested, such right may be exercised initially either at a special meeting of such holders as provided in Section 5(d) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings. The right of the holders of shares of this Series to vote together as a class with the holders of shares of any Other Voting Stock shall continue until such time as all dividends accrued on outstanding shares of this Series to the Dividend Payment Date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the right of the holders of shares of this Series so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default of the character mentioned above.

            (d) At any time when the right of the holders of shares of this Series to elect directors as provided in Section 5(c) hereof shall have vested, and if such right shall not already have been initially exercised, a proper officer of the corporation, upon the written request of the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding, addressed to the Secretary of the corporation, shall call a special meeting of the holders of shares of this Series and of such Other Voting Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such officer). If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States of America, addressed to the Secretary of the corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the corporation, and such meeting may be called by such person so designated upon the same form of notice as is required for annual meetings of stockholders and shall be held at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such person).
Any holder of shares of this Series so designated shall have access to the registry books of the corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subsection (d). Notwithstanding anything to the contrary contained in this subsection (d), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders of the corporation.

            (e) At any meeting held for the purpose of electing directors at which holders of shares of this Series shall have the right, voting together as a class with holders of shares of any Other Voting Stock to elect directors as provided in Section 5(c) hereof, the presence, in person or by proxy, of the holders of 33 1/3% of the aggregate number of shares of this Series and shares of such Other Voting Stock at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of directors pursuant to such Section 5(c). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of this Series and shares of such Other Voting Stock shall not prevent the election of the directors to be elected otherwise than pursuant to Section 5(c) hereof and (ii) in the absence of a quorum, either of the shares of this Series and shares of such Other Voting Stock or of any other shares of stock of the corporation, or both, a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

            (f) During any period when the holders of shares of this Series shall have the right to vote together as a class with the holders of shares of any Other Voting Stock for directors as provided in Section 5(c) hereof, (i) the directors so elected by such holders shall continue in office until their successors shall have been elected by such holders or until termination of the rights of such holders to vote as a class for directors and (ii) any vacancies in the Board of Directors shall be filled only by a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. Immediately upon termination of the right of holders of this Series and any Other Voting Stock to vote as a class for directors, (i) the term of office of the directors so elected shall terminate and (ii) the number of directors shall be such number as may be provided for in the by-laws of the corporation irrespective of any increase pursuant to the provisions of Section 5(c) hereof.

            (g) In addition to any other vote required by law, the corporation shall not (i) amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of the certificate of incorporation
(including the terms of this Series) so as to materially and adversely affect any right, preference, privilege or voting power of this Series or (ii) create, authorize or issue any series or class of stock ranking prior, either as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up, to this Series, without the affirmative vote or consent of the holders of at least two-thirds of the aggregate number of shares of this Series at the time outstanding, voting as a separate class; provided, that any increase in the total number of authorized shares of Common Stock (or any series thereof) or Preferred Stock (or any series thereof), or the creation, authorization or issuance of any series of stock ranking, as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; provided, further, that no class vote of the holders of shares of this Series shall be required if, at or prior to the time when the actions described in clause (i) or (ii) of this subsection (g) shall become effective, provision is made in accordance with Section 4 hereof for the redemption of all shares of this Series at the time outstanding.

            6. Preference upon Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the holders of shares of this Series shall be entitled to receive, out of the remaining net assets of the corporation, the amount of $500.00 in cash for each share of this Series, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to or set apart for the holders of any Junior
Stock. If, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the remaining net assets of the corporation are not sufficient to pay to the holders of shares of this Series the full amount of their preference set forth above, then the remaining net assets of the corporation shall be divided among and paid to the holders of shares of this Series, holders of shares of any other class or series of Preferred Stock and holders of shares of any other stock of the corporation on a parity with this Series as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation ratably per share in proportion to the full per share amounts to which they respectively are entitled. For purposes of this subsection (a) and Section 6(b) hereof, a consolidation or merger of the corporation with one or more other corporations or the sale of all or substantially all of the assets of the corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

            (b) Subject to the rights of the holders of shares of any series or class of stock ranking prior to this Series and of the holders of any stock of the corporation ranking on a parity as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, after payment shall have been made in full to the holders of this Series as provided in Section 6(a) hereof and this subsection (b), the holders of any Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and shares of this Series shall not be entitled to share therein.

            7. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Section 7, at the option of the holder thereof, each share of this Series may, at any time (unless shares of this Series shall be called for redemption, then, with respect to shares of this Series so called, until and including, but, if the corporation shall not default in making payment of the amount payable on such redemption, not after, the close of business on the date fixed for redemption), be converted into a number of fully paid and nonassessable shares of Class A Common Stock equal to the quotient obtained by dividing $500.00 by the Conversion Price (as hereinafter defined) in effect at the Date of Conversion (as hereinafter defined).

            (b) In order to exercise the conversion privilege, any holder of shares of this Series to be converted shall surrender such shares to the corporation at any time during usual business hours at the place or places
(including a place in the Borough of Manhattan, The City of New York) maintained for such purpose, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the certificate representing shares of this Series, that the holder elects to convert such shares. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Class A Common Stock shall be issued. Shares of this Series surrendered for conversion shall (if so required by the corporation) be properly endorsed or assigned for transfer by the holder or his attorney duly authorized in writing. The holders of shares of this Series at the close of business on any record date for the payment of dividends on such shares will be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof or the corporation's default in the payment of the dividend due on such Dividend Payment Date. Shares of this Series surrendered for conversion during the period from the close of business on any record date for the payment of dividends on such shares to the opening of business on the corresponding Dividend Payment Date (except shares called for redemption on a Redemption Date or Call Date during the period from such record date to and including the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment
Date. A holder of shares of this Series on a record date for the payment of dividends on such shares who converts such shares on a Dividend Payment Date will receive the dividend payable on such shares by the corporation on such date, and the converting holder need not include a payment in the amount of any such dividend upon surrender of such shares for conversion. As promptly as practicable after the receipt of such notice and the surrender of such shares of this Series as aforesaid, the corporation shall, subject to the provisions of Section 9 hereof, issue and deliver at such place or places referred to in this subsection (b) to such holder, or on his written order, a certificate or certificates for the number of full shares of Class A Common
Stock issuable on such conversion of shares of this Series in accordance with the provisions of this Section 7, and cash, as provided in Section 7(c) hereof, in respect of any fraction of a share of Class A Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date
(herein called the "Date of Conversion") on which such notice shall have been received by the corporation and such shares of this Series shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares of Class A Common
Stock represented thereby; provided, that any such surrender on any date when the registry books of the corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such registry books are open, but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such shares of this Series shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of the shares of this Series represented by a certificate surrendered for conversion, the corporation shall execute, and deliver to the holder thereof, or on his written order, a certificate or certificates representing the shares of this Series which the holder has not elected to convert into shares of Class A
Common Stock. No payment or adjustment shall be made for dividends accrued on the shares of this Series converted as provided in this Section 7 or for dividends or distributions accrued on any Class A Common Stock.

            (c) No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of shares of this Series. If more than one share of this Series shall be surrendered for conversion at one time by the same holder, the number of full shares of Class A Common Stock which shall be issuable upon conversion of such shares shall be computed on the basis of the aggregate number of shares of this Series surrendered for conversion. If any fraction of a share of Class A Common Stock would, except for the provisions of this subsection (c), be issuable on the conversion of any shares of this Series, the corporation shall make payment in lieu thereof in an amount of United States dollars equal to the value of such fraction computed on the basis of the closing price of the Class A Common Stock as reported on the Composite Tape for New York Stock Exchange - Listed Stocks (or if the
Class A Common Stock is not listed or admitted to trading on such exchange on the Date of Conversion, then on the principal national or regional securities exchange on which the Class A Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national or regional securities exchange, then as reported by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) on the last Trading Day (as hereinafter defined) prior to the Date of Conversion or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if the Class A
Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the highest bid and lowest asked prices as reported by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting information) (any such last sale price being herein referred to as the "Last
Sale Price"). If on such Trading Day the Class A Common Stock is not quoted by any such organization, the fair value of such Class A Common Stock on such day, as determined by the Board of Directors, shall be used. For the purpose of this subsection (c), the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

            (d) The Conversion Price per share of Class A Common Stock issuable upon conversion of shares of this Series (herein called the "Conversion Price") initially shall be $[o] as of _________, 1994. The
Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) In case the corporation shall (1) pay a dividend or make a distribution in shares of Class A Common Stock, (2) subdivide its outstanding shares of Class A Common Stock into a greater number of shares or (3) combine its outstanding shares of Class A Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any shares of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock which he would have owned or have been entitled to receive immediately following such action had such shares been converted immediately prior thereto.
            An adjustment made pursuant to this subsection (d)(i) shall become effective immediately, except as provided in subsection (d)(v) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (ii) In case the corporation shall issue rights, warrants or options to all holders of Class A Common Stock entitling them
            (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Class A Common
            Stock at a price per share less than the Recent Market Price per share (as determined pursuant to subsection (d)(iv) below) of the Class A Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                        (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

                        (2) the numerator shall be (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Recent Market Price, (determined by multiplying such total number of shares by the exercise price of such rights, warrants or options and dividing the product so obtained by such Recent Market Price), and of which

                        (3) the denominator shall be (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of additional shares of Class A Common Stock which are so offered for subscription or purchase.

            Such adjustment shall become effective immediately, except as provided in subsection (d)(v) below, after the record date for the determination of holders entitled to receive such rights, warrants or options.

                  (iii) In case the corporation shall distribute to all or substantially all holders of Class A Common Stock evidences of indebtedness, equity securities (including equity interests in the corporation's Subsidiaries (as hereinafter defined)) other than Class A Common Stock, or other assets (other than cash dividends paid out of earned surplus of the corporation or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year), or shall distribute to all or substantially all holders of Class A
            Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (d)(ii) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying:

                        (1) the Conversion Price in effect immediately prior to the date of such distribution by a fraction, of which

                        (2) the numerator shall be the Recent Market Price per share (as determined pursuant to subsection (d)(iv) below) of the Class A Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, and described in a resolution of the Board of Directors filed with the transfer agent for the shares of this Series) of the portion of the assets, evidences of indebtedness and equity securities so distributed or of such subscription rights or warrants applicable to one share of Class A Common
                  Stock, and of which

                        (3) the denominator shall be such Recent Market Price per share of the Class A Common Stock.

            Such adjustment shall become effective immediately, except as provided in subsection (d)(v) below, after the record date for the determination of stockholders entitled to receive such distribution. As used herein, the term "Subsidiary" means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by the corporation or
            (ii) any partnership of which more than 50% of the partnership interests are owned by the corporation or any Subsidiary.

                  (iv)  For purposes of any computation under subsections
            (d)(ii) and (d)(iii) above, the Recent Market Price per share of Class A Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Class A Common Stock for the five consecutive Trading Days selected by the corporation commencing not more than 20 Trading Days before and ending not later than the earliest of the date in question and the date before the "ex" date with respect to the issuance or distribution requiring such computation. If on any such Trading Day the Class
            A Common Stock is not quoted by any organization referred to in the definition of Last Sale Price in Section 7(c) hereof, the fair value of the Class A Common Stock on such day, as determined by the Board of Directors, shall be used. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Class
            A Common Stock trades regular way on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading (or, if not so listed or admitted, on NASDAQ or a similar organization if NASDAQ is no longer reporting trading information) without the right to receive such issuance or distribution.

                  (v) In any case in which this subsection (d) shall require that an adjustment be made immediately following a record date, the corporation may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the corporation shall, with respect to any shares of this Series converted after such record date and before such adjustment shall have become effective (1) defer paying any cash payment pursuant to Section 7(c) hereof or issuing to the holder of shares of this Series the number of shares of Class A Common Stock issuable upon conversion in excess of the number of shares of Class A Common
            Stock issuable thereupon only on the basis of the Conversion Price prior to adjustment and (2) not later than five business days after such adjustment shall have become effective, pay to such holder the appropriate cash payment pursuant to Section 7(c) hereof and issue to such holder the additional shares of Class A
            Common Stock issuable on such conversion.

                  (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, that any adjustments which by reason of this subsection (d)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
            Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (vii) Whenever the Conversion Price is adjusted as herein provided, the corporation shall promptly (1) file with the transfer agent for the shares of this Series a certificate of an officer of the corporation (an "Officer's Certificate") setting forth the Conversion Price after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the calculations on which the adjustment is based, which certificate shall be conclusive evidence of the correctness of such adjustment and (2) mail or cause to be mailed a notice of such adjustment to each holder of shares of this Series at his address as the same appears on the registry books of the corporation.

Notwithstanding anything in this Section 7 to the contrary, the corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 7, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, distribution of securities convertible into or exchangeable for stock, or distribution of assets (other than cash dividends) hereafter made by the corporation to its stockholders shall not be taxable.

            (e) In case of any reclassification or change of outstanding shares of Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the corporation with, or merger of the corporation into, any other Person, or any merger of another Person into the corporation (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or any sale or transfer of all or substantially all of the assets of the corporation, the corporation, or the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall make effective provision in the articles or certificate of incorporation, providing that the holder of each share of this Series then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer, by a holder of the number of shares of Class A Common Stock into which such shares of this Series might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock of the corporation (i) is not a Person with which the corporation consolidated or into which the corporation merged or which merged into the corporation or to which such sale or transfer was made, as the case may be ("constituent
Person"), or an Affiliate (as hereinafter defined) of a constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock of the corporation held immediately prior to such reclassification, change, consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised
("non-electing share"), then for the purpose of this subsection (e) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such articles or certificate of incorporation shall provide for adjustments which, for events subsequent to the effective date of such articles or certificate of incorporation, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions of this subsection (e) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or transfers.

            For the purpose of this subsection (e), the term "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof, and the term "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of the definition of "Affiliate", the term "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            (f) The corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares of Class A Common
Stock to provide for the conversion of the shares of this Series from time to time outstanding as such shares of this Series are presented for conversion.

            (g)  The corporation covenants that all shares of Class A Common
Stock which may be issued upon conversion of shares of this Series will upon issue be duly and validly issued, fully paid and nonassessable by the corporation and except as provided in Section 9 hereof free from all taxes, liens and charges with respect to the issue thereof.

            8.  Notice of Certain Events.  In case:

            (a) the corporation shall declare a dividend (or any other distribution) payable to the holders of Class A Common Stock (otherwise than cash dividends paid out of the earned surplus of the corporation or, if there shall be no earned surplus, out of net profits for the fiscal year in which the dividend is made and/or the preceding fiscal year, and dividends payable in Class A Common Stock); or

            (b) the corporation shall authorize the granting to the holders of Class A Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

            (c) the corporation shall authorize any reclassification or change of the Class A Common Stock (other than a subdivision or combination of its outstanding shares of Class A Common Stock or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger or share exchange to which the corporation is a party and for which approval of any stockholders of the corporation is required, or the sale or conveyance of all or substantially all the property or business of the corporation; or

            (d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the corporation;

then, the corporation shall cause to be filed at the place or places maintained for the purpose of conversion of shares of this Series as provided in Section 7(b) hereof, and shall cause to be mailed to each holder of shares of this Series, at his address as it shall appear on the registry books of the corporation, as promptly as possible but in any event at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (i) a record is expected to be taken for the purpose of such dividend, distribution, rights, or warrants, or if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such dividend, distribution, rights, or warrants are to be determined, or (ii) such reclassification, change, consolidation, merger, share exchange, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, share exchange, sale, transfer, conveyance, dissolution, liquidation or winding-up.

            9. Taxes. The corporation will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of (a) certificates for shares of this Series on redemption of less than all of the shares represented by any certificate for such shares surrendered for redemption or (b) certificates for shares of Class A Common
Stock on redemption or conversion of shares of this Series pursuant to Section
4 or Section 7 hereof; provided, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of certificates for shares of this Series or Class A Common
Stock, as the case may be, in a name other than that of the holder of shares of this Series to be redeemed or converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid. The corporation extends no protection with respect to any other taxes imposed in connection with such redemption or conversion of shares of this Series.

            10. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights and powers other than as set forth herein and other than any which may be provided by law.

            11. Miscellaneous. Capitalized terms which are defined in this Exhibit are defined only for the purposes of this Exhibit, and not for the purposes of other Exhibits to the certificate of incorporation. Unless otherwise indicated, section references contained in this Exhibit refer to the corresponding sections of this Exhibit.





                                                                    EXHIBIT C




                                     TERMS

                                      OF

                       GOLD-DENOMINATED PREFERRED STOCK
                          (Par Value $0.10 Per Share)

                                      OF

                      FREEPORT-McMoRan COPPER & GOLD INC.

               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the corporation's
Gold-Denominated Preferred Stock are as set forth below:

               1. Designation. (a) 300,000 shares of Preferred Stock of the corporation are hereby constituted as a series of Preferred Stock designated as "Gold-Denominated Preferred Stock" (hereinafter called "this Series").
Each share of this Series shall be identical in all respects with the other shares of this Series. The Board of Directors is authorized to increase or decrease (but not below the number of shares of this Series then outstanding) the number of shares of this Series.

               (b) Shares of this Series which have been redeemed for cash as hereinafter provided or purchased by the corporation shall be canceled, and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series, and may be reissued as a part of this Series or may be reclassified and reissued as part of a new or existing series of Preferred
Stock to be created by resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

               2. Dividends. (a) The holders of shares of this Series shall be entitled to receive, but only out of funds legally available therefor, cash dividends as hereinafter provided. Such dividends shall be paid when, as and if declared by the Board of Directors on the first day of February, May, August and November in each year until and including August 1, 2003 (each such date being referred to herein as a "Dividend Payment Date") to holders of record on the record date determined by the Board of Directors in advance of the payment of each particular dividend; provided that dividends payable on August 1, 2003 (the "Mandatory Redemption Date") shall be paid as provided in
Section 4 hereof. Such dividends shall be cumulative from the date of original issuance of the shares of this Series.

               (b) So long as any shares of this Series shall be outstanding, the corporation shall not, unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of any other class or series of Preferred Stock (including the Gold-Denominated Preferred Stock,
Series II, the Silver-Denominated Preferred Stock, the Step-Up Convertible
Preferred Stock and the 7% Convertible Exchangeable Preferred Stock) and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series (the shares of any other class or series of Preferred Stock and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series being herein referred to as "Parity Dividend Stock"), (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, the Class A Common Stock of the corporation, the Class
B Common Stock of the corporation or any other stock of the corporation ranking junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation (the
Class A Common Stock, the Class B Common Stock and any such other stock being herein referred to as "Junior Stock"), other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, or (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock. For purposes of this Section 2 and of Section 4(f) hereof, if any depositary shares have been issued with respect to any series of stock, actions with respect to such depositary shares, including acquisition of and payments on or with respect to such depositary shares, shall be regarded as actions with respect to such series of stock.

               (c) If the funds available for the payment of dividends are insufficient to pay in full the dividends payable on all outstanding shares of this Series and shares of Parity Dividend Stock, the total available funds to be paid in partial dividends on the shares of this Series and shares of Parity
Dividend Stock shall be divided among this Series and the Parity Dividend
Stock in proportion to the aggregate amounts of dividends accrued and unpaid with respect to this Series and the Parity Dividend Stock. Accruals of dividends shall not bear interest.

               3. Dividend Rate. (a) The Dividend Rate per quarter on each share of this Series shall be an amount equal to the Dollar Equivalent Value
(as defined below) of 0.0175 ounces of gold. "Dollar Equivalent Value" means the applicable Reference Gold Price multiplied by the applicable number of ounces of gold. "Reference Gold Price" means, when used to calculate the amount of any dividend payable on any Dividend Payment Date (other than the Mandatory Redemption Date, as to which the calculation shall be made as provided in Section 4(k)(iv) hereof) the arithmetic average of the London P.M.
gold fixing price (or A.M. gold fixing price if there is no P.M. gold fixing price on the applicable trading date) for an ounce of gold in the London bullion market on each of the five trading days ending on the second trading day prior to the last day of the calendar quarter immediately preceding such Dividend Payment Date, as published in The Wall Street Journal (Eastern
Edition) (or, if such prices are not published in The Wall Street Journal, as published in the Financial Times). If for any reason gold is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, gold will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S.
dollars, in the then principal international trading market for gold as determined by the corporation's Board of Directors. On or before the fifth business day preceding each record date for the payment of a dividend in respect of the shares of this Series, the corporation will cause to be published in The Wall Street Journal (Eastern Edition) or, if such newspaper is not then published, in a newspaper or other publication of national circulation, the amount of (and if the shares of this Series are represented by depositary shares, the amount so payable per depositary share) the dividend payable in respect of each share of this Series on the next succeeding
Dividend Payment Date.

               (b) Dividends shall be calculated on the basis of a year of 360 days consisting of 12 30-day months. The term "Dividend Period", as used herein, means, with respect to any Dividend Payment Date, the period commencing on the day following the immediately preceding Dividend Payment
Date to and including such Dividend Payment Date.

               4. Redemption. (a) The shares of this Series shall be subject to mandatory redemption by the corporation, out of funds legally available therefor, on the Mandatory Redemption Date at the Dollar Equivalent
Value of 2.0 ounces of gold per share plus accrued and unpaid dividends (as hereinafter defined) to the Mandatory Redemption Date.

               (b) The shares of this Series shall not be subject to redemption at the option of the corporation except as described in this subsection (b). If on any Dividend Payment Date the total number of shares of this Series outstanding shall be less than 15% of the total number of shares of this Series outstanding on the 40th day following the date of original issuance of the shares of this Series, the corporation shall have the option to redeem the outstanding shares of this Series, in whole but not in part, out of funds legally available therefor, at an amount equal to the Dollar
Equivalent Value of 2.0 ounces of gold per share plus accrued and unpaid dividends (as hereinafter defined) to the date fixed for redemption. For purposes of determining the number of shares of this Series outstanding on any Dividend Payment Date, the shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore canceled (or in the case of any shares of this Series represented by depositary shares, the depositary shares representing shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore delivered to the depositary for the depositary shares for cancellation) shall be deemed to be outstanding. Notice of any such redemption as described in this Section 4(b) shall be mailed to holders of the shares of this Series within 30 days after such Dividend Payment Date in accordance with the provisions of Section 4(c) hereof.

               (c) At least 30 days but no more than 60 days prior to the date fixed for redemption of the shares of this Series in accordance with
Section 4(a) or (b) hereof (the "Call Date"), a written notice will be mailed to each holder of record (and each beneficial owner to the extent required by law) of shares of this Series to be redeemed, notifying such holder of the corporation's election to redeem such shares if such redemption is pursuant to
Section 4(b) hereof, setting forth the method for determining the amount payable per share of this Series on the Call Date, stating the Call Date and calling upon such holder to surrender to the corporation on the Call Date at the place designated in such notice the certificate or certificates representing the shares called for redemption.

               (d) At any time after a notice of redemption has been given in the manner prescribed in Section 4(a) or (b) and the amount payable on the date fixed for redemption can be determined by the corporation, and prior to the date fixed for redemption, the corporation may deposit in trust, with a bank or trust company identified in the notice of redemption having capital, surplus and undistributed profits aggregating at least $50,000,000, an aggregate amount of funds sufficient for such redemption (including dividends accrued on the shares of this Series called for redemption to the date fixed for redemption) for immediate payment in the appropriate amounts upon surrender of certificates for such shares. Any interest accrued on such funds shall be paid to the corporation from time to time. Such deposit in trust shall be irrevocable, except that any funds deposited by the corporation which are unclaimed at the end of two years from the date fixed for such redemption shall be paid over to the corporation upon its request, and upon such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the appropriate amount.

               (e) From and after the date fixed for redemption (unless the corporation shall default in making payment of the amount payable upon such redemption), whether or not certificates for shares so called for redemption have been surrendered by the holders thereof as described below, dividends on the shares of this Series so called for redemption shall cease to accrue, and from and after the date of the deposit of trust funds for the redemption of shares of this Series in accordance with the provisions of Section 4(d) hereof, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the amount payable upon such redemption) shall cease and terminate. Upon surrender in accordance with the notice of redemption of the certificates for any shares of this Series so redeemed
(properly endorsed or assigned for transfer if the corporation shall so require and the notice shall so state), the holder thereof shall be entitled to receive payment of the redemption price plus an amount equal to all accrued and unpaid dividends as aforesaid.

               (f) If the corporation shall have failed to redeem all outstanding shares of this Series on the Mandatory Redemption Date then, until it shall have redeemed all outstanding Shares of this Series, the corporation may not (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, any Junior
Stock other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other
Junior Stock, (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock or (iv) purchase, redeem or otherwise acquire for value any shares of stock of the corporation ranking on a parity with the shares of this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up ("Parity Stock").

               (g) (i) Within 90 days following each Calculation Date (as defined below), the corporation shall be required to prepare a certificate (a
"Corporation Certificate") setting forth its determination of the Reserve
Coverage Ratio (as defined below) as of such Calculation Date.  If the Reserve
Coverage Ratio, as shown on the Corporation Certificate prepared with respect to any Calculation Date is less than 5.0, the corporation will be required to make an offer (a "Reserve Coverage Offer") to purchase, out of funds legally available therefor, at a price equal to the liquidation preference thereof as of the Purchase Date (as hereinafter defined), plus accrued and unpaid dividends (as defined below) to the Purchase Date, the smallest number of shares of this Series (rounded to the nearest 500 shares) such that, if all such shares had been repurchased on the relevant Calculation Date, the Reserve
Coverage Ratio on that date would have been greater than or equal to 5.0. If the Corporation Certificate prepared with respect to any Calculation Date shows that the Reserve Coverage Ratio is less than 5.0, the corporation shall include on such Corporation Certificate its calculation of the number of shares of this Series for which it is required to make an offer (the "Offer
Amount").

               (ii) If required to make a Reserve Coverage Offer, the corporation will commence such offer not more than 60 days after the date of the Corporation Certificate prepared with respect to the applicable
Calculation Date, by mailing a notice to all holders of record of the shares of this Series setting forth (A) that such notice is being given pursuant to a Reserve Coverage Offer, (B) the Offer Amount, (C) the method for determining the amount payable per share of this Series on the Purchase Date, (D) the last date ("the Purchase Date"), which shall not be less than 30 nor more 60 days after the date of such notice, by which a holder must elect whether to accept the Reserve Coverage Offer, (E) the procedures that such holder must follow to exercise its rights and (F) the procedures for withdrawing an election. The corporation shall also cause a copy of such notice to be published in The Wall
Street Journal (Eastern Edition) or another daily newspaper of national circulation.

               (iii) Holders electing to have shares of this Series purchased by the corporation pursuant to a Reserve Coverage Offer will be required to surrender the certificates representing such shares, with an appropriate form duly completed, to the corporation prior to the Purchase Date. Holders will be entitled to withdraw an election by a written notice of withdrawal delivered to the corporation prior to the close of business on the Purchase
Date. The notice of withdrawal shall state the number of shares of this Series and certificate numbers to which the notice of withdrawal relates and the number of shares and certificate numbers, if any, which remain subject to the election. If the aggregate number of shares of this Series tendered exceeds the Offer Amount, the corporation will select the shares of this Series to be purchased on a pro rata basis as nearly as practicable. The corporation shall, as promptly as reasonably practicable after the Purchase
Date, cause payment to be mailed or delivered to each tendering holder in the amount of the purchase price, and any unpurchased shares of this Series to be returned to the holder thereof.

               (h) If, at the time of the mandatory redemption on the Mandatory Redemption Date or a Reserve Coverage Offer, the funds of the corporation legally available for redemption or repurchase of the shares of this Series are insufficient to redeem or repurchase such shares, and all of the shares of any other series of Parity Stock which the corporation is then obligated to redeem) or repurchase, (i) the total legally available funds shall be allocated among the shares of this Series and of such other series in proportion to the aggregate dollar amount of redemption or other repurchase obligations with respect to this Series and such other series and (ii) the portion of such funds allocated to this Series will be used to redeem or repurchase the maximum possible number of shares, pro rata based upon the number of shares to be redeemed or delivered for purchase, as the case may be.
At any time thereafter when additional funds of the corporation become legally available for such purpose, after giving effect to the foregoing allocation provisions, such funds shall immediately be used to redeem or purchase, as the case may be, any additional shares of this Series which the corporation is obligated to redeem or purchase, as the case may be, but which it has not so redeemed or purchased.

               (i) The corporation shall not have the right to redeem shares of this Series pursuant to Section 4(a) or (b) hereof unless full cumulative dividends for all past dividend periods shall have been paid or declared and set aside for payment upon all outstanding shares of this Series and all outstanding shares of other series of stock of the corporation ranking, as to dividends, on a parity with the shares of this Series.

               (j) The corporation will not consummate or permit any subsidiary to consummate any transaction involving the corporation which would cause the Reserve Coverage Ratio to fall below 5.0 unless, immediately following consummation of such transaction, the corporation will have sufficient legally available funds immediately following consummation of such transaction to complete any Reserve Coverage Offer required as a result thereof.

               (k) Definitions. For purposes of this Section 4, the following terms shall have the meanings indicated:

                     (i) "accrued and unpaid dividends" per share of this Series (A) upon redemption on the Mandatory Redemption Date,
               (B) in the case of any Reserve Coverage Offer, (C) in the case of any optional redemption and (D) in the case of a liquidation event, shall be equal to the sum of (x) the aggregate amount of any accrued and unpaid dividends on such share through the next preceding Dividend Payment Date (calculated as provided in Section 3 hereof) plus (y) a proportionate amount of the regular quarterly dividend at the Dividend Rate for the period from the day following the immediately preceding Dividend
               Payment Date through the redemption date, Purchase Date or date of liquidating distribution (calculated on the basis of a year of 360 days consisting of twelve 30-day months) multiplied by the Reference Gold Price used to calculate the other amounts payable to holders of the shares of this Series in connection with such redemption, purchase or liquidation event. If a quarterly dividend is not declared and paid as provided in
               Section 3 hereof, the unpaid dividend that shall cumulate for such Dividend Period will be the amount of the dividend that would have been payable on the Dividend Payment Date if such dividend had been timely paid.

                     (ii) "Calculation Date" means (i) December 31 of each year and (ii) the date of the consummation of each transaction undertaken by the corporation or any subsidiary of the corporation which would either (a) cause the Reserve Amount, as estimated by the corporation, to decrease by 50% or more from the preceding Calculation Date or (b) cause the Reserve
               Coverage Ratio, as estimated by the corporation, to fall below
               5.0.

                     (iii) The "Gold Amount" as of any Calculation Date means the product of (x) 2.0 ounces of gold and (y) the number of shares of this Series issued and outstanding as of such Calculation Date less the number of shares of this Series acquired by the corporation on or prior to the date of preparation of a Corporation Certificate with respect to such Calculation Date.

                     (iv) The "Reference Gold Price," when used to calculate any amount payable with respect to the shares of this Series
               (other than dividends payable on any Dividend Payment Date other than the Mandatory Redemption Date) or to purchase any shares of this Series on any date means the arithmetic average of the London P.M. gold fixing price (or A.M. gold fixing price if there is no P.M. gold fixing price on the applicable trading date) for an ounce of gold in the London bullion market, as published in The Wall Street Journal (Eastern Edition) (or, if such prices are not published in The Wall Street Journal
               (Eastern Edition), as published in the Financial Times) on each of the twenty trading days ending on the second trading day prior to (i) in the case of the mandatory redemption of shares of this Series, the Mandatory Redemption Date, (ii) in the case of any offer to purchase shares of this Series due to a failure to meet the minimum Reserve Coverage Ratio on any Calculation
               Date, the date of commencement of such Reserve Coverage Offer,
               (iii) in the case of any optional redemption of shares of this Series, the date fixed for such redemption and (iv) in the case of a liquidation event, the date 30 days prior to the date fixed for the liquidating distribution. If for any reason gold is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, gold will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S.
               dollars, in the then principal international trading market for gold as determined by the corporation's Board of Directors.

                     (v) The "Reserve Amount" as of any Calculation Date means the corporation's Proportionate Interest in the estimated proved and probable gold reserves of the corporation and of any entity in which the corporation has a direct or indirect beneficial ownership interest. The estimated proved and probable gold reserves shall be determined based upon evaluation methods generally applied by the mining industry.
               The corporation's "Proportionate Interest" in any estimated proved and probable gold reserves shall be the corporation's direct or indirect beneficial ownership interest in such reserves, giving effect to reductions required to reflect any beneficial ownership interest of any person other than the corporation in such reserves.

                     (vi) The "Reserve Coverage Ratio" shall be determined as of each Calculation Date by dividing (i) the Reserve Amount as of such Calculation Date by (ii) the Gold Amount as of such date.

               5. Voting Rights. (a) Except for the voting rights described below and except as otherwise provided by law, the holders of shares of this Series shall not be entitled to vote on any matter or to receive notice of, or to participate in, any meeting of the stockholders of the corporation. Each share of Preferred Stock of this Series will be entitled to one vote on matters which holders of such Series are entitled to vote.

               (b) The shares of this Series shall be entitled to vote with respect to the election of directors in accordance with Sections I(A)(4) and II(B)(2) of Article FOURTH of the certificate of incorporation.

               (c) Whenever dividends payable on shares of this Series shall be in default in an aggregate amount equal to or exceeding six full quarterly dividends on all shares of this Series at the time outstanding, the number of directors then constituting the Board of Directors of the corporation shall be increased by two, and holders of shares of this Series shall, in addition to any other voting rights, have the right, voting separately as a class together with holders of all other series of stock of the Company ranking on a parity with shares of this Series either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (such other series of stock being herein referred to as "Other Voting Stock"), to elect such two additional directors. In such case, the Board of Directors will be increased by two directors, and the holders of shares of this Series (either alone or with the holders of Other Voting Stock) will have the exclusive right as members of such class, as described above, to elect two directors at the next annual meeting of stockholders. Whenever such right of the holders of shares of this Series shall have vested, such right may be exercised initially either at a special meeting of such holders as provided in Section 5(d) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings. The right of the holders of shares of this Series to vote together as a class with the holders of shares of any Other
Voting Stock shall continue until such time as all dividends accrued on outstanding shares of this Series to the Dividend Payment Date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the right of the holders of shares of this Series so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default of the character mentioned above.

               (d) At any time when the right of the holders of shares of this Series to elect directors as provided in Section 5(c) hereof shall have vested, and if such right shall not already have been initially exercised, a proper officer of the corporation, upon the written request of the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding, addressed to the Secretary of the corporation, shall call a special meeting of the holders of shares of this Series and of such Other Voting Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such officer). If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States of America, addressed to the Secretary of the corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the corporation, and such meeting may be called by such person so designated upon the same form of notice as is required for annual meetings of stockholders and shall be held at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such person).
Any holder of shares of this Series so designated shall have access to the registry books of the corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subsection (c). Notwithstanding anything to the contrary contained in this subsection (d), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders of the corporation.

               (e) At any meeting held for the purpose of electing directors at which holders of shares of this Series shall have the right, voting together as a class with holders of shares of any Other Voting Stock to elect directors as provided in Section 5(c) hereof, the presence, in person or by proxy, of the holders of 33 1/3% of the aggregate number of shares of this Series and shares of such Other Voting Stock at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of directors pursuant to such Section 5(c). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of this Series and shares of such Other Voting Stock shall not prevent the election of the directors to be elected otherwise than pursuant to Section 5(c) hereof and
(ii) in the absence of a quorum, either of the shares of this Series and shares of such Other Voting Stock or of any other shares of stock of the corporation, or both, a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

               (f) During any period when the holders of shares of this Series shall have the right to vote together as a class with the holders of shares of any Other Voting Stock for directors as provided in Section 5(c) hereof, (i) the directors so elected by such holders shall continue in office until their successors shall have been elected by such holders or until termination of the rights of such holders to vote as a class for directors and
(ii) any vacancies in the Board of Directors shall be filled only by a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. Immediately upon termination of the right of holders of this Series and any Other Voting Stock to vote as a class for directors, (i) the term of office of the directors so elected shall terminate and (ii) the number of directors shall be such number as may be provided for in the by-laws of the corporation irrespective of any increase pursuant to the provisions of Section 5(c) hereof.

               (g) In addition to any other vote required by law, the corporation shall not (i) amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of its certificate of incorporation
(including the terms of this Series) so as to materially and adversely affect any right, preference, privilege or voting power of this Series or (ii) create, authorize or issue any series or class of stock ranking prior, either as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up, to this Series, without the affirmative vote or consent of the holders of at least two-thirds of the aggregate number of shares of this Series at the time outstanding, voting as a separate class;
provided, that any increase in the total number of authorized shares of Common
Stock (or any series thereof) or Preferred Stock (or any series thereof), or the creation, authorization or issuance of any series of stock ranking, as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; provided, further, that no class vote of the holders of shares of this Series shall be required if, at or prior to the time when the actions described in clause (i) or (ii) of this subsection (g) shall become effective, provision is made in accordance with
Section 4 hereof for the redemption of all shares of this Series at the time outstanding.

               6. Preference upon Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the holders of shares of this Series shall be entitled to receive, out of the remaining net assets of the corporation, the Dollar Equivalent Value of 2.0 ounces of gold in cash for each share of this Series, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to or set apart for the holders of any Junior Stock. If, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the remaining net assets of the corporation are not sufficient to pay to the holders of shares of this Series the full amount of their preference set forth above, then the remaining net assets of the corporation shall be divided among and paid to the holders of shares of this Series, holders of shares of any other class or series of Preferred Stock, and holders of shares of any other stock of the corporation on a parity with this Series as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation ratably per share in proportion to the full per share amounts to which they respectively are entitled. For purposes of this subsection (a) and Section 6(b) hereof, a consolidation or merger of the corporation with one or more other corporations or the sale of all or substantially all of the assets of the corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

               (b) Subject to the rights of the holders of shares of any series or class of stock ranking prior to this Series and of the holders of shares of any stock of the corporation ranking on a parity as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, after payment shall have been made in full to the holders of this Series as provided in Section 6(a) hereof and this subsection
(b), the holders of any Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and shares of this Series shall not be entitled to share therein.

               7. Taxes. The corporation will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of certificates for shares of this Series on redemption of less than all of the shares represented by any certificate for such shares surrendered for redemption or pursuant to a Reserve Coverage Offer; provided, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of certificates for shares of this Series in a name other than that of the holder of shares of this Series to be redeemed or repurchased and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid. The corporation extends no protection with respect to any other taxes imposed in connection with such redemption or repurchase of shares of this Series.

               8. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights and powers other than as set forth herein and other than any which may be provided by law.

               9. Miscellaneous. Capitalized terms which are defined in this Exhibit are defined only for the purposes of this Exhibit, and not for the purposes of other Exhibits to the certificate of incorporation. Unless otherwise indicated, section references contained in this Exhibit refer to the corresponding sections of this Exhibit.


                                                                     EXHIBIT D







                                     TERMS

                                      OF

                  GOLD-DENOMINATED PREFERRED STOCK, SERIES II
                          (Par Value $0.10 Per Share)

                                      OF

                      FREEPORT-McMoRan COPPER & GOLD INC.






               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the corporation's
Gold-Denominated Preferred Stock, Series II are as set forth below:

               1. Designation. (a) 215,279 shares of Preferred Stock of the corporation are hereby constituted as a series of Preferred Stock designated as "Gold-Denominated Preferred Stock, Series II" (hereinafter called "this
Series"). Each share of this Series shall be identical in all respects with the other shares of this Series. The Board of Directors is authorized to increase or decrease (but not below the number of shares of this Series then outstanding) the number of shares of this Series.

               (b) Shares of this Series which have been redeemed for cash as hereinafter provided or purchased by the corporation shall be canceled, and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series, and may be reissued as a part of this Series or may be reclassified and reissued as part of a new or existing series of Preferred
Stock to be created by resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

               2. Dividends. (a) The holders of shares of this Series shall be entitled to receive, but only out of funds legally available therefor, cash dividends as hereinafter provided. Such dividends shall be paid when, as and if declared by the Board of Directors on the first day of February, May, August and November in each year until and including February 1, 2006 (each such date being referred to herein as a "Dividend Payment Date") to holders of record on the record date determined by the Board of Directors in advance of the payment of each particular dividend; provided that dividends payable on February 1, 2006 (the "Mandatory Redemption Date") shall be paid as provided in Section 4 hereof. Such dividends shall be cumulative from the date of original issuance of the shares of this Series.

               (b) So long as any shares of this Series shall be outstanding, the corporation shall not, unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of any other class or series of Preferred Stock (including the Gold-Denominated Preferred Stock, the Silver-Denominated Preferred Stock, the Step-Up Convertible Preferred
Stock and the 7% Convertible Exchangeable Preferred Stock) and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series (the shares of any other class or series of Preferred Stock and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series being herein referred to as "Parity Dividend Stock"), (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, the Class A Common Stock of the corporation, the Class
B Common Stock of the corporation or any other stock of the corporation ranking junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation (the
Class A Common Stock, the Class B Common Stock and any such other stock being herein referred to as "Junior Stock"), other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, or (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock. For purposes of this Section 2 and of Section 4(f) hereof, if any depositary shares have been issued with respect to any series of stock, actions with respect to such depositary shares, including acquisition of and payments on or with respect to such depositary shares, shall be regarded as actions with respect to such series of stock.

               (c) If the funds available for the payment of dividends are insufficient to pay in full the dividends payable on all outstanding shares of this Series and shares of Parity Dividend Stock, the total available funds to be paid in partial dividends on the shares of this Series and shares of Parity
Dividend Stock shall be divided among this Series and the Parity Dividend
Stock in proportion to the aggregate amounts of dividends accrued and unpaid with respect to this Series and the Parity Dividend Stock. Accruals of dividends shall not bear interest.

               3. Dividend Rate. (a) The Dividend Rate per quarter on each share of this Series shall be an amount equal to the Dollar Equivalent Value
(as defined below) of 0.01625 ounces of gold. "Dollar Equivalent Value" means the applicable Reference Gold Price multiplied by the applicable number of ounces of gold. "Reference Gold Price" means, when used to calculate the amount of any dividend payable on any Dividend Payment Date (other than the Mandatory Redemption Date, as to which the calculation shall be made as provided in Section 4(k)(v) hereof), the arithmetic average of the London P.M.
gold fixing price (or A.M. gold fixing price if there is no P.M. gold fixing price on the applicable trading date) for an ounce of gold in the London bullion market on each of the five trading days ending on the second trading day prior to the last day of the calendar quarter immediately preceding such Dividend Payment Date, as published in The Wall Street Journal (Eastern
Edition) (or, if such prices are not published in The Wall Street Journal, as published in the Financial Times). If for any reason gold is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, gold will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S.
dollars, in the then principal international trading market for gold as determined by the corporation's Board of Directors. On or before the fifth business day preceding each record date for the payment of a dividend in respect of the shares of this Series, the corporation will cause to be published in The Wall Street Journal (Eastern Edition) or, if such newspaper is not then published, in a newspaper or other publication of national circulation, the amount of the dividend payable in respect of each share of this Series (and if the shares of this Series are represented by depositary shares, the amount so payable per depositary share) on the next succeeding
Dividend Payment Date.

               (b) Dividends shall be calculated on the basis of a year of 360 days consisting of 12 30-day months. The term "Dividend Period", as used herein, means, with respect to any Dividend Payment Date, the period commencing on the day following the immediately preceding Dividend Payment
Date to and including such Dividend Payment Date.

               4. Redemption. (a) The shares of this Series shall be subject to mandatory redemption by the corporation, out of funds legally available therefor, on the Mandatory Redemption Date at the Dollar Equivalent
Value of 2.0 ounces of gold per share plus accrued and unpaid dividends (as hereinafter defined) to the Mandatory Redemption Date.

               (b) The shares of this Series shall not be subject to redemption at the option of the corporation except as described in this subsection (b). If on any Dividend Payment Date the total number of shares of this Series outstanding shall be less than 15% of the total number of shares of this Series outstanding on the 40th day following the date of original issuance of the shares of this Series, the corporation shall have the option to redeem the outstanding shares of this Series, in whole but not in part, out of funds legally available therefor, at an amount equal to the Dollar
Equivalent Value of 2.0 ounces of gold per share plus accrued and unpaid dividends (as hereinafter defined) to the date fixed for redemption. For purposes of determining the number of shares of this Series outstanding on any Dividend Payment Date, the shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore canceled (or in the case of any shares of this Series represented by depositary shares, the depositary shares representing shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore delivered to the depositary for the depositary shares for cancellation) shall be deemed to be outstanding. Notice of any such redemption as described in this Section 4(b) shall be mailed to holders of the shares of this Series within 30 days after such Dividend Payment Date in accordance with the provisions of Section 4(c) hereof.

               (c) At least 30 days but no more than 60 days prior to the date fixed for redemption of the shares of this Series in accordance with
Section 4(a) or (b) hereof (the "Call Date"), a written notice will be mailed to each holder of record (and each beneficial owner to the extent required by law) of shares of this Series to be redeemed, notifying such holder of the corporation's election to redeem such shares if such redemption is pursuant to
Section 4(b) hereof, setting forth the method for determining the amount payable per share of this Series on the Call Date, stating the Call Date and calling upon such holder to surrender to the corporation on the Call Date at the place designated in such notice the certificate or certificates representing the shares called for redemption.

               (d) At any time after a notice of redemption has been given in the manner prescribed in Section 4(a) or (b) hereof and the amount payable on the date fixed for redemption can be determined by the corporation, and prior to the date fixed for redemption, the corporation may deposit in trust, with a bank or trust company identified in the notice of redemption having capital, surplus and undistributed profits aggregating at least $50,000,000, an aggregate amount of funds sufficient for such redemption (including dividends accrued on the shares of this Series called for redemption to the date fixed for redemption) for immediate payment in the appropriate amounts upon surrender of certificates for such shares. Any interest accrued on such funds shall be paid to the corporation from time to time. Such deposit in trust shall be irrevocable, except that any funds deposited by the corporation which are unclaimed at the end of two years from the date fixed for such redemption shall be paid over to the corporation upon its request, and upon such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the appropriate amount.

             (e) From and after the date fixed for redemption (unless the corporation shall default in making payment of the amount payable upon such redemption), whether or not certificates for shares so called for redemption have been surrendered by the holders thereof as described below, dividends on the shares of this Series so called for redemption shall cease to accrue, and from and after the date of the deposit of trust funds for the redemption of shares of this Series in accordance with the provisions of Section 4(d) hereof, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the amount payable upon such redemption) shall cease and terminate. Upon surrender in accordance with the notice of redemption of the certificates for any shares of this Series so redeemed
(properly endorsed or assigned for transfer if the corporation shall so require and the notice shall so state), the holder thereof shall be entitled to receive payment of the redemption price plus an amount equal to all accrued and unpaid dividends as aforesaid.

               (f) If the corporation shall have failed to redeem all outstanding shares of this Series on the Mandatory Redemption Date then, until it shall have redeemed all outstanding Shares of this Series, the corporation may not (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, any Junior
Stock other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other
Junior Stock, (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock or (iv) purchase, redeem or otherwise acquire for value any shares of stock of the corporation ranking on a parity with the shares of this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up ("Parity Stock").

               (g) (i) Within 90 days following each Calculation Date (as defined below), the corporation shall be required to prepare a certificate (a
"Corporation Certificate") setting forth its determination of the Reserve
Amount (as defined below) as of such Calculation Date. If the Reserve Amount, as shown on the Corporation Certificate prepared with respect to any Calculation Date is less than the Aggregate Reserve Requirement (as defined below) as of such Calculation Date, the corporation will be required to make an offer (a "Reserve Coverage Offer") to purchase, out of funds legally available therefor, at a price equal to the liquidation preference thereof as of the Purchase Date (as hereinafter defined), plus accrued and unpaid dividends (as defined below) thereon to the Purchase Date, a sufficient number of shares of this Series and of other Gold Parity Stock (as defined below) (or the depositary shares, if any, issued with respect thereto) such that, if all such shares had been repurchased on the relevant Calculation
Date, the Reserve Amount on that date would have been greater than or equal to the Aggregate Reserve Requirement on such date. If the Corporation
Certificate prepared with respect to any Calculation Date shows that the Reserve Amount is less than the Aggregate Reserve Requirement on such date, the corporation shall include in such Corporation Certificate its calculation of the number of shares of this Series (or related depositary shares) and the number of shares of other Parity Stock (or related depositary shares) it intends to offer to purchase to satisfy the foregoing requirements (such number with respect to any series being referred to as the "Offer Amount" with respect to such series). The corporation, in its sole discretion, may determine the number of shares, if any, of this Series (or related depositary shares) and the number of shares, if any, of each other series of Gold Parity
Stock (or related depositary shares) to which a Reserve Coverage Offer will be made so long as such requirements are satisfied.

               (ii) If required to make a Reserve Coverage Offer, the corporation will commence such offer not more than 60 days after the date of the Corporation Certificate prepared with respect to the applicable
Calculation Date, by mailing a notice to all holders of record of the shares of each series included in such Reserve Coverage Offer setting forth (A) that such notice is being given pursuant to a Reserve Coverage Offer, (B) the Offer
Amount with respect to such series, (C) the method for determining the amount payable per share of such series on the Purchase Date, (D) the last date (the
"Purchase Date"), which shall not be less than 30 nor more 60 days after the date of such notice, by which a holder must elect whether to accept the Reserve Coverage Offer, (E) the procedures that such holder must follow to exercise its rights and (F) the procedures for withdrawing an election. The corporation shall also cause a copy of such notice to be published in The Wall
Street Journal (Eastern Edition) or another daily newspaper of national circulation.

               (iii) Holders of shares of any series electing to have shares of such series purchased by the corporation pursuant to a Reserve Coverage
Offer will be required to surrender the certificates representing such shares, with an appropriate form duly completed, to the corporation prior to the Purchase Date. Holders will be entitled to withdraw an election by a written notice of withdrawal delivered to the corporation prior to the close of business on the Purchase Date. The notice of withdrawal shall state the number of shares and certificate numbers to which the notice of withdrawal relates and the number of shares and certificate numbers, if any, which remain subject to the election. If the aggregate number of shares of any series tendered exceeds the Offer Amount with respect to such series, the corporation will select the shares of such series to be purchased on a pro rata basis as nearly as practicable. The corporation shall, as promptly as reasonably practicable after the Purchase Date, cause payment to be mailed or delivered to each tendering holder in the amount of the purchase price, and any unpurchased shares to be returned to the holder thereof.

               (h) If, at the time of the mandatory redemption on the Mandatory Redemption Date or of a Reserve Coverage Offer, the funds of the corporation legally available for redemption or repurchase of the shares of this Series are insufficient to redeem or repurchase all of such shares and all of the shares of any other series of Parity Stock which the corporation is then obligated to redeem or repurchase, (i) the total legally available funds shall be allocated among the shares of this Series and of such other series in proportion to the aggregate dollar amount of redemption or other repurchase obligations with respect to this Series and such other series and (ii) the portion of such funds allocated to this Series will be used to redeem or repurchase the maximum possible number of shares of this Series, pro rata based upon the number of shares to be redeemed or delivered for repurchase, as the case may be. At any time thereafter when additional funds of the corporation become legally available for such purpose, after giving effect to the foregoing allocation provisions, such funds shall immediately be used to redeem or repurchase, as the case may be, any additional shares of this Series which the corporation is obligated to redeem or repurchase, as the case may be, but which it has not so redeemed or repurchased.

               (i) The corporation shall not have the right to redeem shares of this Series pursuant to Section 4(a) or (b) hereof unless full cumulative dividends for all past dividend periods shall have been paid or declared and set aside for payment upon all outstanding shares of this Series and all outstanding shares of other series of stock of the corporation ranking, as to dividends, on a parity with the shares of this Series.

               (j) The corporation will not consummate or permit any subsidiary to consummate any transaction involving the corporation which would cause the Reserve Amount to fall below the Aggregate Reserve Requirement immediately after consummation of such transaction unless the corporation will have sufficient legally available funds immediately following consummation of such transaction to complete any Reserve Coverage Offer required as a result thereof.

               (k) Definitions. For purposes of this Section 4, the following terms shall have the meanings indicated:

                     (i) "accrued and unpaid dividends" per share of this Series (A) upon redemption on the Mandatory Redemption Date,
               (B) in the case of any Reserve Coverage Offer, (C) in the case of any optional redemption and (D) in the case of a liquidation event, shall be equal to the sum of (x) the aggregate amount of any accrued and unpaid dividends on such share through the next preceding Dividend Payment Date (calculated as provided in Section 3 hereof) plus (y) a proportionate amount of the regular quarterly dividend at the Dividend Rate for the period from the day following the immediately preceding Dividend
               Payment Date through the redemption date, Purchase Date or date of liquidating distribution (calculated on the basis of a year of 360 days consisting of twelve 30-day months) multiplied by the Reference Gold Price used to calculate the other amounts payable to holders of the shares of this Series in connection with such redemption, purchase or liquidation event. If a quarterly dividend is not declared and paid as provided in
               Section 3, the unpaid dividend that shall cumulate for such Dividend Period will be the amount of the dividend that would have been payable on the Dividend Payment Date if such dividend had been timely paid.

                     (ii)  "Aggregate Reserve Requirement" as of any
               Calculation Date means the sum of the individual Reserve
               Coverage Requirements with respect to each series of Gold
               Parity Stock, including this Series.

                     (iii) "Calculation Date" means (i) December 31 of each year and (ii) the date of the consummation of each transaction undertaken by the corporation or any subsidiary of the corporation which would either (a) cause the Reserve Amount, as estimated by the corporation, to decrease by 50% or more from the preceding Calculation Date or (b) cause the Reserve Amount, as estimated by the corporation, to fall below the Aggregate
               Reserve Requirement on such date.

                     (iv)  "Gold Parity Stock" means any series of Parity
               Stock the liquidation preference of which is based on specified amounts of gold or the Dollar Equivalent Value thereof.

                     (v) "Reference Gold Price", when used to calculate any amount payable with respect to the shares of this Series (other than dividends payable on any Dividend Payment Date other than the Mandatory Redemption Date) or to purchase any shares of this Series on any date means the arithmetic average of the London P.M. gold fixing price (or A.M. gold fixing price if there is no P.M. gold fixing price on the applicable trading date) for an ounce of gold in the London bullion market, as published in The Wall Street Journal (Eastern Edition) (or, if such prices are not published in The Wall Street Journal
               (Eastern Edition), as published in the Financial Times) on each of the twenty trading days ending on the second trading day prior to (i) in the case of the mandatory redemption of shares of this Series, the Mandatory Redemption Date, (ii) in the case of any Reserve Coverage Offer, the date of commencement thereof, (iii) in the case of any optional redemption of shares of this Series, the date fixed for such redemption and (iv) in the case of a liquidation event, the date 30 days prior to the date fixed for the liquidating distribution. If for any reason gold is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, gold will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S.
               dollars, in the then principal international trading market for gold as determined by the corporation's Board of Directors.

                     (vi) "Required Coverage Multiplier" means (x) 5.0 with respect to this Series, (y) with respect to any other series of Gold Parity Stock having the benefit of a provision requiring an offer similar to the Reserve Coverage Offer, the multiplier applicable thereto by the terms of such other series, and (z)
               1.0 with respect to any other series of Gold Parity Stock.

                     (vii) "Reserve Amount" as of any Calculation Date means the corporation's Proportionate Interest in the estimated proved and probable gold reserves of the corporation and of any entity in which the corporation has a direct or indirect beneficial ownership interest. The estimated proved and probable gold reserves shall be determined based upon evaluation methods generally applied by the mining industry.
               The corporation's "Proportionate Interest" in any estimated proved and probable gold reserves shall be the corporation's direct or indirect beneficial ownership interest in such reserves, giving effect to reductions required to reflect any beneficial ownership interest of any person other than the corporation in such reserves.

                     (viii) "Reserve Coverage Requirement" with respect to any series of Gold Parity Stock shall mean the product of (x) the aggregate liquidation preference of all outstanding shares of such series (expressed in ounces of gold) times (y) the Required Coverage Multiplier applicable to such series. With respect to any series with respect to which depositary shares have been issued, the aggregate liquidation preference of such series shall be determined on the basis of the number of such depositary shares as are issued and outstanding as of the applicable Calculation Date (excluding any depositary shares which have been acquired by the corporation on or prior to the date of the preparation of the corporation Certificate with respect to such Calculation Date).

               5. Voting Rights. (a) Except for the voting rights described below and except as otherwise required by law, the holders of shares of this Series shall not be entitled to vote on any matter or to receive notice of, or to participate in, any meeting of the stockholders of the corporation. Each share of Preferred Stock of this Series will be entitled to one vote on matters which holders of such Series are entitled to vote.

               (b) The shares of this Series shall be entitled to vote with respect to the election of directors in accordance with Sections I(A)(4) and II(B)(2) of Article FOURTH of the certificate of incorporation.

               (c) Whenever dividends payable on shares of this Series shall be in default in an aggregate amount equal to or exceeding six full quarterly dividends on all shares of this Series at the time outstanding, the number of directors then constituting the Board of Directors of the corporation shall be increased by two, and holders of shares of this Series shall, in addition to any other voting rights, have the right, voting separately as a class together with holders of all other series of stock of the Company ranking on a parity with shares of this Series either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (such other series of stock being herein referred to as "Other Voting Stock"), to elect such two additional directors. In such case, the Board of Directors will be increased by two directors, and the holders of shares of this Series (either alone or with the holders of Other Voting Stock) will have the exclusive right as members of such class, as described above, to elect two directors at the next annual meeting of stockholders. Whenever such right of the holders of shares of this Series shall have vested, such right may be exercised initially either at a special meeting of such holders as provided in Section 5(d) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings. The right of the holders of shares of this Series to vote together as a class with the holders of shares of any Other
Voting Stock shall continue until such time as all dividends accrued on outstanding shares of this Series to the Dividend Payment Date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the right of the holders of shares of this Series so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default of the character mentioned above.

               (d) At any time when the right of the holders of shares of this Series to elect directors as provided in Section 5(c) hereof shall have vested, and if such right shall not already have been initially exercised, a proper officer of the corporation, upon the written request of the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding, addressed to the Secretary of the corporation, shall call a special meeting of the holders of shares of this Series and of such Other Voting Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such officer). If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States of America, addressed to the Secretary of the corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the corporation, and such meeting may be called by such person so designated upon the same form of notice as is required for annual meetings of stockholders and shall be held at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such person).
Any holder of shares of this Series so designated shall have access to the registry books of the corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subsection (d). Notwithstanding anything to the contrary contained in this subsection (d), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders of the corporation.

               (e) At any meeting held for the purpose of electing directors at which holders of shares of this Series shall have the right, voting together as a class with holders of shares of any Other Voting Stock to elect directors as provided in Section 5(c) hereof, the presence, in person or by proxy, of the holders of 33 1/3% of the aggregate number of shares of this Series and shares of such Other Voting Stock at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of directors pursuant to such Section 5(c). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of this Series and shares of such Other Voting Stock shall not prevent the election of the directors to be elected otherwise than pursuant to Section 5(c) hereof and
(ii) in the absence of a quorum, either of the shares of this Series and shares of such Other Voting Stock or of any other shares of stock of the corporation, or both, a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

               (f) During any period when the holders of shares of this Series shall have the right to vote together as a class with the holders of shares of any Other Voting Stock for directors as provided in Section 5(c) hereof, (i) the directors so elected by such holders shall continue in office until their successors shall have been elected by such holders or until termination of the rights of such holders to vote as a class for directors and
(ii) any vacancies in the Board of Directors shall be filled only by a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. Immediately upon termination of the right of holders of this Series and any Other Voting Stock to vote as a class for directors, (i) the term of office of the directors so elected shall terminate and (ii) the number of directors shall be such number as may be provided for in the by-laws of the corporation irrespective of any increase pursuant to the provisions of Section 5(c) hereof.

               (g) In addition to any other vote required by law, the corporation shall not (i) amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of its certificate of incorporation
(including the terms of this Series) so as to materially and adversely affect any right, preference, privilege or voting power of this Series or (ii) create, authorize or issue any series or class of stock ranking prior, either as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up, to this Series, without the affirmative vote or consent of the holders of at least two-thirds of the aggregate number of shares of this Series at the time outstanding, voting as a separate class;
provided, that any increase in the total number of authorized shares of Common
Stock (or any series thereof) or Preferred Stock (or any series thereof), or the creation, authorization or issuance of any series of stock ranking, as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; provided, further, that no class vote of the holders of shares of this Series shall be required if, at or prior to the time when the actions described in clause (i) or (ii) of this subsection 5(g) shall become effective, provision is made in accordance with
Section 4 hereof for the redemption of all shares of this Series at the time outstanding.

               6. Preference upon Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the holders of shares of this Series shall be entitled to receive, out of the remaining net assets of the corporation, the Dollar Equivalent Value of 2.0 ounces of gold in cash for each share of this Series, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to or set apart for the holders of any Junior Stock. If, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the remaining net assets of the corporation are not sufficient to pay to the holders of shares of this Series the full amount of their preference set forth above, then the remaining net assets of the corporation shall be divided among and paid to the holders of shares of this Series, holders of shares of any other class or series of Preferred Stock and holders of shares of any other stock of the corporation on a parity with this Series as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation ratably per share in proportion to the full per share amounts to which they respectively are entitled. For purposes of this subsection (a) and
Section 6(b) hereof, a consolidation or merger of the corporation with one or more other corporations or the sale of all or substantially all of the assets of the corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

               (b) Subject to the rights of the holders of shares of any series or class of stock ranking prior to this Series and of the holders of shares of any stock of the corporation ranking on a parity as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, after payment shall have been made in full to the holders of this Series as provided in Section 6(a) hereof and this subsection
(b), the holders of any Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and shares of this Series shall not be entitled to share therein.

               7. Taxes. The corporation will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of certificates for shares of this Series on redemption of less than all of the shares represented by any certificate for such shares surrendered for redemption or pursuant to a Reserve Coverage Offer; provided, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of certificates for shares of this Series in a name other than that of the holder of shares of this Series to be redeemed or repurchased and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid. The corporation extends no protection with respect to any other taxes imposed in connection with such redemption or repurchase of shares of this Series.

               8. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights and powers other than as set forth herein and other than any which may be provided by law.

               9. Miscellaneous. Capitalized terms which are defined in this Exhibit are defined only for the purposes of this Exhibit, and not for the purposes of other Exhibits to the certificate of incorporation. Unless otherwise indicated, section references contained in this Exhibit refer to the corresponding sections of this Exhibit.






                                                                    EXHIBIT E


                                     TERMS

                                      OF

                      SILVER-DENOMINATED PREFERRED STOCK
                          (Par Value $0.10 Per Share)

                                      OF

                      FREEPORT-McMoRan COPPER & GOLD INC.


               The number, voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the corporation's
Silver-Denominated Preferred Stock are as set forth below:

               1. Designation. (a) 119,000 shares of Preferred Stock of the corporation are hereby constituted as a series of Preferred Stock designated as "Silver-Denominated Preferred Stock" (hereinafter called "this Series"). Each share of this Series shall be identical in all respects with the other shares of this Series. The Board of Directors is authorized to increase or decrease
(but not below the number of shares of this Series then outstanding) the number of shares of this Series.

               (b) Shares of this Series which have been redeemed for cash as hereinafter provided or purchased by the corporation shall be canceled, and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series, and may be reissued as a part of this Series or may be reclassified and reissued as part of a new or existing series of Preferred
Stock to be created by resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issue of such series of Preferred Stock.

               2. Dividends. (a) The holders of shares of this Series shall be entitled to receive, but only out of funds legally available therefor, cash dividends as hereinafter provided. Such dividends shall be paid when, as and if declared by the Board of Directors on the first day of February, May, August and November in each year until and including August 1, 2006 (or, if any shares of this Series remain outstanding after August 1, 2006, the last such date thereafter on which any shares of this Series remain outstanding)
(each such date being referred to herein as a "Dividend Payment Date") to holders of record on the record date determined by the Board of Directors in advance of the payment of each particular dividend. Such dividends shall be cumulative from the date of original issuance of the shares of this Series.

               (b) So long as any shares of this Series shall be outstanding, the corporation shall not, unless full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment upon all outstanding shares of this Series and the shares of any other class or series of Preferred Stock (including the Gold-Denominated Preferred Stock, the Gold-Denominated Preferred Stock, Series II, the Step-Up Convertible
Preferred Stock and the 7% Convertible Exchangeable Preferred Stock) and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series (the shares of any other class or series of Preferred Stock and any other class or series of stock of the corporation ranking, as to dividends, on a parity with shares of this Series being herein referred to as "Parity Dividend Stock"), (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, the Class A Common Stock of the corporation, the Class
B Common Stock of the corporation or any other stock of the corporation ranking junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation (the
Class A Common Stock, the Class B Common Stock and any such other stock being herein referred to as "Junior Stock"), other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, or (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock. For purposes of this Section 2 and of Section 4(f) hereof, if any depositary shares have been issued with respect to any series of stock, actions with respect to such depositary shares, including acquisition of and payments on or with respect to such depositary shares, shall be regarded as actions with respect to such series of stock.

               (c) If the funds available for the payment of dividends are insufficient to pay in full the dividends payable on all outstanding shares of this Series and shares of Parity Dividend Stock, the total available funds to be paid in partial dividends on the shares of this Series and shares of Parity
Dividend Stock shall be divided among this Series and the Parity Dividend
Stock in proportion to the aggregate amounts of dividends accrued and unpaid with respect to this Series and the Parity Dividend Stock. Accruals of dividends shall not bear interest.

               3. Dividend Rate. (a) The Dividend Rate per quarter on each share of this Series shall be an amount equal to the Dollar Equivalent Value
(as defined below) of 1.65 ounces of silver. "Dollar Equivalent Value" means the applicable Reference Silver Price multiplied by the applicable number of ounces of silver. "Reference Silver Price" means, when used to calculate the amount of any dividend payable on any Dividend Payment Date, the arithmetic average of the London silver fixing spot price for an ounce of silver in the London bullion market on each of the twenty trading days ending on the second trading day prior to the last day of the calendar quarter immediately preceding such Dividend Payment Date, as published in The Wall Street Journal
(Eastern Edition) (or, if such prices are not published in The Wall Street
Journal, as published in the Financial Times). If for any reason silver is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, silver will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S. dollars, in the then principal international trading market for silver as determined by the corporation's Board of Directors. On or before the fifth business day preceding each record date for the payment of a dividend in respect of the shares of this Series, the corporation will cause to be published in The Wall Street Journal (Eastern Edition) or, if such newspaper is not then published, in a newspaper or other publication of national circulation, the amount of the dividend payable in respect of each share of this Series (and, if the shares of this Series are represented by depositary shares, the amount so payable per depositary share) on the next succeeding Dividend Payment Date.

               (b) Dividends [in respect of the first Dividend Period shall accrue from the date of original issuance of the shares of this Series and] shall be calculated on the basis of a year of 360 days consisting of 12 30-day months. The term "Dividend Period", as used herein, means [(i), with respect to the November 1, 1994 Dividend Payment Date, the period from the date of original issuance of the shares of this Series to and including such Dividend
Payment Date, and (ii)], with respect to any [other] Dividend Payment Date, the period commencing on the day following the immediately preceding Dividend
Payment Date to and including such Dividend Payment Date.

               4.  Redemption.  (a)  The Company will redeem annually on
August 1 beginning in 1999, out of funds legally available therefor, a number of shares of this Series equal to one eighth of the total number of shares of this Series outstanding immediately after the date of original issuance of the shares of this Series (including any shares issued pursuant to underwriters' over-allotment options) (the "Original Shares"), at the Dollar Equivalent
Value per share of 160 ounces of silver.

               (b) The shares of this Series shall not be subject to redemption at the option of the corporation except as described in this subsection (b). If at any time the total number of outstanding depositary shares representing shares of this Series (the "Depositary Shares") shall be less than 15% of the total number of Depositary Shares representing shares of this Series outstanding immediately after the date of original issuance of the shares of this Series, the corporation shall have the option to redeem the outstanding shares of this Series, in whole but not in part, on any subsequent
Dividend Payment Date out of funds legally available therefor, at an amount equal to the Dollar Equivalent Value of 160 ounces of silver per share plus accrued and unpaid dividends (as hereinafter defined) to the date fixed for redemption. For purposes of determining the number of shares of this Series outstanding on any Dividend Payment Date, the shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore canceled (or in the case of any shares of this Series represented by depositary shares, the depositary shares representing shares of this Series acquired by the corporation on or prior to such Dividend Payment Date and not theretofore delivered to the depositary for the depositary shares for cancellation) shall be deemed to be outstanding. Notice of any such redemption as described in this subsection (b) shall be mailed to holders of the shares of this Series within 30 days after such Dividend Payment Date in accordance with the provisions of Section 4(c) hereof. In connection with any redemption pursuant to this subsection (b), the corporation shall instruct the depositary in respect of any Depositary Shares representing shares of this Series to redeem such Depositary Shares on the same date as the redemption of shares of this Series.

               (c) At least 30 days but no more than 60 days prior to the date fixed for redemption of the shares of this Series in accordance with
Section 4(a) hereof or this subsection (b) (the "Call Date"), a written notice will be mailed to each holder of record (and each beneficial owner to the extent required by law) of shares of this Series to be redeemed, notifying such holder of the corporation's election to redeem such shares if such redemption is pursuant to Section 4(b) hereof, setting forth the method for determining the amount payable per share of this Series on the Call Date, stating the Call Date and calling upon such holder to surrender to the corporation on the Call Date at the place designated in such notice the certificate or certificates representing the shares called for redemption.

               (d) At any time after a notice of redemption has been given in the manner prescribed in Section 4(a) or (b) hereof and the amount payable on the date fixed for redemption can be determined by the corporation, and prior to the date fixed for redemption, the corporation may deposit in trust, with a bank or trust company identified in the notice of redemption having capital, surplus and undistributed profits aggregating at least $50,000,000, an aggregate amount of funds sufficient for such redemption (including dividends accrued on the shares of this Series called for redemption to the date fixed for redemption) for immediate payment in the appropriate amounts upon surrender of certificates for such shares. Any interest accrued on such funds shall be paid to the corporation from time to time. Such deposit in trust shall be irrevocable, except that any funds deposited by the corporation which are unclaimed at the end of two years from the date fixed for such redemption shall be paid over to the corporation upon its request, and upon such repayment the holders of the shares so called for redemption shall look only to the corporation for payment of the appropriate amount.

               (e) From and after the date fixed for redemption (unless the corporation shall default in making payment of the amount payable upon such redemption), whether or not certificates for shares so called for redemption have been surrendered by the holders thereof as described below, dividends on the shares of this Series so called for redemption shall cease to accrue, and, from and after the date of the deposit of trust funds for the redemption of shares of this Series in accordance with the provisions of Section 4(d) hereof, such shares shall be deemed to be no longer outstanding, and all rights of the holders thereof as stockholders of the corporation (except the right to receive from the corporation the amount payable upon such redemption) shall cease and terminate. Upon surrender in accordance with the notice of redemption of the certificates for any shares of this Series so redeemed
(properly endorsed or assigned for transfer if the corporation shall so require and the notice shall so state), the holder thereof shall be entitled to receive payment of the redemption price plus an amount equal to all accrued and unpaid dividends as aforesaid.

               (f) If the corporation shall have failed to make any required annual redemption then, until it shall have redeemed all outstanding shares of this Series then required to be redeemed, the corporation may not (i) declare, pay or set apart any amounts for dividends on, or make any other distribution in cash or other property in respect of, any Junior Stock other than a dividend payable solely in Junior Stock, (ii) purchase, redeem or otherwise acquire for value any shares of Junior Stock, directly or indirectly, other than as a result of a reclassification, exchange or conversion of one Junior
Stock for or into another Junior Stock, or other than through the use of proceeds of a substantially contemporaneous sale of other Junior Stock, (iii) make any payment on account of, or set aside money for, a sinking or other like fund for the purchase, redemption or other acquisition for value of any shares of Junior Stock or (iv) purchase, redeem or otherwise acquire for value any shares of stock of the corporation ranking on a parity with the shares of this Series as to dividends or distribution of assets upon liquidation, dissolution or winding up ("Parity Stock").

               (g) (i) Within 90 days following each Calculation Date (as defined below), the corporation shall be required to prepare a certificate (a
"Corporation Certificate") setting forth its determination of the Reserve
Amount (as defined below) as of such Calculation Date. If the Reserve Amount, as shown on the Corporation Certificate prepared with respect to any Calculation Date is less than the Aggregate Reserve Requirement (as defined below) as of such Calculation Date, the corporation will be required to make an offer (a "Reserve Coverage Offer") to purchase, out of funds legally available therefor, at a price equal to the liquidation preference thereof as of the Purchase Date (as hereinafter defined), plus accrued and unpaid dividends (as defined below) thereon to the Purchase Date, a sufficient number of shares of this Series and of other Silver Parity Stock (as defined below)
(or the depositary shares, if any, issued with respect thereto) such that, if all such shares had been repurchased on the relevant Calculation Date, the Reserve Amount on that date would have been greater than or equal to the Aggregate Reserve Requirement on such date. If the Corporation Certificate prepared with respect to any Calculation Date shows that the Reserve Amount is less than the Aggregate Reserve Requirement on such date, the corporation shall include in such Corporation Certificate its calculation of the number of shares of this Series (or related depositary shares) and the number of shares of other Parity Stock (or related depositary shares) it intends to offer to purchase to satisfy the foregoing requirements (such number with respect to any series being referred to as the "Offer Amount" with respect to such series). The corporation, in its sole discretion, may determine the number of shares, if any, of this Series (or related depositary shares) and the number of shares, if any, of each other series of Silver Parity Stock (or related depositary shares) to which a Reserve Coverage Offer will be made so long as such requirements are satisfied.

               (ii) If required to make a Reserve Coverage Offer, the corporation will commence such offer not more than 60 days after the date of the Corporation Certificate prepared with respect to the applicable
Calculation Date, by mailing a notice to all holders of record of the shares of each series included in such Reserve Coverage Offer setting forth (A) that such notice is being given pursuant to a Reserve Coverage Offer, (B) the Offer
Amount with respect to such series, (C) the method for determining the amount payable per share of such series on the Purchase Date, (D) the last date (the
"Purchase Date"), which shall not be less than 30 nor more 60 days after the date of such notice, by which a holder must elect whether to accept the Reserve Coverage Offer, (E) the procedures that such holder must follow to exercise its rights and (F) the procedures for withdrawing an election. The corporation shall also cause a copy of such notice to be published in The Wall
Street Journal (Eastern Edition) or another daily newspaper of national circulation.

               (iii) Holders of shares of any series electing to have shares of such series purchased by the corporation pursuant to a Reserve Coverage
Offer will be required to surrender the certificates representing such shares, with an appropriate form duly completed, to the corporation prior to the Purchase Date. Holders will be entitled to withdraw an election by a written notice of withdrawal delivered to the corporation prior to the close of business on the Purchase Date. The notice of withdrawal shall state the number of shares and certificate numbers to which the notice of withdrawal relates and the number of shares and certificate numbers, if any, which remain subject to the election. If the aggregate number of shares of any series tendered exceeds the Offer Amount with respect to such series, the corporation will select the shares of such series to be purchased on a pro rata basis as nearly as practicable. The corporation shall, as promptly as reasonably practicable after the Purchase Date, cause payment to be mailed or delivered to each tendering holder in the amount of the purchase price, and any unpurchased shares to be returned to the holder thereof.

               (h)  If, at the time of any annual redemption or of a Reserve
Coverage Offer, the funds of the corporation legally available for redemption or repurchase of the shares of this Series are insufficient to redeem or repurchase all of such shares and all of the shares of any other series of Parity Stock which the corporation is then obligated to redeem or repurchase,
(i) the total legally available funds shall be allocated among the shares of this Series and of such other series in proportion to the aggregate dollar amount of redemption or other repurchase obligations with respect to this Series and such other series and (ii) the portion of such funds allocated to this Series will be used to redeem or repurchase the maximum possible number of shares of this Series, pro rata based upon the number of shares to be redeemed or delivered for repurchase, as the case may be. At any time thereafter when additional funds of the corporation become legally available for such purpose, after giving effect to the foregoing allocation provisions, such funds shall immediately be used to redeem or repurchase, as the case may be, any additional shares of this Series which the corporation is obligated to redeem or repurchase, as the case may be, but which it has not so redeemed or repurchased.

               (i) The corporation shall not have the right to redeem shares of this Series pursuant to Section 4(a) or (b) hereof unless full cumulative dividends for all past dividend periods shall have been paid or declared and set aside for payment upon all outstanding shares of this Series and all outstanding shares of other series of stock of the corporation ranking, as to dividends, on a parity with the shares of this Series.

               (j) The corporation will not consummate or permit any subsidiary to consummate any transaction involving the corporation which would cause the Reserve Amount to fall below the Aggregate Reserve Requirement immediately after consummation of such transaction unless the corporation will have sufficient legally available funds immediately following consummation of such transaction to complete any Reserve Coverage Offer required as a result thereof.

               (k) Definitions. For purposes of this Section 4, the following terms shall have the meanings indicated:

                     (i) "accrued and unpaid dividends" per share of this Series (A) in the case of any Reserve Coverage Offer, (B) in the case of any annual or optional redemption and (C) in the case of a liquidation event, shall be equal to the sum of (x) the aggregate amount of any accrued and unpaid dividends on such share through the next preceding Dividend Payment Date
               (calculated as provided in Section 3 hereof) plus (y) a proportionate amount of the regular quarterly dividend at the Dividend Rate for the period from the day following the immediately preceding Dividend Payment Date through the redemption date, Purchase Date or date of liquidating distribution (calculated on the basis of a year of 360 days consisting of twelve 30-day months) multiplied by the Reference
               Silver Price used to calculate the other amounts payable to holders of the shares of this Series in connection with such redemption, purchase or liquidation event. If a quarterly dividend is not declared and paid as provided in Section 3 hereof, the unpaid dividend that shall cumulate for such Dividend Period will be the amount of the dividend that would have been payable on the Dividend Payment Date if such dividend had been timely paid.

                     (ii)  "Aggregate Reserve Requirement" as of any
               Calculation Date means the sum of the individual Reserve
               Coverage Requirements with respect to each series of Silver
               Parity Stock, including this Series.

                     (iii) "Calculation Date" means (i) December 31 of each year and (ii) the date of the consummation of each transaction undertaken by the corporation or any subsidiary of the corporation which would either (a) cause the Reserve Amount, as estimated by the corporation, to decrease by 50% or more from the preceding Calculation Date or (b) cause the Reserve Amount, as estimated by the corporation, to fall below the Aggregate
               Reserve Requirement on such date.

                     (iv) "Silver Parity Stock" means this Series and any other series of Parity Stock the liquidation preference of which is based on specified amounts of silver or the Dollar
               Equivalent Value thereof.

                     (v) "Reference Silver Price", when used to calculate the amount of any dividend payable on any Dividend Payment Date or of any annual or optional redemption payment with respect to the shares of this Series means the arithmetic average of the London silver fixing spot price for an ounce of silver in the London bullion market on each of the twenty trading days ending on the second trading day prior to the last day of the calendar quarter immediately preceding such quarterly date, as published in The Wall Street Journal (Eastern Edition) (or, if such prices are not published in The Wall Street Journal (Eastern
               Edition), as published in the Financial Times). When used to calculate any other amount payable with respect to the shares of this Series or to purchase any shares of this Series on any date, the "Reference Silver Price" means the arithmetic average of the London silver fixing spot price for an ounce of silver on the London bullion market on each of the twenty trading days ending on the second trading day prior to (i) in the case of any Reserve Coverage Offer, the date of commencement thereof and (ii) in the case of a liquidation event, the date 30 days prior to the date fixed for the liquidating distribution. If for any reason silver is not traded during any relevant period in the London bullion market or is not quoted in U.S. dollars in such market, silver will be valued during such period or portion thereof, as the case may be, on the basis of trading prices, quoted in U.S. dollars, in the then principal international trading market for silver as determined by the corporation's Board of Directors.

                     (vi) "Required Coverage Multiplier" means (x) 2.0 with respect to this Series, (y) with respect to any other series of Silver Parity Stock having the benefit of a provision requiring an offer similar to the Reserve Coverage Offer, the multiplier applicable thereto by the terms of such other series, and (z)
               1.0 with respect to any other series of Silver Parity Stock.

                     (vii) "Reserve Amount" as of any Calculation Date means the corporation's Proportionate Interest in the estimated proved and probable silver reserves of the corporation and of any entity in which the corporation has a direct or indirect beneficial ownership interest. The estimated proved and probable silver reserves shall be determined based upon evaluation methods generally applied by the mining industry.
               The corporation's "Proportionate Interest" in any estimated proved and probable silver reserves shall be the corporation's direct or indirect beneficial ownership interest in such reserves, giving effect to reductions required to reflect any beneficial ownership interest of any person other than the corporation in such reserves.

                     (viii) "Reserve Coverage Requirement" with respect to any series of Silver Parity Stock shall mean the product of (x) the aggregate liquidation preference of all outstanding shares of such series (expressed in ounces of silver) times (y) the Required Coverage Multiplier applicable to such series. With respect to any series with respect to which depositary shares have been issued, the aggregate liquidation preference of such series shall be determined on the basis of the number of such depositary shares as are issued and outstanding as of the applicable Calculation Date (excluding any depositary shares which have been acquired by the corporation on or prior to the date of the preparation of the Corporation Certificate with respect to such Calculation Date).

               5. Voting Rights. (a) Except for the voting rights described below and except as otherwise required by law, the holders of shares of this Series shall not be entitled to vote on any matter or to receive notice of, or to participate in, any meeting of the stockholders of the corporation. Each share of Preferred Stock of this Series will be entitled to one vote on matters which holders of such Series are entitled to vote.

               (b) The shares of this Series shall be entitled to vote with respect to the election of directors in accordance with Sections I(A)(4) and II(B)(2) of Article FOURTH of the certificate of incorporation.

               (c) Whenever dividends payable on shares of this Series shall be in default in an aggregate amount equal to or exceeding six full quarterly dividends on all shares of this Series at the time outstanding, the number of directors then constituting the Board of Directors of the corporation shall be increased by two, and holders of shares of this Series shall, in addition to any other voting rights, have the right, voting separately as a class together with holders of all other series of stock of the Company ranking on a parity with shares of this Series either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (such other series of stock being herein referred to as "Other Voting Stock"), to elect such two additional directors. In such case, the Board of Directors will be increased by two directors, and the holders of shares of this Series (either alone or with the holders of Other Voting Stock) will have the exclusive right as members of such class, as described above, to elect two directors at the next annual meeting of stockholders. Whenever such right of the holders of shares of this Series shall have vested, such right may be exercised initially either at a special meeting of such holders as provided in Section 5(d) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual meetings. The right of the holders of shares of this Series to vote together as a class with the holders of shares of any Other
Voting Stock shall continue until such time as all dividends accrued on outstanding shares of this Series to the Dividend Payment Date next preceding the date of any such determination shall have been paid in full, or declared and set apart in trust for payment, at which time the right of the holders of shares of this Series so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default of the character mentioned above.

               (d) At any time when the right of the holders of shares of this Series to elect directors as provided in Section 5(c) hereof shall have vested, and if such right shall not already have been initially exercised, a proper officer of the corporation, upon the written request of the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding, addressed to the Secretary of the corporation, shall call a special meeting of the holders of shares of this Series and of such Other Voting Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such officer). If such meeting shall not be called by a proper officer of the corporation within 20 days after personal service of such written request upon the Secretary of the corporation, or within 20 days after mailing the same within the United States of America, addressed to the Secretary of the corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least 10% of the aggregate number of shares of this Series and shares of any Other Voting Stock at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the corporation, and such meeting may be called by such person so designated upon the same form of notice as is required for annual meetings of stockholders and shall be held at the place for the holding of annual meetings of stockholders of the corporation (or such other suitable place as is designated by such person).
Any holder of shares of this Series so designated shall have access to the registry books of the corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subsection (d). Notwithstanding anything to the contrary contained in this subsection (d), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders of the corporation.

               (e) At any meeting held for the purpose of electing directors at which holders of shares of this Series shall have the right, voting together as a class with holders of shares of any Other Voting Stock to elect directors as provided in Section 5(c) hereof, the presence, in person or by proxy, of the holders of 33 1/3% of the aggregate number of shares of this Series and shares of such Other Voting Stock at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of directors pursuant to such Section 5(c). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of this Series and shares of such Other Voting Stock shall not prevent the election of the directors to be elected otherwise than pursuant to Section 5(c) hereof and
(ii) in the absence of a quorum, either of the shares of this Series and shares of such Other Voting Stock or of any other shares of stock of the corporation, or both, a majority of the holders, present in person or by proxy, of the class or classes of stock which lack a quorum shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

               (f) During any period when the holders of shares of this Series shall have the right to vote together as a class with the holders of shares of any Other Voting Stock for directors as provided in Section 5(c) hereof, (i) the directors so elected by such holders shall continue in office until their successors shall have been elected by such holders or until termination of the rights of such holders to vote as a class for directors and
(ii) any vacancies in the Board of Directors shall be filled only by a majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. Immediately upon termination of the right of holders of this Series and any Other Voting Stock to vote as a class for directors, (i) the term of office of the directors so elected shall terminate and (ii) the number of directors shall be such number as may be provided for in the by-laws of the corporation irrespective of any increase pursuant to the provisions of Section 5(c) hereof.

               (g) In addition to any other vote required by law, the corporation shall not (i) amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of its certificate of incorporation
(including the terms of this Series) so as to materially and adversely affect any right, preference, privilege or voting power of this Series or (ii) create, authorize or issue any series or class of stock ranking prior, either as to payment of dividends or distributions of assets upon liquidation, dissolution or winding up, to this Series, without the affirmative vote or consent of the holders of at least two-thirds of the aggregate number of shares of this Series at the time outstanding, voting as a separate class;
provided, that any increase in the total number of authorized shares of Common
Stock (or any series thereof) or Preferred Stock (or any series thereof), or the creation, authorization or issuance of any series of stock ranking, as to dividends or distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, on a parity with the shares of this Series will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; provided, further, that no class vote of the holders of shares of this Series shall be required if, at or prior to the time when the actions described in clause (i) or (ii) of this Section
5(g) shall become effective, provision is made in accordance with Section 4 hereof for the redemption of all shares of this Series at the time outstanding.

               6. Preference upon Liquidation. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the holders of shares of this Series shall be entitled to receive, out of the remaining net assets of the corporation, the Dollar Equivalent Value of 160 ounces of silver in cash for each share of this Series, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on each such share up to the date fixed for distribution, before any distribution shall be made to or set apart for the holders of any Junior Stock. If, after payment or provision for payment of the debts and other liabilities of the corporation and of dividends and liquidation preferences in respect of any other stock of the corporation ranking senior to the shares of this Series as to such payments, the remaining net assets of the corporation are not sufficient to pay to the holders of shares of this Series the full amount of their preference set forth above, then the remaining net assets of the corporation shall be divided among and paid to the holders of shares of this Series, holders of shares of any other class or series of Preferred Stock and holders of shares of any other stock of the corporation on a parity with this Series as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation ratably per share in proportion to the full per share amounts to which they respectively are entitled. For purposes of this subsection (a) and
Section 6(b) hereof, a consolidation or merger of the corporation with one or more other corporations or the sale of all or substantially all of the assets of the corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation.

               (b) Subject to the rights of the holders of shares of any series or class of stock ranking prior to this Series and of the holders of shares any stock of the corporation ranking on a parity as to dividends and distribution of assets upon liquidation, dissolution or winding up of the affairs of the corporation, after payment shall have been made in full to the holders of this Series as provided in Section 6(a) hereof and this subsection
(b), the holders of any Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and shares of this Series shall not be entitled to share therein.

               7. Taxes. The corporation will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of certificates for shares of this Series on redemption of less than all of the shares represented by any certificate for such shares surrendered for redemption or pursuant to a Reserve Coverage Offer; provided, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of certificates for shares of this Series in a name other than that of the holder of shares of this Series to be redeemed or repurchased and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the corporation, that such tax has been paid. The corporation extends no protection with respect to any other taxes imposed in connection with such redemption or repurchase of shares of this Series.

               8. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights and powers other than as set forth herein and other than any which may be provided by law.

               9. Miscellaneous. Capitalized terms which are defined in this Exhibit are defined only for the purposes of this Exhibit, and not for the purposes of other Exhibits to the certificate of incorporation. Unless otherwise indicated, section references contained in this Exhibit refer to the corresponding sections of this Exhibit.


                                                                      ANNEX II



                    FREEPORT-McMoRan COPPER & GOLD INC.

                         ADJUSTED STOCK AWARD PLAN




                                 SECTION 1

               Purpose.  The purpose of the Freeport-McMoRan Copper & Gold
Inc. Adjusted Stock Award Plan (the "Plan") is to provide for the issuance and administration of certain awards relating to common stock of the Company issued to employees, officers and directors of Freeport-McMoRan Inc. ("FTX"), the Company's current parent, in connection with FTX's distribution to FTX stockholders of all of the Class B Common Stock of the Company.

                                   SECTION 2

               Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

               "Award" shall mean any Option, Limited Right, Stock
Appreciation Right or Stock Incentive Unit granted under this Plan.

               "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

               "Board" shall mean the Board of Directors of the Company.

               "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of which directors, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Committee shall be the Corporate
Personnel Committee of the Board.

               "Company" shall mean Freeport-McMoRan Copper & Gold Inc.

               "Consent Solicitation Statement" shall mean the consent solicitation statement dated ___________ __, 1995 distributed to Company stockholders in connection with the transactions relating to the Distribution.

               "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

               "Distribution" shall mean the distribution by FTX of all the then outstanding Shares owned by FTX to the holders of FTX common stock, as described in the Consent Solicitation Statement.

               "Distribution Date" shall mean the effective date of the Distribution.

               "Eligible Individual" shall mean any present or former employee, officer or director of FTX who on the Distribution Date holds an FTX
Award.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "FTX Award" shall mean any of the FTX Options, FTX Director
Options, FTX SARs and FTX SIUs, and any limited rights appertaining thereto.

               "FTX Director Option" shall mean an option to purchase FTX common stock granted under the FTX 1988 Stock Option Plan for Non-Employee
Directors that is outstanding and unexercised on the Distribution Date.

               "FTX Option" shall mean an option to purchase FTX common stock granted by FTX to a present or former officer or employee of FTX that is outstanding and unexercised on the Distribution Date.

               "FTX SAR" shall mean a stock appreciation right granted to a present or former officer or employee of FTX that is outstanding and unexercised on the Distribution Date.

               "FTX SIU" shall mean a stock incentive unit granted under the FTX 1992 Stock Incentive Unit Plan that is outstanding and unexercised on the Distribution Date.

               "Limited Right" shall mean any right granted under Section 8 of the Plan.

               "Offer" shall mean any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 40% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends).

               "Offer Price" shall mean the highest price per Share paid in any Offer that is in effect at any time during the period beginning on the ninetieth day prior to the date on which a Limited Right is exercised and ending on and including the date of exercise of such Limited Right. Any securities or property that comprise all or a portion of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price at the higher of (i) the valuation placed on such securities or property by the person or persons making such Offer, or (ii) the valuation, if any, placed on such securities or property by the Committee or the Board.

               "Option" shall mean an option granted under Section 6 of the Plan.

               "Participant" shall mean any Eligible Individual granted an Award under the Plan.

               "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

               "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

               "SAR" shall mean a Stock Appreciation Right.

               "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

               "SIU" shall mean any Stock Incentive Unit.

               "Shares" shall mean the shares of Class B Common Stock, par value $.10 per share, of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

               "Stock Appreciation Right" shall mean any award of stock appreciation rights granted under Section 7 of the Plan.

               "Stock Incentive Unit" shall mean any award of stock incentive units granted under Section 9 of the Plan.

               "Subsidiary" shall mean any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity.

                                 SECTION 3

               Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee shall have no discretion relating to the timing, price and size of Awards granted under the Plan, which shall be determined in accordance with the provisions of Sections 6 through 9. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Eligible Individual.

                                 SECTION 4

               Eligibility. Each Eligible Individual shall be granted an Award in accordance with the provisions of the Plan.

                                 SECTION 5

               (a) Shares Available for Awards. Subject to adjustment as provided in paragraph 5(b):

               (i)  Calculation of Number of Shares Available.
The number of Shares with respect to which Awards may be granted under the Plan shall be such number of Shares as results from the application of the award formulas set forth in Sections 6 through 8. Such number of Shares shall not be reduced by the number of Shares with respect to which SIUs shall be granted, which shall be determined in accordance with Section 9. If, after the effective date of the Plan, an Award granted under the Plan expires or is exercised, forfeited, canceled or terminated without the delivery of Shares, then the Shares covered by such Award or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such expiration, exercise, forfeiture, cancellation or termination, shall not thereafter be available for grants or Awards under the Plan.

             (ii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares or of treasury Shares, including Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

               (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase
Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (ii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                                 SECTION 6

               (a) Stock Options. Immediately prior to the Distribution, each holder of an FTX Option or an FTX Director Option shall receive an Option to purchase such number of Shares (disregarding any fractional Share) as such holder would be eligible to receive in the Distribution with respect to the number of shares of FTX common stock subject to such FTX Award if such holder were the owner of record of such FTX shares on the record date for the Distribution. Except as set forth in paragraph 6(b), each such Option shall have the same remaining term and other terms and conditions (whether such terms and conditions are contained in the related FTX Award agreement or in the plan under which such FTX Award was made) and shall be exercisable to the same extent as the FTX Award from which they were derived, with such changes and modifications as are necessary to substitute the Company for FTX as the issuer of the Option; provided, however, if the FTX Award from which an Option is derived has a term that will expire prior to one hundred and eighty days after the effective date of the Distribution, the term of such Option shall expire on the one hundred and eightieth day after the effective date of the Distribution. Notwithstanding the foregoing, no Option shall be exercisable prior to the ninetieth day after the effective date of the Distribution.

               (b) Exercise Price. The per Share exercise price of each Option granted pursuant to paragraph 6(a) shall be the per share exercise price or grant price of the FTX Award from which such Option was derived multiplied by a fraction, the numerator of which is the per Share fair market value at the time of the Distribution, determined as set forth below, and the denominator of which is the per share fair market value of FTX common stock
(trading with due bills) at the time of the Distribution, determined as set forth below. For purposes of this paragraph 6(b), the per Share fair market value at the time of the Distribution shall be the weighted average when-issued per Share price on the New York Stock Exchange on the first day on which the Shares are traded on a when-issued basis on the New York Stock
Exchange, and the per share fair market value of FTX common stock (trading with due bills) at the time of the Distribution shall be the weighted average per share price of FTX common stock (trading with due bills) on the New York
Stock Exchange on such trading day.

               (c)  Tax-Offset Payment Right.  If the FTX Award from which the
Option granted under this Section 6 derives contained a right to receive a cash payment upon exercise of such FTX Award related to and intended to defray the income tax liability associated therewith, the Option granted under this
Section 6 shall contain a similar tax-offset payment right feature.

               (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by applying cash amounts payable by the Company upon the exercise of such Option or other Awards by the optionee or by exchanging whole Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents, cash amounts so payable by the Company upon exercises of Awards and the fair market value of any such whole Shares so tendered to the Company, valued (in accordance with procedures established by the Committee) as of the effective date of such exercise, is at least equal to such option price.

                                 SECTION 7

               (a)  Stock Appreciation Rights.  Immediately prior to the
Distribution, each holder of an FTX SAR shall receive a Stock Appreciation
Right relating to such number of Shares (disregarding any fractional Share) as such holder would be eligible to receive in the Distribution with respect to the number of shares of FTX common stock to which such FTX SAR relates if such holder were the owner of record of such FTX shares on the record date for the Distribution. Except as set forth below, each such SAR shall have the same remaining term and other terms and conditions (whether such terms and conditions are contained in the related FTX SAR agreement or in the plan under which such FTX SAR was awarded) and shall be exercisable to the same extent as the FTX SAR from which they were derived, with such changes and modifications as are necessary to substitute the Company for FTX as the issuer of the SAR.
The per Share grant price of each SAR shall be determined in the same manner as the exercise price of Options granted pursuant to Section 6, as described in paragraph 6(b).

               (b) A Stock Appreciation Right shall entitle the Participant to receive upon exercise, for each Share to which the SAR relates, an amount in cash equal to the excess, if any, of the fair market value of a Share on the date of exercise of the SAR over the grant price.

                                 SECTION 8

               (a) Limited Rights. Each holder of an FTX Option shall receive, at the same time as and in tandem with each Option granted to such holder under Section 6, Limited Rights equal in number to the number of Shares subject to such Option with which such Limited Rights are in tandem. Such
Limited Rights shall have a grant price equal to the exercise price of the Option with which it is in tandem, and shall in all other respects contain the same terms and conditions as in the agreement pertaining to the FTX Option from which they derived.

               (b) A Limited Right shall entitle the Participant to receive upon exercise, for each Share to which the Limited Right relates, an amount in cash equal to the excess, if any, of the Offer Price on the date of exercise of the Limited Right over the grant price. Any Limited Right shall only be exercisable during a period beginning not earlier than one day and ending not more than ninety days after the expiration date of an Offer.

                                 SECTION 9

               (a)  Stock Incentive Units.  Immediately prior to the
Distribution, each holder of an FTX SIU shall receive a Stock Incentive Unit relating to such number of Shares (disregarding any fractional Share) as such holder would be eligible to receive in the Distribution with respect to the number of shares of FTX common stock to which such FTX SIU relates if such holder were the owner of record of such FTX shares on the record date for the Distribution. Except as set forth below, each such SIU shall have the same remaining term and other terms and conditions (whether such terms and conditions are contained in the related FTX SIU agreement or in the plan under which such FTX SIU was awarded) and shall be exercisable to the same extent as the FTX SIU from which they were derived, with such changes and modifications as are necessary to substitute the Company for FTX as the issuer of the SIU.
The per Share exercise price of each SIU shall be determined in the same manner as the exercise price of Options granted pursuant to Section 6, as described in paragraph 6(b).

               (b) A Stock Incentive Unit shall entitle the Participant to receive upon exercise, for each Share to which the SIU relates, an amount in cash equal to the excess, if any, of the fair market value of a Share on the date of exercise of the SIU over the exercise price. In the event that the SIU is exercised during a period beginning not earlier than one day after the expiration date of an Offer and ending not more than ninety days after the expiration date of such Offer, an SIU shall entitle the Participant to receive upon exercise, for each Share to which the SIU relates, the higher of (i) the amount described in the first sentence of this paragraph 9(b) and (ii) an amount in cash equal to the excess, if any, of the Offer Price on the date of exercise of the SIU over the exercise price.

                                SECTION 10

               (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or any successor provision thereto.
Notwithstanding anything to the contrary contained herein, (i) the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United
States, and (ii) any amendment, suspension or termination made in accordance with this paragraph 10(a) that would adversely affect a Participant's rights under an Award made under the Plan may not be made without such Participant's consent and (iii) no amendment to the provisions of Sections 6 through 9 of the Plan relating to the amount, price and timing of Awards under the Plan may be made more often than once every six months, except to comport with the provisions of the Code or the regulations thereunder.

               (b) Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which an Award becomes exercisable, or (ii) to cancel an Award and grant a new
Award in substitution therefor under such different terms and conditions as it determines in its sole and complete discretion to be appropriate.

               (c)  Adjustment of Awards Upon the Occurrence of Certain
Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in paragraph 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

               (d)  Cancellation.  Any provision of this Plan or any Award
Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

                                SECTION 11

               (a) Award Agreements. Each Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto and that shall, in accordance with the provisions of the Plan, replicate as closely as possible the terms, conditions and other contractual attributes of the FTX Award from which the Award is derived, as in effect on the Distribution Date.

               (b) Nontransferability. No Award shall be transferable by a Participant other than by will or the laws of descent and distribution or, to the maximum extent permitted by Rule 16b-3, pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee. An Award may be exercised, during the Participant's lifetime, only by the Participant or the transferee under the QDRO. The designation of a Designated Beneficiary shall not be a violation of this paragraph 11(b).

               (c) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (d)  No Limit on Other Compensation Arrangements.   Nothing
contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

               (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be engaged or employed by or retained in the employ of FTX, the Company or any Subsidiary. FTX, the Company or any Subsidiary may at any time dismiss a Participant from engagement or employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or any agreement relating to the engagement or employment of the Participant by FTX, the Company or any Subsidiary.

               (f) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the State of Delaware.

               (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

               (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other
Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

               (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine, in accordance with the terms of the Plan, as applicable, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

               (j) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                SECTION 12

               Effective Date of the Plan. The Plan shall be effective as of the date of its approval by the holders of the common stock of the Company.

                                SECTION 13

               Term of the Plan. Subject to paragraph 5(b), no Award shall be granted under the Plan except the Awards provided for in Sections 6, 7, 8 and
9. Awards granted hereunder shall continue until their respective expiration dates, and the authority of the Committee to administer, interpret, amend, alter, adjust, suspend, discontinue, or terminate, in accordance with the provisions of the Plan, any such Award or to waive any conditions or rights under any such Award shall extend until the latest such date.





                                                                     ANNEX III




                     FREEPORT-McMoRan COPPER & GOLD INC.

                            1995 STOCK OPTION PLAN



                                   SECTION 1

               Purpose.  The purpose of the Freeport-McMoRan Copper & Gold
Inc. 1995 Stock Option Plan (the "Plan") is to motivate and reward key personnel by giving them a proprietary interest in the Company's continued success.

                                   SECTION 2

               Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

               "Award" shall mean any Option, Stock Appreciation Right,
Limited Right or Other Stock-Based Award.

               "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

               "Board" shall mean the Board of Directors of the Company.

               "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of which directors, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Committee shall be the Corporate
Personnel Committee of the Board.

               "Company" shall mean Freeport-McMoRan Copper & Gold Inc.

               "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

               "Employee" shall mean (i) any person providing services as an officer of the Company or a Subsidiary, whether or not employed by such entity, including any such person who is also a director of the Company, (ii) any employee of the Company or a Subsidiary, including any director who is also an employee of the Company or a Subsidiary, (iii) any officer or employee of an entity with which the Company has contracted to receive executive or management services who provides services to the Company or a Subsidiary through such arrangement and (iv) any person who has agreed in writing to become a person described in clauses (i), (ii) or (iii) within not more than 30 days following the date of grant of such person's first Award under the Plan.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "Incentive Stock Option" shall mean an option granted under
Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

               "Limited Right" shall mean any right granted under Section 8 of the Plan.

               "Nonqualified Stock Option" shall mean an option granted under
Section 6 of the Plan that is not intended to be an Incentive Stock Option.

               "Offer" shall mean any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 40% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends).

               "Offer Price" shall mean the highest price per Share paid in any Offer that is in effect at any time during the period beginning on the ninetieth day prior to the date on which a Limited Right is exercised and ending on and including the date of exercise of such Limited Right. Any securities or property that comprise all or a portion of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price at the higher of (i) the valuation placed on such securities or property by the person or persons making such Offer, or (ii) the valuation, if any, placed on such securities or property by the Committee or the Board.

               "Option" shall mean an Incentive Stock Option or a Nonqualified
Stock Option.

               "Other Stock-Based Award" shall mean any right or award granted under Section 9 of the Plan.

               "Participant" shall mean any Employee granted an Award under the Plan.

               "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

               "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

               "SAR" shall mean any Stock Appreciation Right.

               "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

               "Shares" shall mean the shares of Class B Common Stock, par value $0.10 per share, of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

               "Stock Appreciation Right" shall mean any right granted under
Section 7 of the Plan.

               "Subsidiary" shall mean (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

                                   SECTION 3

               Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, whole Shares, other whole securities, other Awards, other property or other cash amounts payable by the Company upon the exercise of that or other Awards, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable by the Company with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Employee.

                                   SECTION 4

               Eligibility. Any Employee who is not a member of the Committee shall be eligible to be granted an Award.

                                   SECTION 5

               (a) Shares Available for Awards. Subject to adjustment as provided in Section 5(b):

               (i)  Calculation of Number of Shares Available.   The number of
Shares with respect to which Awards may be granted under the Plan shall be
10,000,000.  Shares subject to Awards that are not granted in tandem with an
Option and that by their terms may be settled only in cash shall not be counted against such total, except as may be required to comply with Rule
16b-3.  If, after the effective date of the Plan, an Award granted under the
Plan expires or is exercised, forfeited, canceled or terminated without the delivery of Shares, then the Shares covered by such Award or to which such
Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such expiration, exercise, forfeiture, cancellation or termination without the delivery of Shares, shall again be, or shall become, Shares with respect to which Awards may be granted.

               (ii)  Substitute Awards.  Any Shares delivered by the
Company, any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make
Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines, shall not, except in the case of Shares with respect to which Awards are granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

               (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares or of treasury Shares, including Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

               (iv) Individual Limit. Any provision of the Plan to the contrary notwithstanding, no individual may receive in any year Awards under the Plan that relate to more than 1,750,000 Shares.

               (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase
Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award and, if deemed appropriate, adjust outstanding
Awards to provide the rights contemplated by Section 9(b) hereof; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m) of the Code and the regulations thereunder; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                                   SECTION 6

               (a) Stock Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by
Section 422 of the Code, as from time to time amended, and any implementing regulations. Except in the case of an Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the exercise price of any Option granted under this Plan shall not be less than 100% of the fair market value of the underlying Shares on the date of grant.

               (b) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of 10 years after the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable. Except in the case of an Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, no Option shall be exercisable earlier than six months after the date of grant.

               (c) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by applying cash amounts payable by the Company upon the exercise of such Option or other Awards by the optionee or by exchanging whole Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents, cash amounts so payable by the Company upon exercises of Awards and the fair market value of any such whole Shares so tendered to the Company, valued (in accordance with procedures established by the Committee) as of the effective date of such exercise, is at least equal to such option price.

                                   SECTION 7

               (a) Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Award of Stock Appreciation Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another
Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to an Option or other Award may be granted either at the same time as the Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant nor after the expiration of 10 years after the date of grant. Except in the case of a Stock
Appreciation Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Stock Appreciation Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Stock Appreciation Right on the date of grant or, in the case of a Stock
Appreciation Right granted in tandem with a then outstanding Option or other
Award, on the date of grant of such related Option or Award.

               (b) A Stock Appreciation Right shall entitle the Participant to receive upon exercise, for each Share to which the SAR relates, an amount equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Stock Appreciation Right over the grant price. Any Stock
Appreciation Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Stock Appreciation Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.

                                   SECTION 8

               (a) Limited Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Limited Rights shall be granted, the number of Shares to be covered by each Award of Limited Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Limited Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any Award. Limited Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Limited Rights shall not be exercisable earlier than six months after the date of grant nor after the expiration of 10 years after the date of grant and shall only be exercisable during a period determined at the time of grant by the Committee beginning not earlier than one day and ending not more than ninety days after the expiration date of an Offer. Except in the case of a Limited Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Limited Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Limited Right on the date of grant or, in the case of a Limited Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

               (b) A Limited Right shall entitle the Participant to receive upon exercise, for each Share to which the Limited Right relates, an amount equal to the excess, if any, of the Offer Price on the date of exercise of the Limited Right over the grant price. Any Limited Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Limited
Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.

                                   SECTION 9

               (a) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees an "Other Stock-Based Award", which shall consist of an Award, the value of which is based in whole or in part on the value of Shares, that is not an instrument or Award specified in Sections
6 through 8 of this Plan. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the Committee consistent with the purposes of the Plan. The
Committee shall determine the terms and conditions of any such Other
Stock-Based Award. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such Award relates on the date of grant.

               (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 9 or as an Award granted pursuant to Sections 6 through 8 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, Subsidiary securities, other securities or other property on a current or deferred basis.

                                  SECTION 10

               (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or any successor provision thereto.
Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States.

               (b) Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which an Award becomes exercisable, or (ii) to cancel an Award and grant a new
Award in substitution therefor under such different terms and conditions as it determines in its sole and complete discretion to be appropriate.

               (c)  Adjustment of Awards Upon the Occurrence of Certain
Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

               (d)  Cancellation.  Any provision of this Plan or any Award
Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

                                  SECTION 11

               (a) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of
Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

               (b) Award Agreements. Each Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

               (c) Withholding. A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant.
The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

               (d) Nontransferability. No Award shall be transferable by a Participant other than by will or the laws of descent and distribution or, to the maximum extent permitted by Rule 16b-3, pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee. An Award may be exercised, during the Participant's lifetime, only by the Participant or the transferee under the QDRO. The designation of a Designated Beneficiary shall not be a violation of this paragraph 11(d).

               (e) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (f)  No Limit on Other Compensation Arrangements.   Nothing
contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

               (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or in the employ of any other entity providing services to the Company. The Company or any Subsidiary or any such entity may at any time dismiss a Participant from employment, or terminate any arrangement pursuant to which the Participant provides services to the Company, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award
Agreement. No Employee, Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards.

               (h) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the State of Delaware.

               (i) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

               (j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other
Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

               (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

               (l) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                  SECTION 12

               Effective Date of the Plan. The Plan shall be effective as of the date of its approval by the holders of the common stock of the Company.

                                  SECTION 13

               Term of the Plan. No Award shall be granted under the Plan after the fifth anniversary of the effective date of the Plan; however, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.


                                                                      ANNEX IV


                    FREEPORT-McMoRan COPPER & GOLD INC.

             1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS



                                 ARTICLE I

                            PURPOSE OF THE PLAN

               The purpose of the 1995 Stock Option Plan for Non-Employee
Directors (the "Plan") is to align more closely the interests of the non-employee directors of Freeport-McMoRan Copper & Gold Inc. (the "Company") with that of the Company's stockholders by providing for the automatic grant to such directors of stock options ("Options") to purchase Shares (as hereinafter defined), in accordance with the terms of the Plan.

                                ARTICLE II

                                DEFINITIONS

               For the purposes of this Plan, the following terms shall have the meanings indicated:

               Applicable Rate: With respect to the exercise of an Option, the rate, expressed as a percentage, determined according to the following formula:

                              x divided by (1-x)

in which x equals the maximum federal income tax rate applicable to individuals in effect on the date of such exercise of such Option.

               Board:  The Board of Directors of the Company.

               Change in Control: A Change in Control shall be deemed to have occurred if either (a) (i) prior to the Combination Date, as such term is defined in the Company's Certificate of Incorporation as in effect at the time of the Distribution, any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall, otherwise than as a result of the Distribution, beneficially own more than 50% of the Class A
Common Stock, par value $0.10 per share of the Company, or more than 20% of the Shares and (ii) after the Combination Date, any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 20% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends), in the case of either (i) or
(ii), pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a
"Transaction"), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

               Code: The Internal Revenue Code of 1986, as amended from time to time.

               Distribution:  The distribution by Freeport-McMoRan Inc.
("FTX") of all the then outstanding Shares owned by FTX to the holders of FTX common stock.

               Election Period: The period beginning on the third business day following a date on which the Company releases for publication its quarterly or annual summary statements of sales and earnings, and ending on the twelfth business day following such date.

               Eligible Director: A director of the Company who is not, and within the preceding one year has not been, an officer or an employee of the Company or a Subsidiary, an officer or an employee of an entity with which the Company has contracted to receive executive or management services, or otherwise eligible for selection to participate in any plan of the Company or any Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its Subsidiaries.

               Exchange Act:  The Securities Exchange Act of 1934, as amended.

               Fair Market Value: The average of the per Share high and low quoted sale prices on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal exchange or market where such Shares are quoted.

               Grant Date: The first day of the first month following the month in which the Distribution occurs.

               Option Cancellation Gain: With respect to the cancellation of an Option pursuant to Section 3 of Article IV hereof, the excess of the Fair
Market Value as of the Option Cancellation Date (as that term is defined in Section 3 of Article IV hereof) of all the outstanding Shares covered by such Option, whether or not then exercisable, over the purchase price of such Shares under such Option.

               Option Gain: The excess of the Fair Market Value of the Shares covered by the exercise of an Option over the purchase price of such Shares under such Option, as such Fair Market Value is determined on the date of such exercise.

               Shares: Shares of Class B Common Stock, par value $0.10 per share, of the Company and any shares into which such Shares may be converted or combined in accordance with the terms of the Company's Certificate of Incorporation.

               Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company; and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

                                ARTICLE III

                        ADMINISTRATION OF THE PLAN

               This Plan shall be administered by the Board. The Board will interpret this Plan and may from time to time adopt such rules and regulations for carrying out the terms and provisions of this Plan as it may deem best;
however, the Board shall have no discretion with respect to the selection of directors who receive Options, the timing of the grant of Options, the number of Shares subject to any Options or the purchase price thereof. All determinations by the Board shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of its members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company's By-Laws or of this Plan, all determinations by the Board pursuant to the provisions of this Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all persons, including the Company and its stockholders, employees, directors and optionees.

                                ARTICLE IV

                         STOCK SUBJECT TO THE PLAN

               SECTION 1. The Shares to be issued or delivered upon exercise of Options shall be made available, at the discretion of the Board, either from the authorized but unissued Shares of the Company or from Shares reacquired by the Company, including Shares purchased by the Company in the open market or otherwise obtained; provided, however, that the Company, at the discretion of the Board, may, upon exercise of Options granted under this Plan, cause a Subsidiary to deliver Shares held by such Subsidiary.

               SECTION 2.  Subject to the provisions of Section 3 of this
Article IV, the aggregate number of Shares which may be purchased pursuant to Options shall not exceed 2,000,000.

               SECTION 3. In the event of the payment of any dividends payable in Shares, or in the event of any subdivision or combination of the Shares, the number of Shares which may be purchased under this Plan, and the number of Shares subject to each Option granted in accordance with Section 2 of Article VII, shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted (whether or not then exercisable) shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company's assets are sold to another entity not affiliated with the Company, any holder of an Option, whether or not then exercisable, shall be entitled to receive (unless the Company shall take such alternative action as may be necessary to preserve the economic benefit of the Option for the optionee) on the effective date of any such transaction (the "Option Cancellation Date"), in cancellation of such Option, an amount in cash equal to the Option
Cancellation Gain relating thereto, determined as of the Option Cancellation
Date.

                                 ARTICLE V

                     PURCHASE PRICE OF OPTIONED SHARES

               The purchase price per Share under each Option shall be 100% of the Fair Market Value of a Share at the time such Option is granted, but in no case shall such price be less than the par value of the Shares subject to such Option.

                                ARTICLE VI

                         ELIGIBILITY OF RECIPIENTS

               Options will be granted only to individuals who are Eligible
Directors at the time of such grant.

                                ARTICLE VII

                             GRANT OF OPTIONS

               SECTION 1. Each Option shall constitute a nonqualified stock option which is not intended to qualify under Section 422 of the Code.

               SECTION 2. On the grant date in 1995 and on the anniversary of such date in each subsequent year through and including 2004, each Eligible Director, as of each such date, shall be granted an Option to purchase 10,000 Shares. Each Option shall become exercisable with respect to 2,500 Shares on each of the first, second, third and fourth anniversaries of the date of grant and may be exercised by the holder thereof with respect to all or any part of the Shares comprising each installment as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Option;
provided that each Option shall become exercisable in full upon a Change in Control.

               SECTION 3. Each Option shall provide that, promptly following the exercise of all or any portion of such Option, the Company shall pay to the holder of such Option an amount in cash equal to the Option Gain multiplied by the Applicable Rate.

                               ARTICLE VIII

                      NON-TRANSFERABILITY OF OPTIONS

               No Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of the optionee only by the optionee or the optionee's duly appointed legal representative.

                                ARTICLE IX

                            EXERCISE OF OPTIONS

               SECTION 1. Each Option shall terminate 10 years after the date on which it was granted.

               SECTION 2. Except in cases provided for in Article X hereof, each Option may be exercised only while the optionee is an Eligible Director.

               SECTION 3. Each Option shall provide that the Option or any portion thereof may be exercised only during an Election Period. Each Option shall provide, however, that in the event of a Change in Control, the Election
Period exercise requirement is waived.

               SECTION 4. A person electing to exercise an Option or any portion thereof then exercisable shall give written notice to the Company of such election and of the number of Shares such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such Shares, which tender shall be made in cash or cash equivalent (which may be such person's personal check) or in Shares already owned by such person (which
Shares shall be valued for such purpose on the basis of their Fair Market
Value on the date of exercise), or in any combination thereof. The Company shall have no obligation to deliver Shares pursuant to the exercise of any Option, in whole or in part, until such payment in full of the purchase price of such Shares is received by the Company. No optionee, or legal representative, legatee or distributee of such optionee shall be or be deemed to be a holder of any Shares subject to such Option or entitled to any rights of a stockholder of the Company in respect of any Shares covered by such Option distributable in connection therewith until such Shares have been paid for in full and certificates for such Shares have been issued or delivered by the Company.

               SECTION 5. Each Option shall be subject to the requirement that if at any time the Board shall be advised by counsel that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to such counsel for the Board.

               SECTION 6. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.

                                 ARTICLE X

                          TERMINATION OF SERVICE
                          AS AN ELIGIBLE DIRECTOR

               SECTION 1. If and when an optionee shall cease to be an Eligible Director for any reason other than death or retirement from the Board, all of the optionee's Options shall be terminated except that any Option, to the extent then exercisable, may be exercised within three months after such optionee ceases to be an Eligible Director, but not later than the termination date of the Option.

               SECTION 2. If and when an optionee shall cease to be an Eligible Director by reason of the optionee's retirement from the Board, all of the optionee's Options shall be terminated except that any Option, to the extent then exercisable or exercisable within one year thereafter, may be exercised within three years after such retirement, but not later than the termination date of the Option.

               SECTION 3.  Should an optionee die while serving as an Eligible
Director, all the optionee's Options shall be terminated, except that any Option to the extent exercisable by the optionee at the time of such death, together with the unmatured installment (if any) of such Option which at that time is next scheduled to become exercisable, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the optionee's estate or by the person designated in the optionee's last will and testament.

               SECTION 4. Should an optionee die after ceasing to be an Eligible Director, all of the optionee's Options shall be terminated, except that any Option, to the extent exercisable by the optionee at the time of such death, may be exercised within one year after the date of such death, but not later than the termination date of the Option, by the optionee's estate or by the person designated in the optionee's last will and testament.

                                ARTICLE XI

                      AMENDMENTS TO PLAN AND OPTIONS

               SECTION 1. The provisions of this Plan that pertain to any matter set forth in Rule 16b-3(c)(2)(ii)(A) under the Exchange Act, as such rule or any successor thereto may be amended from time to time, shall not be amended more than once every six months, other than to comport with changes in the Code or the regulations thereunder.

               SECTION 2.  Subject to the provisions of Section 1 of this
Article XI, the Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification without the approval of the stockholders shall:

               (a) except pursuant to Section 3 of Article IV, increase the maximum number (determined as provided in this Plan) of Shares which may be purchased pursuant to Options, either individually or in aggregate;

               (b) permit the granting of any Option at a purchase price other than 100% of the Fair Market Value of the Shares at the time such Option is granted, subject to adjustment pursuant to Section 3 of
         Article IV;

               (c) permit the exercise of an Option unless the full purchase price of the Shares as to which the Option is exercised is paid at the time of exercise;

               (d) extend beyond May 1, 2004 the period during which Options may be granted;

               (e) modify in any respect the class of individuals who constitute Eligible Directors; or

               (f) materially increase the benefits accruing to participants hereunder.


                                                                       ANNEX V

                             ANNUAL INCENTIVE PLAN

                    OF FREEPORT-McMoRan COPPER & GOLD INC.



                                   ARTICLE I

                                PURPOSE OF PLAN


               SECTION 1.1.  The purpose of the Annual Incentive Plan of
Freeport-McMoRan Copper & Gold Inc. (the "Plan") is to provide incentives for senior executives whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Freeport-McMoRan Copper & Gold Inc. (the "Company") and its subsidiaries.


                                  ARTICLE II

                          ADMINISTRATION OF THE PLAN


               SECTION 2.1. Subject to the authority and powers of the Board of Directors in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board of Directors consisting of two or more members of the Board each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange
Commission under the Securities Exchange Act of 1934. The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem best; provided, however, that the Committee may not exercise any authority otherwise granted to it hereunder if such action would have the effect of increasing the amount of an Award to any Covered Officer. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Board of Directors pursuant thereto shall be final, conclusive and binding on all persons, including the Participants, the Company and its subsidiaries and their respective equity holders.


                                  ARTICLE III

                     ELIGIBILITY FOR AND PAYMENT OF AWARDS


               SECTION 3.1. Subject to the provisions of the Plan, in each calendar year the Committee may select officers or employees (including officers or employees who are also directors) of the Company or any of its subsidiaries to receive Awards under the Plan with respect to such year, and determine the amount of such Awards.

               SECTION 3.2. Subject to the provisions of the Plan, Awards with respect to any year shall be paid to each Participant at such time established by the Committee following the determination of the amounts of such Awards, which payment shall in no event be later than February 28 of the year following such Award Year.

               SECTION 3.3. Notwithstanding the provisions of Section 3.2, if, prior to the date established by the Committee for any Award Year, a Participant shall so elect, in accordance with procedures established by the Committee, all or any part of an Award to such Participant with respect to such Award Year shall be deferred and paid in one or more periodic installments, not in excess of ten, at such time or times before or after the date of such Participant's Termination of Employment, but not later than ten years after such date of Termination of Employment, as shall be specified in such election. If and only if any Award or portion thereof is so deferred for payment after December 31 of the year following such Award Year, such Award or portion thereof, as the case may be, shall, commencing with January 1 of the year following such Award Year, accrue interest at a rate equal to the prime commercial lending rate announced from time to time by The Chase Manhattan
Bank, N.A. (compounded quarterly) or at such other rate and in such manner as shall be determined from time to time by the Committee. If such Participant's
Termination of Employment occurs for any reason other than death, retirement under the Company's retirement plan, or retirement with the consent of the Company outside the Company's retirement plan and if, on the date of such Termination of Employment, there remain unpaid any installments of Awards which have been deferred as provided in this Section 3.3, the Committee may, in its sole discretion, authorize payment to the Participant of the aggregate amount of such unpaid installments in a lump sum, notwithstanding such election.

               SECTION 3.4.  (a)  Notwithstanding the provisions of Sections
3.1, 3.2, 3.3, 4.2(a), and 4.2(b) hereof, any Award to any Covered Officer shall be granted in accordance with the provisions of this Section 3.4.
Subject to the discretion of the Committee as set forth in Section 4.2(c) hereof, the amount of the Award that may be granted with respect to any calendar year to the Covered Officer who is functioning as the chief executive officer of the Company at the time of such grant shall be 35% of the Plan
Funding Amount for such year, the amount of the Award that may be granted with respect to any calendar year to the Covered Officer who is functioning as the chief operating officer or chief financial officer of the Company at the time of such grant shall be, as to each such individual, 20% of the Plan Funding
Amount for such year, the amount of the Award that may be granted with respect to any calendar year to the Covered Officer who is functioning as the chief investment officer of the Company at the time of such grant shall be 15% of the Plan Funding Amount for such year, and the amount of the Award that may be granted with respect to any calendar year to the Covered Officer who is the Vice Chairman of the Board of the Company at the time of such grant or, if there is no such individual, any other Covered Officer of the Company at the time of such grant shall be 10% of the Plan Funding Amount for such year.

               (b) All Awards to Covered Officers under the Plan will be made and administered by two or more members of the Committee who are also
"outside directors" within the meaning of Section 162(m) of the Internal
Revenue Code of 1986, as amended, and rules promulgated by the Internal
Revenue Service of the Department of the Treasury thereunder.

               (c) Any provision of the Plan to the contrary notwithstanding, no Covered Officer shall be entitled to any payment of an Award with respect to a calendar year unless the members of the Committee referred to in Section
3.4(b) hereof shall have certified the Plan Funding Amount for such year and that the condition of Section 4.1 hereof has been met for such year.


                                  ARTICLE IV

                              GENERAL PROVISIONS


               SECTION 4.1. Any provision of the Plan to the contrary notwithstanding, no Award shall be made pursuant to Section 3.1 or 3.4 with respect to any calendar year if the average of the Return on Investment for such calendar year and each of the four preceding calendar years, after giving effect to the aggregate amount (if any) that was awarded or credited with respect to such prior years and the aggregate amount that would otherwise have been so awarded or credited with respect to such calendar year, would be less than 6%.

               SECTION 4.2. (a) In determining the aggregate amount awarded to Participants under the Plan for any calendar year, the Committee shall consider as a guideline that the aggregate amount of all Awards granted with respect to any calendar year should not exceed two and one-half percent of Net
Cash Provided by Operating Activities for such year.

               (b) If Managed Net Income or Total Investment of Capital for any year shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust Managed Net Income or Total Investment of Capital and make payments and reductions accordingly under the Plan; provided that the Committee shall not take any such adjustment into account in calculating
Awards to Covered Officers if the effect of such adjustment would be to increase the Plan Funding Amount.

               (c)  Notwithstanding the provisions of subparagraphs (a) and
(b) above, the amount available for the grant of Awards under the Plan to Covered Officers with respect to a calendar year shall be equal to the Plan
Funding Amount for such year and any adjustments made in accordance with or for the purposes of subparagraphs (a) or (b) that would have the effect of increasing the Plan Funding Amount shall be disregarded for purposes of calculating Awards to Covered Officers. The Committee may, in the exercise of its discretion, determine that the aggregate amount of all Awards granted to Covered Officers with respect to a calendar year shall be less than the Plan
Funding Amount for such year, but the excess of such Plan Funding Amount over such aggregate amount of Awards granted to Covered Officers shall not be available for any Awards to Covered Officers with respect to future years. In addition, the Committee may, in the exercise of its discretion, reduce or eliminate the amount of an Award to a Covered Officer otherwise calculated in accordance with the provisions of Section 3.4 prior to payment thereof.

               SECTION 4.3. A Participant may designate in writing a beneficiary (including the trustee or trustees of a trust) who shall upon the death of such Participant be entitled to receive all amounts which would have been payable hereunder to such Participant. A Participant may rescind or change any such designation at any time. Except as provided in this Section
4.3, none of the amounts which may be payable under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution.

               SECTION 4.4. All payments made pursuant to the Plan shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with procedures to be established by the Committee.

               SECTION 4.5. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its subsidiaries, and the right of the Company or any such subsidiary to dismiss or discharge any such Participant, or to terminate any arrangement pursuant to which any such Participant provides services to the Company, is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants.

               SECTION 4.6. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent public accountants for the Company. No member of the Board of Directors or of the Committee or any officers of the Company or its subsidiaries shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.

               SECTION 4.7. Nothing contained in the Plan shall prevent the Company or any subsidiary or affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.


                                   ARTICLE V

                     AMENDMENT OR TERMINATION OF THE PLAN


               SECTION 5.1 The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan, provided that, except as otherwise provided in the Plan, no such amendment or termination shall adversely affect any Awards previously made to a Participant and deferred by such Participant pursuant to Section 3.3. In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any Awards not theretofore paid out prior to the respective dates upon which payments would otherwise be made hereunder to such Participants, and in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. The Board may at any time and from time to time delegate to the Committee any or all of its authority under this Section 5.1.


                                  ARTICLE VI

                                  DEFINITIONS


               SECTION 6.1 For the purposes of the Plan, the following terms shall have the meanings indicated:

               (a) Award: The grant of an award of cash by the Committee to a Participant pursuant to Section 3.1 or 3.4.

               (b) Award Year: Any calendar year or portion thereof with respect to which an Award may be granted.

               (c)   Board of Directors:  The Board of Directors of the
         Company.

               (d)   Committee:  The Committee designated pursuant to Section
         2.1. Until otherwise determined by the Board of Directors, the Corporate Personnel Committee designated by such Board shall be the Committee under the Plan.

               (e) Covered Officer: At any date, (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section
         162(m) of the Internal Revenue Code of 1986, as amended, and the rules promulgated thereunder by the Internal Revenue Service of the Department of the Treasury, provided, however, the term "Covered
         Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any grant or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and
         (ii) any individual who is designated by the Committee, in its discretion, at the time of any grant or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any Award will be paid to such individual.

               (f)  Managed Net Income:  With respect to any year, the sum of
         (i) the net income (or net loss) of the Company and its consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public; plus (or minus)
         (ii) the minority interests' share in the net income (or net loss) of the Company's consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public; plus (or minus) (iii) the effect of changes in accounting principles of the Company and its consolidated subsidiaries for such year plus (or minus) the minority interests' share in such changes in accounting principles as reviewed by the Company's independent auditors and released by the Company to the public.

               (g) Net Cash Provided by Operating Activities: With respect to any year, the net cash provided by operating activities of the Company and its consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public.

               (h) Net Interest Expense: With respect to any year, the net interest expense of the Company and its consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public.

               (i) Participant: An individual who has been selected by the Committee to receive an Award.

               (j) Plan Funding Amount: With respect to any year, two and one-half percent of Net Cash Provided by Operating Activities for such year; provided, however, that the Plan Funding Amount for 1995 shall equal two and one-half percent of the portion of Net
         Cash Provided by Operating Activities that was earned during the portion of 1995 occurring after the distribution by Freeport-
         McMoRan Inc. to its common shareholders of all of the shares of Class B Common Stock of the Company then owned by it.

               (k) Return on Investment: With respect to any year, the result (expressed as a percentage) calculated according to the following formula:

                                  a + (b - c)
                                       d

         in which "a" equals Managed Net Income for such year, "b" equals Net
         Interest Expense for such year, "c" equals Tax on Net Interest
         Expense for such year, and "d" equals Total Investment of Capital for such year.

               (l) Tax on Net Interest Expense: With respect to any year, the tax on the net interest expense of the Company and its consolidated subsidiaries for such year calculated at the appropriate statutory income tax rate for such year as reviewed by the Company's independent auditors.
               (m)   Termination of Employment:  Solely for purposes of
         Section 3.3 hereof, the cessation of the rendering of services, whether or not as an employee, to any and all of the following entities: the Company, any subsidiary of the Company, Freeport-McMoRan Inc., any subsidiary of Freeport-McMoRan Inc.,
         McMoRan Oil & Gas Co., any subsidiary of McMoRan Oil & Gas Co., and any law firm rendering services to any of the foregoing entities provided such law firm consists of at least two or more members or associates who are or were officers of the Company or any subsidiary of the Company.

               (n) Total Investment of Capital: With respect to any year, the sum of (i) the weighted average of the stockholders' equity in the Company and its consolidated subsidiaries for such year, (ii) the weighted average of the minority interests in the consolidated subsidiaries of the Company for such year, (iii) the weighted average of the redeemable preferred stock of the Company for such year and
         (iv) the weighted average of the long-term debt of the Company and its consolidated subsidiaries for such year, all as shown in the quarterly balance sheets of the Company and its consolidated subsidiaries for such year.


                                                                      ANNEX VI


                 1995 LONG-TERM PERFORMANCE INCENTIVE PLAN

                  OF FREEPORT-McMoRan COPPER & GOLD INC.



                                 ARTICLE I

                              PURPOSE OF PLAN


               SECTION 1.1.  The purposes of the 1995 Long-Term Performance
Incentive Plan of Freeport-McMoRan Copper & Gold Inc. (the "Plan") are (i) to provide incentives for senior executives whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Freeport-McMoRan Copper & Gold Inc.
(the "Company") and its subsidiaries and (ii) to provide for the issuance of awards relating to performance awards issued to employees and officers of Freeport-McMoRan Inc. (``FTX''), the Company's current parent, in connection with the Distribution.


                                ARTICLE II

                        ADMINISTRATION OF THE PLAN


               SECTION 2.1. Subject to the authority and powers of the Board of Directors in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board of Directors consisting of two or more members of the Board each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange
Commission under the Securities Exchange Act of 1934. The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem best; provided, however, that the Committee may not exercise any authority otherwise granted to it hereunder if such action would have the effect of increasing the amount of any credit to or payment from the Performance Award Account of any Covered
Officer. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Board of Directors pursuant thereto shall be final, conclusive and binding on all persons, including but not limited to the Participants, the Company and its subsidiaries and their respective equity holders.


                                ARTICLE III

              ELIGIBILITY FOR AND GRANT OF PERFORMANCE AWARDS

               SECTION 3.1. Subject to the provisions of the Plan, the Committee may from time to time select officers or employees (including officers or employees who are also directors) of the Company or any Subsidiary to be granted Performance Awards under the Plan, and determine the number of Performance Units covered by each such Performance Award. In addition, the Committee will identify Eligible Individuals for the grant of Transition Awards. Performance Awards may be granted at different times to the same individual. No Performance Awards shall be granted hereunder after December 31, 1999.

               SECTION 3.2. Upon the grant of a Performance Award to a Participant, the Company shall establish a Performance Award Account for such Participant and shall credit to such Performance Award Account the number of Performance Units covered by such Performance Award.

               SECTION 3.3.  Subject to adjustment as provided in Section
3.4(d), the number of Performance Units outstanding at any time shall not exceed 3,000,000. Performance Units that shall have been forfeited or with respect to which payment has been made pursuant to Section 4.2 or deferred pursuant to Section 4.4 shall not thereafter be deemed to be credited or outstanding for any purpose of the Plan and may again be the subject of Performance Awards.

               SECTION 3.4.  (a)  Notwithstanding the provisions of Section
3.1, 3.2 and 3.3 hereof, with respect to any Performance Awards granted under the Plan after December 31, 1995 the number of Performance Units covered by an annual Performance Award that may be granted to the Covered Officer who is functioning as the chief executive officer of the Company at the time of such grant shall be 110,000; the number of Performance Units covered by an annual Performance Award that may be granted to the Covered Officer who is functioning as the chief operating officer of the Company at the time of such grant shall be 65,000; the number of Performance Units covered by an annual Performance Award that may be granted to the Covered Officer who is the Vice Chairman of the Board of the Company at the time of such grant shall be 35,000; and the number of Performance Units covered by an annual
Performance Award that may be granted to any other Covered Officer shall be, as to each such individual, 30,000.

               (b)   Notwithstanding the provisions of Section 3.1, 3.2 and
3.3 hereof and subject to adjustment as provided in Secti on 3.4(d), with respect to any Transition Awards granted under the Plan during calendar year
1995, the number of Performance Units covered by any such Transition Award that may be granted to the Covered Officer who is functioning as the chief executive officer of the Company at the time of such grant shall be 400,000, in such series as are designated on Schedule A; the number of Performance
Units covered by any such Transition Award that may be granted to the Covered
Officer who is functioning as the chief operating officer of the Company at the time of such grant shall be 160,000, in such series as are designated on Schedule A; the number of Performance Units covered by any such Transition
Award that may be granted to the Vice Chairman of the Board of the Company at the time of such grant shall be 230,000, in such series as are designated on Schedule A; and the number of Performance Units covered by any such Transition Award that may be granted to any other Covered Officer shall be, as to each such individual, 120,000, in such series as are designated on Schedule A.

               (c) All Performance Awards to Covered Officers under the Plan will be made and administered by two or more members of the Committee who are also "outside directors" within the meaning of Section 162(m) of the Internal
Revenue Code of 1986, as amended, and rules promulgated by the Internal
Revenue Service of the Department of the Treasury thereunder.

               (d) Upon effectiveness of the Plan, each number of Performance Units specified in Section 3.3 and in paragraph (b) of this
Section 3.4 shall be multiplied by a fraction, the numerator of which is the number of shares of all classes of common stock of the Company outstanding for purposes of calculating the audited earnings per common share of the Company for calendar year 1995, and the denominator of which is the number of common shares of FTX outstanding used for purposes of calculating the audited earnings per share of FTX for calendar year 1994.


                                ARTICLE IV

                CREDITS TO AND PAYMENTS FROM PARTICIPANTS'
                        PERFORMANCE AWARD ACCOUNTS


               SECTION 4.1. (a) Except as provided in paragraph (b), subject to the provisions of the Plan, each Performance Unit in any Performance Award Account of each Participant at December 31 of any year shall be credited, as of such December 31 of each year in the Performance
Period for such Performance Unit, with an amount equal to the Annual
Earnings Per Share (or Net Loss Per Share) for such year; provided that, if in any year there shall be any outstanding Net Loss Carryforward applicable to such Performance Unit, such Net Loss Carryforward shall be applied to reduce any amount which would otherwise be credited to or in respect of such Performance Unit pursuant to this Section 4.1 in such year until such Net Loss Carryforward has been fully so applied.

               (b) With respect to Performance Units outstanding on December 31, 1995, the credit in respect of any such Performance Unit shall equal the portion of Annual Earnings Per Share (or Net Loss Per Share) that related to the portion of such year occurring after the effective date of the Distribution.

               SECTION 4.2. (a) Subject to the provisions of the Plan, amounts credited to a Participant's Performance Award Account in respect of Performance Units shall be paid to such Participant as soon as practicable on or after the Award Valuation Date with respect to such Performance Units.

               (b)  Payments pursuant to Section 4.2(a) shall be in cash.

               (c) Notwithstanding any other provision of the Plan to the contrary, no Covered Officer shall be entitled to any payment with respect to any Performance Units unless the members of the Committee referred to in
Section 3.4(c) hereof shall have certified the amount of the Annual
Earnings Per Share (or Net Loss Per Share) for each year or portion thereof in the Performance Period applicable to such Performance Units.

               SECTION 4.3.  In addition to any amounts payable pursuant to
Section 4.2, the Committee may in its sole discretion determine that there shall be payable to a former Participant a supplemental amount not exceeding the excess, if any, of (i) the amount determined in accordance with Section
4.1 which would have been payable to such former Participant if the Award
Valuation Date with respect to any Performance Units granted to such Participant had been December 31 of the first, second or third calendar year next following the year in which such Participant's Termination of Employment occurred (the selection of such first, second or third calendar year to be in the sole discretion of the Committee subject only to the last sentence of this
Section 4.3) over (ii) the amount determined in accordance with said Section
4.1 as of December 31 of the calendar year in which such Termination of Employment actually occurred. Any such supplemental amount so payable shall be paid in a lump sum as promptly as practicable on or after December 31 of the calendar year so selected by the Committee or in one or more installments ending not later than five years after such December 31, as the Committee may in its discretion direct. In no event shall any payment under this Section
4.3 be made with respect to any calendar year after the year in which such former Participant reaches his normal retirement date under the Company's retirement plan.

               SECTION 4.4. (a) Prior to January 1 of any calendar year in which it is anticipated that an Award Valuation Date with respect to any Performance Units may occur, a Participant may elect, in accordance with procedures established by the Committee, to defer, as and to the extent hereinafter provided, the payment of the amount, if any, which shall be paid pursuant to Section 4.2.

               (b) All payments deferred pursuant to Section 4.4(a) shall be paid in one or more periodic installments, not in excess of ten, at such time or times after the applicable Award Valuation Date, but not later than ten years after such Award Valuation Date, as shall be specified in such Participant's election pursuant to Section 4.4(a).

               (c)   In the case of payments deferred as provided in Section
4.4(a), the unpaid amounts shall, commencing with the applicable Award
Valuation Date, accrue interest at a rate equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A.
(compounded quarterly) or at such other rate and in such manner as shall be determined from time to time by the Committee. If subsequent to such Participant's election pursuant to Section 4.4(a) such Participant's
Termination of Employment occurs for any reason other than death, Disability, retirement under the Company's retirement plan, or retirement with the consent of the Company outside the Company's retirement plan, the Committee may, in its sole discretion, pay to such Participant in a lump sum the aggregate amount of any payments so deferred, notwithstanding such election.

               SECTION 4.5. Anything contained in the Plan to the contrary notwithstanding:

               (a) The Committee may, in its sole discretion, suspend, permanently or for a specified period of time or until further determination by the Committee, the making of any part or all of the credits which would otherwise have been made to the Performance Award Accounts of all the Participants or to such Accounts of one or more Participants as shall be designated by the Committee.

               (b) Each Performance Unit and all other amounts credited to a Participant's Performance Award Account in respect of such Performance Unit shall be forfeited in the event of the Discharge for Cause of such Participant prior to the end of the Performance Period applicable to such Performance Unit.

               (c) Each Performance Unit and all other amounts credited to a Participant's Performance Award Account in respect of such Performance Unit shall, unless and to the extent that the Committee shall in its absolute discretion otherwise determine by reason of special mitigating circumstances, be forfeited in the event that such Participant's Termination of Employment shall occur for any reason other than death, Disability, retirement under the Company's retirement plan, or retirement with the consent of the Company outside the Company's retirement plan, at any time (except within two years after the date on which a Change in Control shall have occurred) prior to the end of the Performance Period applicable to such Performance Unit.

               (d) If any suspension is in effect pursuant to Section 4.5(a) on a date when a credit would otherwise have been made pursuant to Section
4.1, the amount which would have been credited but for such suspension shall be forfeited and no credits shall thereafter be made in lieu thereof. If the Committee shall so determine in its sole discretion, the amounts theretofore credited to any Performance Award Account or Accounts shall accrue interest, during the suspension period, at a rate equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A. (compounded quarterly) or at such other rate and in such manner as shall be determined from time to time by the Committee.


                                 ARTICLE V

                            GENERAL INFORMATION


               SECTION 5.1.  If Net Income, Annual Earnings Per Share or Net
Loss Per Share for any year shall have been affected by special factors
(including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust Net Income, Annual Earnings Per Share or Net
Loss Per Share, as the case may be, for such year (and subsequent years as appropriate), or any combination of them, and make credits, payments and reductions accordingly under the Plan; provided, however, the Committee shall not have the authority to make any such adjustments to payments with respect to the Performance Awards of, or credits to the Performance Award Accounts of, any Participant who is at such time a Covered Officer if the effect of any such action would be to increase the amount that would be credited to or paid from such Performance Award Accounts.

               SECTION 5.2.  In addition to the adjustment specified in
Section 3.4(d), the Committee shall for purposes of Articles III and IV make appropriate adjustments in the number of Performance Units which shall remain subject to Performance Awards and in the number of Performance Units which shall have been credited to Participants' accounts, in order to reflect any merger or consolidation to which the Company is a party or any stock dividend, split-up, combination or reclassification of the outstanding shares of Company
Common Stock or any other relevant change in the capitalization of the Company.

               SECTION 5.3. A Participant may designate in writing a beneficiary (including the trustee or trustees of a trust) who shall upon the death of such Participant be entitled to receive all amounts which would have been payable hereunder to such Participant. A Participant may rescind or change any such designation at any time. Except as provided in this Section
5.3, none of the amounts which may be payable under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution.

               SECTION 5.4. All payments made pursuant to the Plan shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with procedures to be established by the Committee.

               SECTION 5.5. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any Subsidiary, and the right of the Company or any such Subsidiary to dismiss or discharge any such Participant, or to terminate any arrangement pursuant to which any such Participant provides services to the Company, is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants.

               SECTION 5.6. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent public accountants for the Company. No member of the Board of Directors or of the Committee or any officers of the Company or any Subsidiary shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.

               SECTION 5.7. Nothing contained in the Plan shall prevent the Company or any Subsidiary or affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.


                                ARTICLE VI

                   AMENDMENT OR TERMINATION OF THE PLAN


               SECTION 6.1. The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan, provided that, except as otherwise provided in the Plan, no such amendment or termination shall adversely affect the amounts credited to the Performance Award Account of a Participant with respect to Performance Awards previously made to such Participant. In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any amounts specified in Article IV and not theretofore paid out, prior to the respective dates upon which payments would otherwise be made hereunder to such Participants, and in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. The Board may at any time and from time to time delegate to the Committee any or all of its authority under this Article VI.


                                ARTICLE VII

                                DEFINITIONS


               SECTION 7.1. For the purposes of the Plan, the following terms shall have the meanings indicated:

               (a) Annual Earnings Per Share: With respect to any year, the result obtained by dividing (i) Net Income for such year by (ii) the average number of issued and outstanding shares (excluding treasury shares and shares held by any subsidiaries) of Class A Common Stock, par value $.10 per share, of the Company and Class B Common Stock, par value $.10 per share, of the Company during such year as reviewed by the Company's independent auditors.

               (b)  Award Valuation Date:  (I)  With respect to any
Performance Units constituting a Performance Award granted after December
31, 1995, (i) December 31 of the year in which the third anniversary of the grant of such Performance Award to a Participant shall occur or, (ii) if earlier, December 31 of the year in which such Participant's Termination of Employment shall occur, if such Termination of Employment occurs (x) within two years after a Change in Control or (y) as a result of death, Disability, retirement under the Company's retirement plan or retirement with the consent of the Company outside the Company's retirement plan and
(II) with respect to any Performance Units comprising all or a portion of any Transition Award, (i) December 31 of the applicable year corresponding to such Performance Unit, as set forth in Schedule A hereto in respect of any Covered Officer, and as determined by the Committee in respect of any other Participant, provided that in the case of any Participant such date shall not be later than December 31 of the year in which the third anniversary of the grant of such Performance Unit to such Participant shall occur or (ii) if earlier, December 31 of the year in which such Participant's Termination of Employment shall occur, if such Termination of Employment occurs (x) within two years after a Change in Control or (y) as a result of death, Disability, retirement under the Company's retirement plan or retirement with consent of the Company outside the Company's retirement plan.

               (c)  Board of Directors:  The Board of Directors of the Company.

               (d) Change in Control: A Change in Control shall be deemed to have occurred if either (i) (A) prior to the Combination Date, as such term is defined in the Company's Certificate of Incorporation as in effect at the time of the Distribution, as hereinafter defined, any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall, otherwise than as a result of the Distribution, beneficially own more than 50% of the Class A Common Stock, par value $0.10 of the Company, or more than 20% of the Company Common Stock and (B) after the Combination Date, any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 20% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends), in the case of either (A) or (B), pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (ii) there shall be a change in the composition of the Board of Directors of the Company at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a "Transaction"), so that
(A) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such first Transaction, or (B) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses
(i) and (ii). For purposes of this paragraph (d), the "Distribution" shall mean the distribution by Freeport-McMoRan Inc. of all of the Company Common
Stock owned by it to its common stockholders.

               (e)  Committee:  The Committee designated pursuant to Section
2.1.  Until otherwise determined by the Board of Directors, the Corporate
Personnel Committee designated by such Board shall be the Committee under the Plan.

               (f)  Company Common Stock:  Class B Common Stock, par value
$0.10 per share, of the Company and such other Company or subsidiary securities as may be designated from time to time by the Committee.

               (g) Covered Officer: At any date, (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m) of the Internal
Revenue Code of 1986, as amended, and the rules promulgated thereunder by the Internal Revenue Service of the Department of the Treasury, provided, however, the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any grant or at any subsequent time as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any grant or at any subsequent time as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which payment from any Performance Award Account of such individual will be made.

               (h) Disability: In the case of any Participant, disability which after the expiration of more than 26 weeks after its commencement is determined to be total and permanent by a physician selected by the Company and acceptable to such Participant or his legal representatives.

               (i)  Discharge for Cause:  Involuntary Termination of
Employment as a result of dishonesty or similar serious misconduct directly related to the performance of duties for any and all of the Related Entities.

               (j) Distribution: The distribution by FTX to its common stockholders of all of the Company Common Stock then owned by it.

               (k) Eligible Individual: Any holder of a performance award under the 1992 Long-Term Performance Incentive Plan of FTX on the date of the Distribution.

               (l) Net Income: With respect to any year, the sum of (i) the net income (or net loss) of the Company and its consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public; plus (or minus) (ii) the minority interests' share in the net income (or net loss) of the Company's consolidated subsidiaries for such year as reviewed by the Company's independent auditors and released by the Company to the public; plus (or minus) (iii) the effect of changes in accounting principles of the Company and its consolidated subsidiaries for such year plus (or minus) the minority interests' share in such changes in accounting principles as reviewed by the Company's independent auditors and released by the Company to the public.

               (m)  Net Loss Carryforward:  With respect to any Performance
Units, (i) an amount equal to the Net Loss Per Share for any year in the applicable Performance Period times the number of such Performance Units then outstanding, reduced by (ii) any portion thereof which has been applied in any prior year as provided in Section 4.1.

               (n) Net Loss Per Share: The amount obtained when the calculation of Annual Earnings Per Share results in a number that is less than zero.

               (o) Participant: An individual who has been selected by the Committee to receive a Performance Award and in respect of whose Performance
Award Account any amounts remain payable.

               (p)  Performance Award:  The grant of Performance Units by the
Committee to a Participant pursuant to Section 3.1 or 3.4.

               (q)  Performance Award Account:  An account established for a
Participant pursuant to Section 3.2.

               (r)   Performance Period:  With respect to any Performance
Unit, the period beginning on January 1 of the year in which such Performance
Unit was granted and ending on the Award Valuation Date for such Performance
Unit provided that, with respect to Performance Units constituting
Transition Awards, the Performance Period shall begin on the effective date of the Distribution.

               (s) Performance Unit: A unit covered by Performance Awards granted or subject to grant pursuant to Article III.

               (t)  Related Entities:  The Company, any subsidiary of the
Company, Freeport-McMoRan Inc., any subsidiary of Freeport-McMoRan Inc.,
McMoRan Oil & Gas Co., any subsidiary of McMoRan Oil and Gas Co., and any law firm rendering services to any of the foregoing entities provided such law firm consists of at least two or more members or associates who are or were officers of the Company or any subsidiary of the Company.

               (u) Subsidiary: Any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity.

               (v) Termination of Employment: The cessation of the rendering of services, whether or not as an employee, to any and all of the Related Entities.

               (w)  Transition Award:  A Performance Award granted to an
Eligible Individual during 1995 by way of adjustment to such individual's
FTX 1992 Long-Term Performance Incentive Plan performance award in connection with the Distribution.



                                                                    SCHEDULE A


                             Transition Awards

                      Schedule of Award Valuation Dates
                for Transition Awards Performance Units Granted
                 to Covered Officers During Calendar Year 1995


                                     Number of             Award Valuation
     Covered Officer            Performance Units*           Date
- - - - --------------------------    -----------------------    -------------------
Chief Executive Officer        100,000 (1998 series)     December 31, 1998
                               100,000 (1997 series)     December 31, 1997
                               100,000 (1996 series)     December 31, 1996
                               100,000 (1995 series)     December 31, 1995

Chief Operating Officer        40,000 (1998 series)      December 31, 1998
                               40,000 (1997 series)      December 31, 1997
                               40,000 (1996 series)      December 31, 1996
                               40,000 (1995 series)      December 31, 1995

Vice Chairman of the           75,000 (1998 series)      December 31, 1998
Board                          75,000 (1997 series)      December 31, 1997
                               40,000 (1996 series)      December 31, 1996
                               40,000 (1995 series)      December 31, 1995

Each Additional Covered        40,000 (1998 series)      December 31, 1998
Officer                        40,000 (1997 series)      December 31, 1997
                               20,000 (1996 series)      December 31, 1996
                               20,000 (1995 series)      December 31, 1995


* To be adjusted in accordance with Section 3.4(d).


                    FREEPORT-McMoRan COPPER & GOLD INC.


                   CONSENT TO THE PROPOSALS SOLICITED BY
                    FREEPORT-McMoRan COPPER & GOLD INC.



               The undersigned hereby consents or withholds consent as
specified on the reverse side of the approval to the Proposals made by
Freeport-McMoRan Copper & Gold Inc. (the "Company") as described in the
Consent Solicitation Statement dated             , 1995.

               Please be certain to indicate on the reverse side whether you wish to consent or withhold consent.

               If this card is executed but no choice is indicated for a Proposal, you will be deemed to have consented to such Proposal.

               The Consent Solicitation Statement contains important information regarding the Proposals. The Board of Directors of the Company therefore recommends that you do not execute this consent unless you have received and read a copy of the Consent Solicitation Statement.

               This consent is solicited on behalf of the Board of Directors of Freeport-McMoRan Copper & Gold Inc.

             (Continued and to be signed on the reverse side)



         (a)   MERGER PROPOSAL

         [ ]   Please CONSENT to the Merger Proposal

         [ ]   Please WITHHOLD CONSENT to the Merger Proposal


         (b)   CORPORATE GOVERNANCE PROPOSAL

         [ ]   Please CONSENT to the Corporate Governance Proposal

         [ ]   Please WITHHOLD CONSENT to the Corporate Governance Proposal


         (c)   PROPOSAL FOR COMPANY ADJUSTED STOCK AWARD PLAN

         [ ]   Please CONSENT to the Proposal for Company Adjusted Stock Award
               Plan

         [ ]   Please WITHHOLD CONSENT to the Proposal for Company Adjusted
               Stock Award Plan


         (d)   PROPOSAL FOR COMPANY 1995 STOCK OPTION PLAN

         [ ]   Please CONSENT to the Proposal for Company 1995 Stock Plan

         [ ]   Please WITHHOLD CONSENT to the Proposal for Company 1995 Stock
               Plan


         (e)   PROPOSAL FOR COMPANY 1995 STOCK OPTION PLAN FOR
               NON-EMPLOYEE DIRECTORS

         [ ]   Please CONSENT to the Proposal for Company 1995 Stock Option
               Plan for Non-Employee Directors

         [ ]   Please WITHHOLD CONSENT to the Proposal for Company 1995 Stock
               Option Plan for Non-Employee Directors


         (f)   PROPOSAL FOR ANNUAL INCENTIVE PLAN

         [ ]   Please CONSENT to the Proposal for Annual Incentive Plan

         [ ]   Please WITHHOLD CONSENT to the Proposal for Annual Incentive
               Plan


         (g)   PROPOSAL FOR 1995 LONG-TERM PERFORMANCE INCENTIVE
               PLAN

         [ ]   Please CONSENT to the Proposal for 1995 Long-Term Performance
               Incentive Plan

         [ ]   Please WITHHOLD CONSENT to the Proposal for 1995 Long-Term
               Performance Incentive Plan


         Date:  ______________, 1995



                                             _________________________


                                             _________________________
                                                   Signature(s)

                                             _________________________


                                             _________________________
                                             Please print name(s) here



                                 Please sign your name exactly as it appears hereon. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                               CONSENT CARD


                 Please sign, date and return this consent
                       using the enclosed envelope.



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